As filed with the Securities and Exchange Commission on July 29, 2008

Registration Nos. 033-08122
811-04805

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 71	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 72	☒

Van Kampen Equity Trust
(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

522 Fifth Avenue, New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

(212) 296-6990
(Registrant’s Telephone Number including Area Code)

AMY R. DOBERMAN, ESQ.
Managing Director
Van Kampen Investments Inc.
522 Fifth Avenue
New York, New York 10036
(Name and Address of Agent for Service)

Copies to:
CHARLES B. TAYLOR, ESQ.
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

          ☒ on July 31, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered Shares of Beneficial Interest, par value $0.01 per share.

EXPLANATORY NOTE

This Post-Effective Amendment No. 71 to the Registration Statement contains nine Class A Shares, Class B Shares and Class C Prospectuses and nine Class I Shares and, where pertinent, Class R Shares Prospectuses pertaining to eleven series of the Registrant and one combined Statement of Additional Information pertaining to the Applicable Series (defined below) and Van Kampen Global Growth Fund. The Prospectuses describe each of the following series of the Registrant: (i) Van Kampen Asset Allocation Conservative Fund, (ii) Van Kampen Asset Allocation Growth Fund, (iii) Van Kampen Asset Allocation Moderate Fund, (iv) Van Kampen Core Equity Fund, (v) Van Kampen Disciplined Small Cap Value Fund, (vi) Van Kampen Leaders Fund, (vii) Van Kampen Mid Cap Growth Fund, (viii) Van Kampen Small Cap Growth Fund, (ix) Van Kampen Small Cap Value Fund, (x) Van Kampen Utility Fund and (xi) Van Kampen Value Opportunities Fund (collectively, the “Applicable Series”). The Registration Statement is organized as follows:

Facing Page

The Prospectuses of the Applicable Series

The combined Statement of Additional Information

Part C Information

Exhibits

No changes are being made to the Prospectuses of Van Kampen Global Growth Fund of the Registrant included in Post-Effective Amendment No. 69 to the Registration Statement, filed with the Commission on April 15, 2008, and no changes are being made to the Prospectus or the Statement of Additional Information of Van Kampen Small Company Growth Fund of the Registrant included in Post-Effective Amendment No. 34 to the Registration Statement, filed with the Commission on January 21, 2000.

MUTUAL FUNDS

Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund

This Prospectus is dated
July 31, 2008
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

Van Kampen Asset Allocation Funds’ respective investment objectives are to seek high levels of long-term total return consistent with varying levels of risk.

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor. This Prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Van Kampen Asset Allocation Conservative Fund’s (the “Conservative Fund”) investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Van Kampen Asset Allocation Moderate Fund’s (the “Moderate Fund”) investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Van Kampen Asset Allocation Growth Fund’s (the “Growth Fund”) investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Principal Investment Strategies
Each of the Conservative Fund, the Moderate Fund and the Growth Fund (collectively the “Funds” or the “Asset Allocation Funds”) is designed to allocate its portfolio of investments among different asset classes to achieve its investment objective. Each Fund starts with an overall target asset allocation weighting as follows:

Asset			Fixed Income
Allocation Funds	Equity Allocation		Allocation
	Target	Range	Target	Range

Conservative Fund	40%	30%-50%	60%	50%-70%
Moderate Fund	60%	50%-70%	40%	30%-50%
Growth Fund	80%	70%-90%	20%	10%-30%

Each Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Class I Shares of other Van Kampen funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for such Underlying Fund. The list in Appendix A to this Prospectus represents those Underlying Funds currently available for investment by the Funds. The Funds are not required to invest in all of the Underlying Funds nor are they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund, however, no Fund may invest more than 50% of its assets in any one Underlying Fund. From time to time the investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

The Fund’s investment adviser utilizes a multi-factor approach to asset allocation based on the investment adviser’s analysis of macroeconomic trends and asset class valuations. Subject to the target asset allocation weighting for each Fund, the investment adviser makes further allocation decisions by asset class based on various factors including, among other things: for equities, considering growth or value styles, market capitalizations (large, medium and/or small equity capitalizations) and income generation potential; and for fixed income, considering maturities, sectors and credit qualities. Subject to the target asset allocation weighting for each Fund, the investment adviser monitors each Fund’s asset allocation and the selection of Underlying Funds and makes adjustments as market conditions warrant, in its discretion. In monitoring each Fund’s asset allocation, the investment adviser rebalances each Fund’s investments to bring them back within its target asset allocation weighting whenever such Fund’s investments are outside the ranges specified above. In addition, each Fund may invest directly in government securities and cash equivalents for liquidity and when the investment adviser believes market conditions so warrant.

The Funds generally will sell an Underlying Fund when the investment adviser believes that another Underlying Fund would be more appropriate to help achieve the Fund’s investment objective or to rebalance back to target weightings. Each Fund may also invest up to 10% of its total assets in unaffiliated exchange traded funds (“ETFs”).

The Funds may change their target asset allocation weightings and the Underlying Funds without prior approval of or prior notice to shareholders.

Principal Investment Risks
An investment in the Funds is subject to risks, and you could lose money on your investment in the Funds. There can be no assurance that the Funds will achieve their investment objective.

Risks of Investing in the
Asset Allocation Funds
Allocation risk. Each Fund’s ability to achieve its investment objective depends upon the investment adviser’s analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. There is risk that the investment adviser’s evaluations and assumptions regarding macroeconomic trends, asset class valuations and selected Underlying Funds may be incorrect in view of actual market conditions.

Risks of investing in the Underlying Funds. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Funds’ investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. If an Underlying Fund were to change its investment objective or policies, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. Furthermore, in selecting among the Underlying Funds (which are also advised by the Funds’ investment adviser), the investment adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the investment adviser are higher than the fees paid by other Underlying Funds; however, the investment adviser seeks to select those Underlying Funds that best satisfy its multi-level asset allocation determinations and each Fund’s target asset allocation weighting.

Diversification status and associated risks. Each Fund is a non-diversified fund, investing only in the Underlying Funds, ETFs, government securities and cash. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

Risks of Investing in the
Underlying Funds
An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying Funds and those risks generally associated with either type of Underlying Funds. The risks associated with either equity Underlying Funds or fixed income Underlying Funds will have a greater or lesser impact on the risk associated with investment in an Asset Allocation Fund depending on the extent to which the Asset Allocation Fund invests in that asset class.

Equity Funds

Market risk. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Style-specific risk. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

Sector risk. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors. Specific sectors emphasized by certain Underlying Funds include:

Technology-oriented companies. Stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.

Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or results in losses.

Real estate, real estate investment trusts (“REITs”) and foreign real estate companies. Underlying Funds that invest in or concentrate their investments in the real estate industry, in REITs or in foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Capitalization risk. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

Income risk. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Funds

Market risk. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund’s outstanding commitments for these securities, the greater the Underlying Fund’s exposure to market price fluctuations.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities of comparable quality are commonly referred to as “junk bonds.” Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Income risk. The interest income on the Underlying Funds’ fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

Call/Prepayment risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund’s income and distributions to shareholders.

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. As discussed above, the prices of fixed income securities tend to fall as interest rates risk. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Equity and Fixed Income Funds

Foreign risk. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

Risks of using derivative instruments. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Non-diversification risk. Certain Underlying Funds are classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund’s shares.

Manager risk. As with any managed fund, the Underlying Funds’ investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds’ performance may lag behind that of similar funds.

Investor Profile
In light of each Fund’s investment objective and principal investment strategies, the Funds may be appropriate for investors who:

•	Seek total return over the long-term

•	Seek to add to their investment portfolio a fund investing in other Van Kampen funds

•	Can withstand volatility in the value of their shares of the Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in one of the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

Annual Performance
One way to measure the risks of investing in the Funds is to look at how their performance has varied from year to year. The following charts show the annual return of each Fund’s Class A Shares over the past calendar year prior to the date of this Prospectus. Sales loads are not reflected in these charts. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of each Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown. As a result of market activity, current performance may vary from the figures shown.

Conservative Fund

The Conservative Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –6.88%.

During the one-year period shown in the bar chart, the highest quarterly return for Conservative Fund’s Class A Shares was 3.15% (for the quarter ended September 30, 2007) and the lowest quarterly return for Conservative Fund’s Class A Shares was 0.53% (for the quarter ended December 31, 2007).

Moderate Fund

The Moderate Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –8.24%.

During the one-year period shown in the chart, the highest quarterly return for Moderate Fund’s Class A Shares was 3.95% (for the quarter ended September 30, 2007) and the lowest quarterly return for Moderate Fund’s Class A Shares was –0.89% (for the quarter ended December 31, 2007).

Growth Fund

The Growth Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –9.96%.

During the one-year period shown in the chart, the highest quarterly return for Growth Fund’s Class A Shares was 5.32% (for the quarter ended June 30, 2007) and the lowest quarterly return for Growth Fund’s Class A Shares was –1.59% (for the quarter ended December 31, 2007).

The annual returns of each Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding charts for Class A Shares because all of each Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for each Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

Comparative Performance
As a basis for evaluating each Fund’s performance and risks, the tables below show how each Fund’s performance compares with market indices that each Fund’s investment adviser believes are appropriate benchmarks for each Fund. The Conservative Fund is measured against Lehman Brothers U.S. Aggregate Index* and a blended index comprised of 25% S&P 500® Index**, 15% MSCI EAFE Index*** and 60% Lehman Brothers U.S. Aggregate Index. The Moderate Fund is measured against the S&P 500® Index and a blended index comprised of 35% S&P 500® Index, 25% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index. The Growth Fund is measured against the S&P 500® Index and a blended index comprised of 50% S&P 500® Index, 30% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index. Each Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the tables show after tax returns for each Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for each Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of each Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Conservative Fund — Class A Shares
Return Before Taxes	2.54%	5.41%(1)
Return After Taxes on Distributions	1.38%	4.29%(1)
Return After Taxes on Distributions and Sale of Fund Shares	1.72%	3.98%(1)

Lehman Brothers U.S. Aggregate Index*	6.97%	6.27%(1)
Blended Index
(25% S&P 500® Index**/15% MSCI EAFE Index***/60% Lehman Brothers U.S. Aggregate Index*)	7.36%	9.15%(2)

Conservative Fund — Class B Shares
Return Before Taxes	3.07%	6.47%(1)
Lehman Brothers U.S. Aggregate Index*	6.97%	6.27%(1)
Blended Index
(25% S&P 500® Index**/15% MSCI EAFE Index***/60% Lehman Brothers U.S. Aggregate Index*)	7.36%	9.15%(2)

Conservative Fund — Class C Shares
Return Before Taxes	7.07%	9.57%(1)
Lehman Brothers U.S. Aggregate Index*	6.97%	6.27%(1)
Blended Index
(25% S&P 500® Index**/15% MSCI EAFE Index***/60% Lehman Brothers U.S. Aggregate Index*)	7.36%	9.15%(2)

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Moderate Fund — Class A Shares
Return Before Taxes	3.12%	7.48%(1)
Return After Taxes on Distributions	2.65%	6.72%(1)
Return After Taxes on Distributions and Sale of Fund Shares	2.14%	5.97%(1)

S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(35% S&P 500® Index**/25% MSCI EAFE Index***/40% Lehman Brothers U.S. Aggregate Index*)	7.64%	10.59%(2)

Moderate Fund — Class B Shares
Return Before Taxes	3.69%	8.60%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(35% S&P 500® Index**/25% MSCI EAFE Index***/40% Lehman Brothers U.S. Aggregate Index*)	7.64%	10.59%(2)

Moderate Fund — Class C Shares

Return Before Taxes	7.76%	11.73%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(35% S&P 500® Index**/25% MSCI EAFE Index***/40% Lehman Brothers U.S. Aggregate Index*)	7.64%	10.59%(2)

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Growth Fund — Class A Shares
Return Before Taxes	4.60%	10.07%(1)
Return After Taxes on Distributions	4.26%	9.42%(1)
Return After Taxes on Distributions and Sale of Fund Shares	3.17%	8.27%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(50% S&P 500® Index**/30% MSCI EAFE Index***/20% Lehman Brothers U.S. Aggregate Index*)	7.59%	11.63%(2)

Growth Fund — Class B Shares
Return Before Taxes	5.24%	11.31%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(50% S&P 500® Index**/30% MSCI EAFE Index***/20% Lehman Brothers U.S. Aggregate Index*)	7.59%	11.63%(2)

Growth Fund — Class C Shares
Return Before Taxes	9.20%	14.35%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(50% S&P 500® Index**/30% MSCI EAFE Index***/20% Lehman Brothers U.S. Aggregate Index*)	7.59%	11.63%(2)

Return information is provided since: (1) 9/25/06, (2) 9/30/06.

*	The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities and commercial mortgage-based securities.

**	The Standard & Poor’s 500® Index is a broad-based market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

***	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets of investors.

Fees and Expenses
of the Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Conservative Fund Operating Expenses (expenses that are deducted from Conservative Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(9)	0.15%		0.15%		0.15%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses(9)	0.84%		0.96%		0.84%

Total annual fund operating expenses(9)	1.24%		2.11%		1.99%

Acquired Funds (i.e., Underlying Funds) fees and expenses(10)	0.88%		0.88%		0.88%

Total annual fund and Underlying Fund operating expenses	2.12%		2.99%		2.87%

	Class A	Class B		Class C
	Shares	Shares		Shares

Annual Moderate Fund Operating Expenses (expenses that are deducted from Moderate Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(9)	0.15%	0.15%		0.15%

Distribution and/or service (12b-1) fees(7)	0.25%	1.00%	(8)	1.00%	(8)

Other expenses(9)	0.50%	0.57%		0.48%

Total annual fund operating expenses(9)	0.90%	1.72%		1.63%

Acquired Funds (i.e., Underlying Funds) fees and expenses(10)	0.90%	0.90%		0.90%

Total annual fund and Underlying Fund operating expenses	1.80%	2.62%		2.53%

Annual Growth Fund Operating Expenses (expenses that are deducted from Growth Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(9)	0.15%	0.15%		0.15%

Distribution and/or service (12b-1) fees(7)	0.25%	1.00%	(8)	1.00%	(8)

Other expenses(9)	0.61%	0.63%		0.62%

Total annual fund operating expenses(9)	1.01%	1.78%		1.77%

Acquired Funds (i.e., Underlying Funds) fees and expenses(10)	0.89%	0.89%		0.89%

Total annual fund and Underlying Fund operating expenses	1.90%	2.67%		2.66%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of each Fund’s shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.” The Funds will not pay any sales charge or annual distribution and service fee in connection with their investment in shares of the Underlying Funds.
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

(9)	Each Fund’s investment adviser is currently waiving and/or reimbursing all or a portion of each Fund’s management fees and/or other expenses such that the actual total annual fund operating expenses (exclusive of any indirect expenses from the Underlying Funds) paid for the Funds’ fiscal year ended March 31, 2008 were 0.40% for Class A Shares, 1.15% for Class B Shares and 1.15% for Class C Shares for the Conservative Fund and the Growth Fund and 0.41% for Class A Shares, 1.16% for Class B Shares and 1.16% for Class C Shares for the Moderate Fund. These fee waivers and/or expense reimbursements can be terminated at any time.

(10)	As the Funds invest in Class I Shares of the Underlying Funds, shareholders in the Funds bear indirectly the Class I Share expenses of the Underlying Funds. Because the amount of the Funds’ assets invested in each of the Underlying Funds changes daily, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Conservative	One	Three	Five	Ten
Fund	Year	Years	Years	Years

Class A Shares	$778	$1,201	$1,649	$2,886

Class B Shares	$802	$1,224	$1,722	$3,105 *

Class C Shares	$390	$889	$1,513	$3,195

	One	Three	Five	Ten
Moderate Fund	Year	Years	Years	Years

Class A Shares	$747	$1,109	$1,494	$2,569

Class B Shares	$765	$1,114	$1,540	$2,755 *

Class C Shares	$356	$788	$1,345	$2,866

	One	Three	Five	Ten
Growth Fund	Year	Years	Years	Years

Class A Shares	$757	$1,138	$1,542	$2,669

Class B Shares	$770	$1,129	$1,565	$2,817 *

Class C Shares	$369	$826	$1,410	$2,993

You would pay the following expenses if you did not redeem your shares:

Conservative	One	Three	Five	Ten
Fund	Year	Years	Years	Years

Class A Shares	$778	$1,201	$1,649	$2,886

Class B Shares	$302	$924	$1,572	$3,105 *

Class C Shares	$290	$889	$1,513	$3,195

	One	Three	Five	Ten
Moderate Fund	Year	Years	Years	Years

Class A Shares	$747	$1,109	$1,494	$2,569

Class B Shares	$265	$814	$1,390	$2,755 *

Class C Shares	$256	$788	$1,345	$2,866

	One	Three	Five	Ten
Growth Fund	Year	Years	Years	Years

Class A Shares	$757	$1,138	$1,542	$2,669

Class B Shares	$270	$829	$1,415	$2,817 *

Class C Shares	$269	$826	$1,410	$2,993

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objectives,
Principal Investment Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Conservative Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Moderate Fund’s investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Growth Fund’s investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Each Fund’s investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund’s investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

Principal Investment
Strategies and Risks
Each Fund’s ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds, the Conservative Fund, the Moderate Fund or the Growth Fund will achieve each of their investment objectives. You may invest in the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund’s ability to achieve its investment objective depends in part on the investment adviser’s analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. Subject to the target asset allocation weighting for each Fund, the investment adviser determines the underlying asset allocation, manages daily cash flow activities and rebalances the Funds to ensure appropriate allocations among asset classes and among Underlying Funds. The allocations for each Fund are monitored regularly and the investment adviser rebalances each Fund’s investments to bring them back within its target asset allocation weighting whenever such Fund’s investments are outside the ranges specified for such Fund. The investment adviser seeks to make strategic rebalancing decisions (as opposed to mechanical rebalancing decisions based solely on percentage variations or calendar-driven decisions) to achieve lower trading costs and better tax efficiencies. Factors that affect rebalancing decisions include, among other things: asset class performance over time; unanticipated events causing sharp movements, up or down, in certain asset classes or style/sector valuations in the short-term; unanticipated deviations in Underlying Fund performance versus actual asset class performance; or other changes in the Underlying Funds.

Equity Underlying Funds
The equity Underlying Funds primarily invest in some or all of the following securities. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities, see also “Fixed Income Underlying Funds” below.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds’ investments in convertible securities may include securities with enhanced convertible features or “equity-linked” features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund’s portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also “Fixed Income Underlying Funds—Medium- and lower-grade fixed income securities.”

Small, medium and large-sized companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds’ portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

Sector investing. Certain of the Underlying Funds may concentrate their investments in a particular industry, such as the technology, utility and real estate industries. Concentrating investments in any industry subjects that Underlying Fund to economic, political or regulatory risks associated with that industry.

Technology-oriented companies. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies’ earnings or dividends. Companies engaged in the utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. In addition, individual sectors of the utility market are subject to additional risks.

Real estate, REITs and foreign real estate companies. Underlying Funds that concentrate their investments in the real estate industry, including REITs and foreign real estate companies (which are similar to entities organized and operated as REITs in the United States), are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. The risks associated with such investments can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risk. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund’s ability to retain its tax status as a regulated investment company. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Intangible assets risk. Certain Underlying Funds invest in securities that, in the investment adviser’s judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

Fixed Income Funds
Fixed income securities in which the fixed income Underlying Funds primarily invest generally consist of: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities, see also “Equity Underlying Funds” above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. Government securities. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund’s higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund’s ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund’s income in turn adversely affects the Underlying Fund’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds’ Statement of Additional Information.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Medium- and lower-grade fixed income securities. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities of comparable quality are commonly referred to as “junk bonds.” Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds’ portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, each Underlying Fund’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds’ investment objective may be more dependent upon the credit analysis of the Underlying Funds’ investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds’ investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Stripped mortgage-backed securities (hereinafter referred to as “stripped mortgage securities”) are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.

Other Investments by Equity and
Fixed Income Funds
Securities of foreign issuers. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds’ investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.

Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds’ investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds’ assets denominated in that currency and the Underlying Funds’ return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

Investment companies. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Use of derivatives. The Underlying Funds may, but are not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Underlying Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Underlying Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Underlying Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Underlying Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Underlying Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Underlying Fund or if the reference index, security or investments do not perform as expected.

Certain Underlying Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Underlying Fund’s illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic

Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Funds’ Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further an Underlying Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Borrowing risk. Certain Underlying Funds may borrow money for investment purposes, which is known as “leverage.” Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund’s shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund’s ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund’s net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund’s use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Other Investments and Risk Factors
For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Each Fund may invest directly up to 10% of its total assets in unaffiliated ETFs. An ETF generally seeks to track the performance of an underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in ETFs may involve duplication of management fees and certain other expenses, as each Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds’ Statement of Additional Information.

The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds’ investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds’ portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds’ investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Funds’ investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each of the Funds (the “Advisory Agreement”), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net assets of 0.15%. Thus, each Fund’s effective advisory fee rate for the fiscal year ended March 31, 2008 was 0.15% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of its average daily net assets. Each Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The Funds also indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of each Fund’s Advisory Agreement require that any investment advisory agreement between each Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of each Fund’s Advisory Agreement are fair and reasonable and approved the continuance of each Fund’s Advisory Agreement as being in the best interests of each Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in each Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be made available in November 2008).

Portfolio management. Each Fund is managed by members of the Adviser’s Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of each Fund’s portfolio are Mark A. Bavoso, a Managing Director of the Adviser, and Robert J. Rossetti, an Executive Director of the Adviser.

Mr. Bavoso has been associated with the Adviser or its affiliates in an investment management capacity since 1986 and began managing the Fund at its inception in 2006.

Mr. Rossetti has been associated with the Adviser or its affiliates in an investment management capacity since 1995 and began managing the Fund at its inception in 2006.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The composition of the team may change without notice from time to time.

Management of the Underlying Funds. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. The Adviser serves as investment adviser to the Underlying Funds.

You may obtain a copy of the prospectus for any of the Underlying Funds at www.vankampen.com.

Expenses of the Underlying Funds. In addition to the expenses that the Funds bear directly, the Funds’ shareholders bear expenses of the Underlying Funds in which the Funds invest. Each Underlying Fund pays its investment adviser a monthly advisory fee as compensation for services provided to the Underlying Fund. For the fiscal year ended March 31, 2008, the Funds’ indirect expenses from investing in Class I Shares of the Underlying Funds were 0.88% for the Conservative Fund, 0.90% for the Moderate Fund and 0.89% for the Growth Fund. This ratio may be higher or lower depending on the Underlying Funds selected by the Adviser in the future.

More information about the Underlying Funds. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on our web site at www.vankampen.com or on the EDGAR database on the SEC’s web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds’ web site. To obtain more information about the Funds’ Underlying Fund holdings, call your financial adviser or visit our web site.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of each Fund, each designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of each Fund represents an interest in the same portfolio of investments of each Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

No offer is made in this Prospectus of shares of any of the Underlying Funds.

Pricing Fund Shares
The offering price of each Fund’s shares is based upon each Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of each of the Funds is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of each of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds’ or the Funds’ Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Information about how the Underlying Funds calculate their net asset value may be found in their respective prospectuses. See the financial statements and notes thereto in the Funds’ Annual Reports.

Distribution Plan and Service Plan
The Funds have each adopted a distribution plan (the “Distribution Plan”) with respect to each of their Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also have each adopted a service plan (the “Service Plan”) with respect to each such class of their shares. Under the Distribution Plan and the Service Plan, each Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Funds. Because these fees are paid out of each Fund’s respective assets on an ongoing basis, these fees will increase the cost of your investment in the respective Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Funds associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Funds” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Funds’ shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Funds’ shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds’ shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds’ shares. For more information, please see the Funds’ Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds’ or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserves the right to suspend the sale of any of the Funds’ shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the respective Fund by visiting our web site at www.vankampen.com, by writing to the respective Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with any of the Funds is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with a Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Funds may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of

Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Funds to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class C Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Funds are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as each of the Funds and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Funds may spend up to a total of 0.25% per year of the respective Fund’s average daily net assets with respect to Class A Shares of the respective Fund.

Class A Shares Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the respective Fund, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude any of the Funds (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Funds initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Funds or the Distributor as described below. The Funds reserve the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Funds permit unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Funds at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Funds reserve the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Funds may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Funds, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”) that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Funds may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Funds. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Funds are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Funds and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Funds generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Funds may spend up to 0.75% per year of the respective Fund’s average daily net assets with respect to Class B Shares of the respective Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the respective Fund’s average daily net assets with respect to Class B Shares of the respective Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Funds. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of any of the Funds acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in any of the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Funds are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Funds will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Funds may spend up to 0.75% per year of the respective Fund’s average daily net assets with respect to Class C Shares of the respective Fund. In addition, under the Service Plan, the respective Fund may spend up to 0.25% per year of the respective Fund’s average daily net assets with respect to Class C Shares of the respective Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the respective Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Funds. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under each Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by a Funds’ involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of any of the Funds may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the respective Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the

Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Funds. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the respective Funds invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the respective Fund.

Availability of information. Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by each Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Each Fund will assess a 2% redemption fee on the proceeds of the respective Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the respective Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For respective Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and the exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions, (v) by participant-directed retirement plans (such as 401(k) plans, 457 plans and employer-sponsored 403(b) plans) where the application of such a fee would cause a Fund or an asset allocation program of which a Fund is a part to fail to be considered a “qualified default investment alternative” under the Employee Income Security Act of 1974, as amended, and the rules and regulations thereunder and (vi) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from each Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Funds through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Funds, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Funds permit redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Funds at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Funds’ other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Funds reserve the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.

Dividends. Dividends from Underlying Funds and ETFs and interest from other investments are each Fund’s main sources of net investment income. Each Fund’s present policy, which may be changed at any time by each Fund’s Board of Trustees, is to distribute at least quarterly for the Conservative Fund and annually for the Moderate Fund and Growth Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund’s net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Funds offer to investors. For a more complete description of the Funds’ shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Funds. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the respective Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Funds. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Funds may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Funds will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of a Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of a Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of a Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Funds and the Distributor reserve the right to reject or limit any order to purchase shares of the Funds through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds may result in the Funds rejecting or limiting, in the Funds’ or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions of the
Funds’ Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds’ shares held by long-term shareholders, interfering with the efficient management of the Funds’ portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.

The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds’ policies with respect to purchases, redemptions and exchanges of shares of the Funds are described in the “Fees and Expenses of the Funds,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Funds’ policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds’ policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds’ shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Funds’ policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds’ or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds’ request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Funds will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of each Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds, must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund intends to invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of a Fund.

Each Fund and Underlying Fund intend to qualify as a regulated investment company under federal income tax law. If each Fund and Underlying Fund so qualify and distribute each year at least 90% of their investment company taxable income to their respective shareholders, they will not be required to pay federal income taxes on any income distributed to their shareholders. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares			Class B Shares			Class C Shares
		September 25, 2006			September 25, 2006			September 25, 2006
		(Commencement of			(Commencement of			(Commencement of
	Year Ended	Operations) to		Year Ended	Operations) to		Year Ended	Operations) to
Asset Allocation Conservative Fund	March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.48	$10.00		$10.48	$10.00		$10.48	$10.00

Net Investment Income (a)	0.34	0.18		0.29	0.14		0.29	0.14
Net Realized and Unrealized Gain/Loss	(0.20)	0.43		(0.24)	0.44		(0.24)	0.44

Total from Investment Operations	0.14	0.61		0.05	0.58		0.05	0.58

Less:
Distributions from Net Investment Income	0.34	0.13		0.26	0.10		0.26	0.10
Distributions from Net Realized Gain	0.04	-0-		0.04	-0-		0.04	-0-

Total Distributions	0.38	0.13		0.30	0.10		0.30	0.10

Net Asset Value, End of the Period	$10.24	$10.48		$10.23	$10.48		$10.23	$10.48

Total Return*	1.21% (b)	6.16%	**(b)	0.36% (c)	5.76%	**(c)	0.36% (d)	5.76%	**(d)
Net Assets at End of the Period (In millions)	$49.7	$4.6		$7.3	$1.1		$16.4	$1.8
Ratio of Expenses to Average Net Assets* (e)(f)	0.40%	0.42%		1.15%	1.17%		1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	3.21%	3.38%		2.74%	2.61%		2.72%	2.64%
Portfolio Turnover	13%	0%	**	13%	0%	**	13%	0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)(f)	1.24%	8.91%		2.11%	9.66%		1.99%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets	2.37%	(5.11%	)	1.78%	(5.88%	)	1.88%	(5.85%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .88% and .84% at March 31, 2008 and 2007, respectively.

(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares			Class B Shares			Class C Shares
		September 25, 2006			September 25, 2006			September 25, 2006
		(Commencement of			(Commencement of			(Commencement of
	Year Ended	Operations) to		Year Ended	Operations) to		Year Ended	Operations) to
Asset Allocation Moderate Fund	March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.72	$10.00		$10.68	$10.00		$10.69	$10.00

Net Investment Income (a)	0.29	0.14		0.23	0.10		0.17	0.10
Net Realized and Unrealized Gain/Loss	(0.27)	0.72		(0.29)	0.71		(0.23)	0.72

Total from Investment Operations	0.02	0.86		(0.06)	0.81		(0.06)	0.82

Less:
Distributions from Net Investment Income	0.16	0.14		0.11	0.13		0.13	0.13
Distribution from Net Realized Gain	0.03	-0-		0.03	-0-		0.03	-0-

Total Distributions	0.19	0.14		0.14	0.13		0.16	0.13

Net Asset Value, End of the Period	$10.55	$10.72		$10.48	$10.68		$10.47	$10.69

Total Return*	0.05% (b)	8.67%	**(b)	−0.66% (c)	8.14%	**(c)	−0.70% (d)	8.24%	**(d)
Net Assets at End of the Period (In millions)	$83.5	$14.2		$15.8	$4.2		$19.4	$2.3
Ratio of Expenses to Average Net Assets* (e)(f)	0.41%	0.42%		1.16%	1.17%		1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.61%	2.65%		2.13%	1.83%		1.57%	1.82%
Portfolio Turnover	11%	0%	**	11%	0%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)(f)	0.90%	4.37%		1.72%	5.12%		1.63%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets	2.10%	(1.30%	)	1.57%	(2.12%	)	1.10%	(2.13%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .93% at March 31, 2008 and 2007, respectively.

(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares			Class B Shares			Class C Shares
		September 25, 2006			September 25, 2006			September 25, 2006
		(Commencement of			(Commencement of			(Commencement of
	Year Ended	Operations) to		Year Ended	Operations) to		Year Ended	Operations) to
Asset Allocation Growth Fund	March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.90	$10.00		$10.86	$10.00		$10.86	$10.00

Net Investment Income (a)	0.18	0.09		0.12	0.04		0.12	0.05
Net Realized and Unrealized Gain/Loss	(0.20)	0.95		(0.24)	0.95		(0.23)	0.94

Total from Investment Operations	(0.02)	1.04		(0.12)	0.99		(0.11)	0.99

Less:
Distributions from Net Investment Income	0.13	0.14		0.07	0.13		0.08	0.13
Distributions from Net Realized Gain	0.04	-0-		0.04	-0-		0.04	-0-

Total Distributions	0.17	0.14		0.11	0.13		0.12	0.13

Net Asset Value, End of the Period	$10.71	$10.90		$10.63	$10.86		$10.63	$10.86

Total Return*	−0.32% (b)	10.48%	**(b)	−1.12% (c)	9.95%	**(c)	−1.08% (d)	9.96%	**(d)
Net Assets at End of the Period (In millions)	$61.8	$19.8		$13.2	$4.0		$10.6	$3.1
Ratio of Expenses to Average Net Assets* (e)(f)	0.40%	0.42%		1.15%	1.17%		1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	1.56%	1.61%		1.10%	0.82%		1.06%	0.86%
Portfolio Turnover	11%	0%	**	11%	0%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)(f)	1.01%	3.71%		1.78%	4.46%		1.77%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets	0.95%	(1.68%	)	0.47%	(2.47%	)	0.44%	(2.43%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .89% and .96% at March 31, 2008 and 2007, respectively.

(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

Appendix A

Underlying Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.

Underlying Fund Name	Underlying Fund’s Investment Objective and Primary Investment Strategy

Equity Funds

American Franchise	to seek long-term capital appreciation. The Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of U.S. issuers that, in the judgment of the Fund’s portfolio management team, have, among other things, resilient business franchises and growth potential.

American Value	to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Capital Growth	to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a portfolio of growth-oriented companies.

Comstock	to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Core Equity	to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund’s investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Core Growth	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of large capitalization companies.

Emerging Markets	to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Enterprise	to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Equity and Income	to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Equity Growth	to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large- capitalization companies.

Equity Premium Income	to seek current income and its secondary investment objective is to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of equity securities of U.S. issuers and by utilizing an option writing strategy to enhance current distributions.

A-1

Global Equity Allocation	to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund’s investment adviser and with stock selection within each country designed to replicate a broad market index.

Global Franchise	to seek long-term capital appreciation. The Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund’s portfolio management team, have resilient business franchises and growth potential.

Global Growth	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of growth-oriented equity securities on a global basis.

Global Value Equity	to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Growth and Income	to seek income and long-term growth of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Harbor	to seek to provide current income, capital appreciation and conservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.

International Advantage	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities of foreign issuers.

International Growth	capital appreciation, with a secondary objective of income. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Mid Cap Growth	to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Real Estate Securities	to seek long-term growth of capital. Current income is the secondary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry.

Small Cap Growth	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

Small Cap Value	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued.

Technology	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund’s investment adviser to rely extensively on technology, science or communication in their product development or operations.

A-2

Utility	to seek to provide its shareholders with capital appreciation and current income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Value Opportunities	to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Fixed Income Funds

Core Plus Fixed Income	to seek total return. The Funds investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities.

Corporate Bond	to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of corporate debt securities.

Government Securities	to provide investors with high current return consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

High Yield	to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

Limited Duration	to seek to provide investors with a high current return and relative safety of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities and certain other debt obligations.

U.S. Mortgage	to provide a high level of current income, with liquidity and safety of principal. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

A-3

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund

A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Funds in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Funds’ performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ reports or the Statement of Additional Information by calling 800.847.2424. Free copies of the Funds’ reports and the Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Funds, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-4805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
AAF PRO 7/08

MUTUAL FUNDS Van Kampen Asset Allocation Conservative Fund Van Kampen Asset Allocation Moderate Fund Van Kampen Asset Allocation Growth Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Asset Allocation Funds’ respective investment objectives are to seek high levels of long-term total return consistent with varying levels of risk.

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor. This Prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Van Kampen Asset Allocation Conservative Fund’s (the “Conservative Fund”) investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Van Kampen Asset Allocation Moderate Fund’s (the “Moderate Fund”) investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Van Kampen Asset Allocation Growth Fund’s (the “Growth Fund”) investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Principal Investment Strategies
Each of the Conservative Fund, the Moderate Fund and the Growth Fund (collectively the “Funds” or the “Asset Allocation Funds”) is designed to allocate its portfolio of investments among different asset classes to achieve its investment objective. Each Fund starts with an overall target asset allocation weighting as follows:

Asset			Fixed Income
Allocation Funds	Equity Allocation		Allocation
	Target	Range	Target	Range

Conservative Fund	40%	30%-50%	60%	50%-70%
Moderate Fund	60%	50%-70%	40%	30%-50%
Growth Fund	80%	70%-90%	20%	10%-30%

Each Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Class I Shares of other Van Kampen funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for such Underlying Fund. The list in Appendix A to this Prospectus represents those Underlying Funds currently available for investment by the Funds. The Funds are not required to invest in all of the Underlying Funds nor are they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund, however, no Fund may invest more than 50% of its assets in any one Underlying Fund. From time to time the investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

The Fund’s investment adviser utilizes a multi-factor approach to asset allocation based on the investment adviser’s analysis of macroeconomic trends and asset class valuations. Subject to the target asset allocation weighting for each Fund, the investment adviser makes further allocation decisions by asset class based on various factors including, among other things: for equities, considering growth or value styles, market capitalizations (large, medium and/or small equity capitalizations) and income generation potential; and for fixed income, considering maturities, sectors and credit qualities. Subject to the target asset allocation weighting for each Fund, the investment adviser monitors each Fund’s asset allocation and the selection of Underlying Funds and makes adjustments as market conditions warrant, in its discretion. In monitoring each Fund’s asset allocation, the investment adviser rebalances each Fund’s investments to bring them back within its target asset allocation weighting whenever such Fund’s investments are outside the ranges specified above. In addition, each Fund may invest directly in government securities and cash equivalents for liquidity and when the investment adviser believes market conditions so warrant.

The Funds generally will sell an Underlying Fund when the investment adviser believes that another Underlying Fund would be more appropriate to help achieve the Fund’s investment objective or to rebalance back to target weightings. Each Fund may also invest up to 10% of its total assets in unaffiliated exchange traded funds (“ETFs”).

The Funds may change their target asset allocation weightings and the Underlying Funds without prior approval of or prior notice to shareholders.

Principal Investment Risks
An investment in the Funds is subject to risks, and you could lose money on your investment in the Funds. There can be no assurance that the Funds will achieve their investment objective.

3

Risks of Investing in the
Asset Allocation Funds
Allocation risk. Each Fund’s ability to achieve its investment objective depends upon the investment adviser’s analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. There is risk that the investment adviser’s evaluations and assumptions regarding macroeconomic trends, asset class valuations and selected Underlying Funds may be incorrect in view of actual market conditions.

Risks of investing in the Underlying Funds. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Funds’ investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. If an Underlying Fund were to change its investment objective or policies, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. Furthermore, in selecting among the Underlying Funds (which are also advised by the Funds’ investment adviser), the investment adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the investment adviser are higher than the fees paid by other Underlying Funds; however, the investment adviser seeks to select those Underlying Funds that best satisfy its multi-level asset allocation determinations and each Fund’s target asset allocation weighting.

Diversification status and associated risks. Each Fund is a non-diversified fund, investing only in the Underlying Funds, ETF, government securities and cash. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

Risks of Investing in the
Underlying Funds
An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying Funds and those risks generally associated with either type of Underlying Funds. The risks associated with either equity Underlying Funds or fixed income Underlying Funds will have a greater or lesser impact on the risk associated with investment in an Asset Allocation Fund depending on the extent to which the Asset Allocation Fund invests in that asset class.

Equity Funds

Market risk. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Style-specific risk. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are

4

subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

Sector risk. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors. Specific sectors emphasized by certain Underlying Funds include:

Technology-oriented companies. Stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.

Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or results in losses.

Real estate, real estate investment trusts (“REITs”) and foreign real estate companies. Underlying Funds that invest in or concentrate their investments in the real estate industry, in REITs or in foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Certain Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Capitalization risk. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

Income risk. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of

5

underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Funds

Market risk. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund’s outstanding commitments for these securities, the greater the Underlying Fund’s exposure to market price fluctuations.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities of comparable quality are commonly referred to as “junk bonds.” Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Income risk. The interest income on the Underlying Funds’ fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

Call/Prepayment risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund’s income and distributions to shareholders.

6

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. As discussed above, the prices of fixed income securities tend to fall as interest rates risk. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Equity and Fixed Income Funds

Foreign risk. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

Risks of using derivative instruments. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Non-diversification risk. Certain Underlying Funds are classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund’s shares.

Manager risk. As with any managed fund, the Underlying Funds’ investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds’ performance may lag behind that of similar funds.

Investor Profile
In light of each Fund’s investment objective and principal investment strategies, the Funds may be appropriate for investors who:

•	Seek total return over the long-term

•	Seek to add to their investment portfolio a fund investing in other Van Kampen funds

•	Can withstand volatility in the value of their shares of the Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in one of the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

7

Annual Performance
One way to measure the risks of investing in the Funds is to look at how their performance has varied from year to year. The following charts show the annual return of each Fund’s Class I Shares over the past calendar year prior to the date of this Prospectus. Remember that past performance of each Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown. As a result of market activity, current performance may vary from the figures shown.

Conservative Fund

The Conservative Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –6.76%.

During the one-year period shown in the bar chart, the highest quarterly return for Conservative Fund’s Class I Shares was 3.31% (for the quarter ended September 30, 2007) and the lowest quarterly return for Conservative Fund’s Class I Shares was 0.50% (for the quarter ended December 31, 2007).

Moderate Fund

The Moderate Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –8.13%.

During the one-year period shown in the chart, the highest quarterly return for Moderate Fund’s Class I Shares was 3.94% (for the quarter ended September 30, 2007) and the lowest quarterly return for Moderate Fund’s Class I Shares was –0.78% (for the quarter ended December 31, 2007).

Growth Fund

The Growth Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –9.77%.

8

During the one-year period shown in the chart, the highest quarterly return for Growth Fund’s Class I Shares was 5.31% (for the quarter ended June 30, 2007) and the lowest quarterly return for Growth Fund’s Class I Shares was –1.53% (for the quarter ended December 31, 2007).

Comparative Performance
As a basis for evaluating each Fund’s performance and risks, the tables below show how each Fund’s performance compares with market indices that each Fund’s investment adviser believes are appropriate benchmarks for each Fund. The Conservative Fund is measured against Lehman Brothers U.S. Aggregate Index* and a blended index comprised of 25% S&P 500® Index**, 15% MSCI EAFE Index*** and 60% Lehman Brothers U.S. Aggregate Index. The Moderate Fund is measured against the S&P 500® Index and a blended index comprised of 35% S&P 500® Index, 25% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index. The Growth Fund is measured against the S&P 500® Index and a blended index comprised of 50% S&P 500® Index, 30% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the tables show after tax returns for each Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of each Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Conservative Fund — Class I Shares
Return Before Taxes	9.05%	10.73%(1)
Return After Taxes on Distributions	7.73%	9.49%(1)
Return After Taxes on Distributions and Sale of Fund Shares	5.96%	8.46%(1)

Lehman Brothers U.S. Aggregate Index*	6.97%	6.27%(1)
Blended Index
(25% S&P 500® Index**/15% MSCI EAFE Index***/60% Lehman Brothers U.S. Aggregate Index*)	7.36%	9.15%(2)

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Moderate Fund — Class I Shares
Return Before Taxes	9.72%	12.98%(1)
Return After Taxes on Distributions	9.19%	12.15%(1)
Return After Taxes on Distributions and Sale of Fund Shares	6.45%	10.62%(1)

S&P 500® Index**	5.49%	10.44%(1)
Blended Index
(35% S&P 500® Index**/25% MSCI EAFE Index***/40% Lehman Brothers U.S. Aggregate Index*)	7.64%	10.59%(2)

9

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception

Growth Fund — Class I Shares
Return Before Taxes	11.21%	15.64%(1)
Return After Taxes on Distributions	10.68%	14.81%(1)
Return After Taxes on Distributions and Sale of Fund Shares	7.36%	12.88%(1)
S&P 500® Index**	5.49%	10.44%(1)
Blended Index (50% S&P 500® Index**/30% MSCI EAFE Index***/20% Lehman Brothers U.S. Aggregate Index*)	7.59%	11.63%(2)

Return information is provided since: (1) 9/25/06, (2) 9/30/06.

*	The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities and commercial mortgage-based securities.

**	The Standard & Poor’s 500® Index is a broad-based market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

***	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets of investors.

Fees and Expenses
of the Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Conservative Fund Operating Expenses (expenses that are deducted from Conservative Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.15%

Other expenses(2)	1.76%

Total annual fund operating expenses(2)	1.91%

Acquired Funds (i.e., Underlying Funds) fees and expenses(3)	0.88%

Total annual fund and underlying fund operating expenses	2.79%

Annual Moderate Fund Operating Expenses (expenses that are deducted from Moderate Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.15%

Other expenses(2)	1.00%

Total annual fund operating expenses(2)	1.15%

Acquired Funds (i.e., Underlying Funds) fees and expenses(3)	0.90%

Total annual fund and underlying fund operating expenses	2.05%

10

Class I
Shares

Annual Growth Fund Operating Expenses (expenses that are deducted from Growth Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.15%

Other expenses(2)	0.86%

Total annual fund operating expenses(2)	1.01%

Acquired Funds (i.e., Underlying Funds) fees and expenses(3)	0.89%

Total annual fund and underlying fund operating expenses	1.90%

(1)	The redemption fee and the exchange fee apply to the proceeds of Funds shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(2)	Each Fund’s investment adviser is currently waiving or reimbursing all or a portion of each Fund’s management fees and/or other expenses such that the actual total annual fund operating expenses (exclusive of any indirect expenses from the Underlying Funds) paid for the Funds’ fiscal year ended March 31, 2008 were 0.15% for Class I Shares for the Conservative Fund and the Growth Fund and 0.16% for Class I Shares for the Moderate Fund. The fee waivers and/or expense reimbursements can be terminated at any time.

(3)	As the Funds invest in Class I Shares of the Underlying Funds, shareholders in the Funds bear indirectly the Class I Share expenses of the Underlying Funds. Because the amount of the Funds’ assets invested in each of the Underlying Funds changes daily, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Conservative	One	Three	Five	Ten
Fund	Year	Years	Years	Years

Class I Shares	$282	$865	$1,474	$3,119

	One	Three	Five	Ten
Moderate Fund	Year	Years	Years	Years

Class I Shares	$208	$643	$1,103	$2,379

	One	Three	Five	Ten
Growth Fund	Year	Years	Years	Years

Class I Shares	$193	$597	$1,026	$2,222

Investment Objectives,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Conservative Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Moderate Fund’s investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Growth Fund’s investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Each Fund’s investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund’s investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

Principal Investment
Strategies and Risks
Each Fund’s ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds, the Conservative Fund, the Moderate Fund or the Growth Fund will achieve each of their investment objectives. You may

11

invest in the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund’s ability to achieve its investment objective depends in part on the investment adviser’s analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. Subject to the target asset allocation weighting for each Fund, the investment adviser determines the underlying asset allocation, manages daily cash flow activities and rebalances the Funds to ensure appropriate allocations among asset classes and among Underlying Funds. The allocations for each Fund are monitored regularly and the investment adviser rebalances each Fund’s investments to bring them back within its target asset allocation weighting whenever such Fund’s investments are outside the ranges specified for such Fund. The investment adviser seeks to make strategic rebalancing decisions (as opposed to mechanical rebalancing decisions based solely on percentage variations or calendar-driven decisions) to achieve lower trading costs and better tax efficiencies. Factors that affect rebalancing decisions include, among other things: asset class performance over time; unanticipated events causing sharp movements, up or down, in certain asset classes or style/sector valuations in the short-term; unanticipated deviations in Underlying Fund performance versus actual asset class performance; or other changes in the Underlying Funds.

Equity Underlying Funds
The equity Underlying Funds primarily invest in some or all of the following securities. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities, see also “Fixed Income Underlying Funds” below.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds’ investments in convertible securities may include securities with enhanced convertible features or “equity-linked” features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the

12

underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund’s portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also “Fixed Income Underlying Funds — Medium- and lower-grade fixed income securities.”

Small, medium and large-sized companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds’ portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

Sector investing. Certain of the Underlying Funds may concentrate their investments in a particular industry, such as the technology, utility and real estate industries. Concentrating investments in any industry subjects that Underlying Fund to economic, political or regulatory risks associated with that industry.

Technology-oriented companies. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or

13

may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies’ earnings or dividends. Companies engaged in the utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. In addition, individual sectors of the utility market are subject to additional risks.

Real estate, REITs and foreign real estate companies. Underlying Funds that concentrate their investments in the real estate industry, including REITs and foreign real estate companies (which are similar to entities organized and operated as REITs in the United States), are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. The risks associated with such investments can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risk. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund’s ability to retain its tax status as a regulated investment company. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its

14

proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Intangible assets risk. Certain Underlying Funds invest in securities that, in the investment adviser’s judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

Fixed Income Funds
Fixed income securities in which the fixed income Underlying Funds primarily invest generally consist of: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities, see also “Equity Underlying Funds” above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. Government securities. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S.

15

government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund’s higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund’s ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund’s income in turn adversely affects the Underlying Fund’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds’ Statement of Additional Information.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Medium- and lower-grade fixed income securities. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so

16

that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities of comparable quality are commonly referred to as “junk bonds.” Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds’ portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, each Underlying Fund’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest

17

payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds’ investment objective may be more dependent upon the credit analysis of the Underlying Funds’ investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds’ investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Stripped mortgage-backed securities (hereinafter referred to as “stripped mortgage securities”) are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which

18

make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.

Other Investments by Equity and
Fixed Income Funds
Securities of foreign issuers. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds’ investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.

Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds’ investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent.

19

Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds’ assets denominated in that currency and the Underlying Funds’ return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

20

Investment companies. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Use of derivatives. The Underlying Funds may, but are not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Underlying Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Underlying Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Underlying Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Underlying Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Underlying Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Underlying Fund or if the reference index, security or investments do not perform as expected.

Certain Underlying Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including

21

interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Underlying Fund’s illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Funds’ Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further an Underlying Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Borrowing risk. Certain Underlying Funds may borrow money for investment purposes, which is known as “leverage.” Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund’s shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund’s ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund’s net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund’s use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Other Investments and Risk Factors
For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Each Fund may invest directly up to 10% of its total assets in unaffiliated ETFs. An ETF generally seeks to track the performance of an underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in ETFs may involve duplication of management fees and certain other expenses, as each Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.

22

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds’ Statement of Additional Information.

The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds’ investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds’ portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds’ investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Funds’ investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each of the Funds (the “Advisory Agreement”), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net assets of 0.15%. Thus, each Fund’s effective advisory fee rate for the fiscal year ended March 31, 2008 was 0.15% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of its average daily net assets. Each Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The Funds also indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of each Fund’s Advisory Agreement require that any investment advisory agreement between each Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of

23

the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of each Fund’s Advisory Agreement are fair and reasonable and approved the continuance of each Fund’s Advisory Agreement as being in the best interests of each Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in each Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be made available in November 2008).

Portfolio management. Each Fund is managed by members of the Adviser’s Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of each Fund’s portfolio are Mark A. Bavoso, a Managing Director of the Adviser, and Robert J. Rossetti, an Executive Director of the Adviser.

Mr. Bavoso has been associated with the Adviser or its affiliates in an investment management capacity since 1986 and began managing the Fund at its inception in 2006.

Mr. Rossetti has been associated with the Adviser or its affiliates in an investment management capacity since 1995 and began managing the Fund at its inception in 2006.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The composition of the team may change without notice from time to time.

Management of the Underlying Funds. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. The Adviser serves as investment adviser to the Underlying Funds.

You may obtain a copy of the prospectus for any of the Underlying Funds at www.vankampen.com.

Expenses of the Underlying Funds. In addition to the expenses that the Funds bear directly, the Funds’ shareholders bear expenses of the Underlying Funds in which the Funds invest. Each Underlying Fund pays its investment adviser a monthly advisory fee as compensation for services provided to the Underlying Fund. For the fiscal year ended March 31, 2008, the Funds’ indirect expenses from investing in Class I Shares of the Underlying Funds were 0.88% for the Conservative Fund, 0.90% for the Moderate Fund and 0.89% for the Growth Fund. This ratio may be higher or lower depending on the Underlying Funds selected by the Adviser in the future.

More information about the Underlying Funds. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on our web site at www.vankampen.com or on the EDGAR database on the SEC’s web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds’ web site. To obtain more information about the Funds’ Underlying Fund holdings, call your financial adviser or visit our web site.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Funds. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For

24

plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. Each class of shares of each of the Funds represents an interest in the same portfolio of investments of the respective Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

No offer is made in this Prospectus of shares of the Underlying Funds.

Pricing Fund Shares
The offering price of the Funds’ shares is based upon each Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for Class I Shares is determined by dividing the value of each of the Fund’s portfolio securities (which will consist principally of shares of the Underlying Funds), cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds’ or the Funds’ Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Funds’ Annual Reports.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Funds’ shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds’ shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net

25

asset value or the price of the Funds’ shares. For more information, please see the Funds’ Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds’ or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserves the right to suspend the sale of any of the Funds’ shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Funds’ Board of Trustees.

Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Funds may redeem for cash some or all of their shares without charge by each Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan

26

administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

Each Fund will assess a 2% redemption fee on the proceeds of the respective Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the respective Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For respective Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and the exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions, (iii) by participant-directed retirement plans (such as 401(k) plans, 457 plans and employer-sponsored 403(b) plans) where the application such a fee would cause a Fund or an asset allocation program of which a Fund is a part to fail to be considered a “qualified default investment alternative” under the Employee Income Security Act of 1974, as amended, and the rules and regulations thereunder and (iv) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from each Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Funds through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Funds shall convert all Class I Shares held by the shareholder to Class A Shares of the respective Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

27

Distributions from
the Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.

Dividends. Dividends from Underlying Funds and ETFs and interest from other investments are each Fund’s main sources of net investment income. Each Fund’s present policy, which may be changed at any time by each Fund’s Board of Trustees, is to distribute at least quarterly for the Conservative Fund and annually for the Moderate Fund and Growth Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund’s net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Funds must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of the Funds’ Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds’ shares held by long-term shareholders, interfering with the efficient management of the Funds’ portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.

The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds’ policies with respect to purchases, redemptions and exchanges of shares of the Funds are described in the “Fees and Expenses of the Funds,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Funds’ policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds’ policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds’ shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the

28

Funds’ policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds’ or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds’ request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Funds will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of each Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund intends to invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of

29

dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of a Fund.

Each Fund and Underlying Fund intend to qualify as a regulated investment company under federal income tax law. If each Fund and Underlying Fund so qualify and distribute each year at least 90% of their investment company taxable income to their respective shareholders, they will not be required to pay federal income taxes on any income distributed to their shareholders. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

30

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Asset Allocation				Asset Allocation				Asset Allocation
	Conservative Fund				Moderate Fund				Growth Fund
			September 25, 2006				September 25, 2006				September 25, 2006
			(Commencement of				(Commencement of				(Commencement of
	Year Ended		Operations) to		Year Ended		Operations) to		Year Ended		Operations) to
Class I Shares	March 31, 2008		March 31, 2007		March 31, 2008		March 31, 2007		March 31, 2008		March 31, 2007

Net Asset Value, Beginning of the Period	$10.49		$10.00		$10.74		$10.00		$10.92		$10.00

Net Investment Income (a)	0.43		0.19		0.30		0.15		0.19		0.10
Net Realized and Unrealized Gain/Loss	(0.27)		0.45		(0.26)		0.74		(0.19)		0.97

Total from Investment Operations	0.16		0.64		0.04		0.89		-0-		1.07

Less:
Distributions from Net Investment Income	0.37		0.15		0.17		0.15		0.14		0.15
Distributions from Net Realized Gain	0.04		-0-		0.03		-0-		0.04		-0-

Total Distributions	0.41		0.15		0.20		0.15		0.18		0.15

Net Asset Value, End of the Period	$10.24		$10.49		$10.58		$10.74		$10.74		$10.92

Total Return* (b)	1.37%		6.39%	**	0.25%		8.90%	**	–0.09%		10.71%	**
Net Assets at End of the Period (In millions)	$0.2		$0.5		$0.2		$0.5		$0.2		$0.5
Ratio of Expenses to Average Net Assets*	0.15%	(c)(f)	0.17%	(c)(f)	0.16%	(d)(g)	0.17%	(d)(g)	0.15%	(e)(f)	0.17%	(e)(f)
Ratio of Net Investment Income to Average Net Assets*	4.00%		3.61%		2.69%		2.77%		1.68%		1.78%
Portfolio Turnover	13%		0%	**	11%		0%	**	11%		0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.91%	(c)(f)	8.66%	(c)(f)	1.15%	(d)(g)	4.11%	(d)(g)	1.01%	(e)(f)	3.46%	(e)(f)
Ratio of Net Investment Income/Loss to Average Net Assets	2.24%		(4.88%	)	1.70%		(1.18%	)	0.82%		(1.51%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .88% and .84% at March 31, 2008 and 2007, respectively.

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .93% at March 31, 2008 and 2007, respectively.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .89% and .96% at March 31, 2008 and 2007, respectively.

(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

(g)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

31

Appendix A

Underlying Funds
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.

Underlying Fund Name	Underlying Fund’s Investment Objective and Primary Investment Strategy

Equity Funds

American Franchise	to seek long-term capital appreciation. The Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of U.S. issuers that, in the judgment of the Fund’s portfolio management team, have, among other things, resilient business franchises and growth potential.

American Value	to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Capital Growth	to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a portfolio of growth-oriented companies.

Comstock	to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Core Equity	to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund’s investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Core Growth	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of large capitalization companies.

Emerging Markets	to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Enterprise	to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Equity and Income	to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Equity Growth	to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large- capitalization companies.

Equity Premium Income	to seek current income and its secondary investment objective is to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of equity securities of U.S. issuers and by utilizing an option writing strategy to enhance current distributions.

A-1

Global Equity Allocation	to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund’s investment adviser and with stock selection within each country designed to replicate a broad market index.

Global Franchise	to seek long-term capital appreciation. The Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund’s portfolio management team, have resilient business franchises and growth potential.

Global Growth	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of growth-oriented equity securities on a global basis.

Global Value Equity	to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Growth and Income	to seek income and long-term growth of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Harbor	to seek to provide current income, capital appreciation and conservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.

International Advantage	to seek long-term capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities of foreign issuers.

International Growth	capital appreciation, with a secondary objective of income. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Mid Cap Growth	to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Real Estate Securities	to seek long-term growth of capital. Current income is the secondary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry.

Small Cap Growth	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

Small Cap Value	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued.

Technology	to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund’s investment adviser to rely extensively on technology, science or communication in their product development or operations.

A-2

Utility	to seek to provide its shareholders with capital appreciation and current income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Value Opportunities	to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Fixed Income Funds

Core Plus Fixed Income	to seek total return. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of U.S. dollars denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities.

Corporate Bond	to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of corporate debt securities.

Government Securities	to provide investors with high current return consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

High Yield	to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

Limited Duration	to seek to provide investors with a high current return and relative safety of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities and certain other debt obligations.

U.S. Mortgage	to provide a high level of current income, with liquidity and safety of principal. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

A-3

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund

A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Funds in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Funds’ performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ reports or the Statement of Additional Information by calling 800.847.2424. Free copies of the Funds’ reports and the Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Funds, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-4805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
AAF PRO I 7/08

MUTUAL FUNDS Van Kampen Core Equity Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Core Equity Fund’s investment objective is to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund’s investment adviser believes are undervalued and have strong earnings momentum and relative strength. In selecting securities for investment, the Fund’s investment adviser employs a disciplined approach to equity investing based on quantitative and fundamental research. The team employs a model that ranks stocks based on factors such as valuation, earnings momentum and relative strength. It then conducts further fundamental analysis on the most attractive quartile of stocks in each economic sector of the benchmark. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The market values of equity securities may be more volatile than other types of investments. The Fund emphasizes a core style of investing, which means that it may purchase and hold equity securities that may have “growth” and/or “value” characteristics. A growth style of investing emphasizes companies with above-average growth and financial strength, often characterized with lower dividend yields, above-average prices in relation to earnings or book value measures and higher volatility than other styles of investing or the overall stock markets. A value style of investing emphasizes undervalued companies with characteristics for improved valuations, such style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. The returns on “growth” or “value” securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with

3

certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth and income

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a core style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

4

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(7)	0.65%		0.65%		0.65%

Distribution and/or service (12b-1) fees(8)	0.25%		1.00%	(9)	1.00%	(9)

Other expenses(7)	3.24%		3.45%		3.35%

Total annual fund operating expenses(7)	4.14%		5.10%		5.00%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares —
Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses (or in the case of Class B Shares and Class C Shares, actual 12b-1 fees were less than 1.00%) such that the actual annual total fund operating expenses paid for the Fund’s fiscal year ended March 31, 2008 were 1.20% for Class A Shares, 1.38% for Class B Shares and 1.74% for Class C Shares. After August 31, 2008, the fee waivers or expense reimbursements can be terminated or extended at any time at the discretion of the Fund’s investment adviser.

(8)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(9)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher

5

or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$967	$1,761	$2,568	$4,649

Class B Shares	$1,010	$1,828	$2,694	$4,892 *

Class C Shares	$600	$1,500	$2,500	$5,000

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$967	$1,761	$2,568	$4,649

Class B Shares	$510	$1,528	$2,544	$4,892 *

Class C Shares	$500	$1,500	$2,500	$5,000

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

In selecting securities for investment, the Fund’s investment adviser employs a disciplined approach to equity investing based on quantitative and fundamental research. The team employs a model that ranks stocks based on factors such as valuation, earnings momentum and relative strength. It then conducts further fundamental analysis on the most attractive quartile of stocks in each economic sector of the benchmark. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

6

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities
of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of

7

exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from

8

(in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may invest in shares of various exchange-traded funds (“ETFs”). Shares of ETFs have many of the same risks as direct investments in common stock or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. As a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses, including investment advisory and administration fees.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

9

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.65%

Next $1.5 billion	0.60%

Over $2.5 billion	0.55%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.65% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s US Active Equity team. The US Active Equity team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Gregory R. Lai and Stephen W. Pelensky, each a Managing Director of the Adviser, Michael A. Petrino, an Executive Director of the Adviser and Jordan Floriani, a Vice President of the Adviser. Mr. Lai has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Mr. Lai was a Senior Portfolio Manager at Affinity Investment Advisors, LLC. Mr. Pelensky has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Mr. Pelensky was a Senior Portfolio Manager for Alliance Bernstein. Mr. Petrino has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007,

10

Mr. Petrino was a Portfolio Manager at Affinity Investment Advisors, LLC. Ms. Floriani has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Ms. Floriani was a Portfolio Manager at Affinity Investment Advisors, LLC.

Mr. Lai is the lead manager for the Fund. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lai is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior performance of similarly managed products. As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this Prospectus will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Fund will, however, be managed in a manner substantially similar to certain institutional separate accounts, retail accounts and a registered investment company (collectively referred to herein as the “Composite”) managed by Affinity Investment Advisors, LLC prior to its acquisition by Morgan Stanley and by the Adviser (or its affiliates) since the acquisition. Past performance of the Fund or the Composite is not indicative of their future performance.

The following table shows the dollar weighted average annual total returns for the Composite for the one, five and ten year periods ended June 30, 2008. Remember that past performance of the Composite is not indicative of future performance of the Composite or of the Fund. The Fund’s performance may be greater or less than the performance of the Composite due to, among other things, differences in inception dates, expenses, asset sizes and cash flows. The performance figures for the Composite are based on the actual investment performance of the Composite net of actual fees paid by each account in the Composite. Fund advisory fees and other expenses may be higher than the fees on the accounts included in the Composite. Therefore, Fund returns may be lower. In particular, the Composite’s performance figures do not include any sales charges and reflect the annual operating expenses borne by the particular accounts, which are lower than the annual operating expenses to be borne by shares of the Fund. If the sales charges and annual operating expenses applicable to shares of the Fund were included, the performance figures shown below for the Composite would be lower.

As a basis for evaluating the Composite’s performance and risks, the table below shows how the Composite’s performance compares with the Standard & Poor’s 500® Index*, a broad-based market index that the investment adviser believes is an appropriate benchmark for the Composite and the Fund. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Past
June 30, 2008	1 Year	5 Years	10 Years

Composite Performance	-13.51%	10.88%	5.56%

Standard & Poor’s 500® Index*	-13.12%	7.58%	2.88%

*	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size liquidity and industry group representation.

The table above reflects past performance of the Composite. The Composite includes all accounts managed by Affinity Investment Advisors, LLC prior to its acquisition by Morgan Stanley and by the Adviser (or its affiliates) since the acquisition that have substantially similar investment objectives, policies, strategies and risks as the Fund. The separately managed accounts

11

that are included in the Composite are not subject to the same types of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the other investment company or the Fund by the 1940 Act, or Subchapter M of the Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Also, the methodology used to calculate the total return of the Composite is different than the SEC’s prescribed methods for calculating total return for funds. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS”). To receive a complete list and description of the Composite GIPS presentation and disclosure, you may contact (800) 847-2424.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the

12

financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

13

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state

14

tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

15

Class A Shares Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

16

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

17

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

18

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the

19

redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A

20

Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within

21

the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of

22

Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain

23

Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt.

24

“Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions of
Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

25

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stock and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

26

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

27

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares		Class B Shares		Class C Shares
	August 27, 2007		August 27, 2007		August 27, 2007
	(Commencement		(Commencement		(Commencement
	of Operations) to		of Operations) to		of Operations) to
	March 31, 2008		March 31, 2008		March 31, 2008

Net Asset Value, Beginning of the Period	$10.00		$10.00		$10.00

Net Investment Income(a)	0.06		0.05		0.04
Net Realized and Unrealized Loss	(1.01)		(1.01)		(1.02)

Total from Investment Operations	(0.95)		(0.96)		(0.98)

Less:
Distributions from Net Investment Income	0.11		0.09		0.09
Distributions from Net Realized Gain	0.03		0.03		0.03

Total Distributions	0.14		0.12		0.12

Net Asset Value, End of the Period	$8.91		$8.92		$8.90

Total Return*	-9.69%	**(b)	-9.79%	**(c)(e)	-9.96%	**(d)(e)
Net Assets at End of the Period (In millions)	$3.4		$0.2		$0.4
Ratio of Expenses to Average Net Assets*	1.20%		1.38%	(e)	1.74%	(e)
Ratio of Net Investment Income to Average Net Assets*	1.11%		0.95%	(e)	0.66%	(e)
Portfolio Turnover	14%	**	14%	**	14%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.14%		4.53%	(e)	4.79%	(e)
Ratio of Net Investment Loss to Average Net Assets	(1.83%	)	(2.20%	)(e)	(2.39%	)(e)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.

28

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Core Equity Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Core Equity Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Core Equity Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Core Equity Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
CEF PRO 7/08

MUTUAL FUNDS Van Kampen Core Equity Fund This Prospectus is dated July 31, 2008 CLASS I SHARES CLASS R SHARES

Van Kampen Core Equity Fund’s investment objective is to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund’s investment adviser believes are undervalued and have strong earnings momentum and relative strength. In selecting securities for investment, the Fund’s investment adviser employs a disciplined approach to equity investing based on quantitative and fundamental research. The team employs a model that ranks stocks based on factors such as valuation, earnings momentum and relative strength. It then conducts further fundamental analysis on the most attractive quartile of stocks in each economic sector of the benchmark. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The market values of equity securities may be more volatile than other types of investments. The Fund emphasizes a core style of investing, which means that it may purchase and hold equity securities that may have “growth” and/or “value” characteristics. A growth style of investing emphasizes companies with above-average growth and financial strength, often characterized with lower dividend yields, above-average prices in relation to earnings or book value measures and higher volatility than other styles of investing or the overall stock markets. A value style of investing emphasizes undervalued companies with characteristics for improved valuations, such style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. The returns on “growth” or “value” securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with

3

certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth and income

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a core style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

4

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class R
	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee(1)	2.00%	2.00%

Exchange fee(1)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(2)	0.65%	0.65%

Distribution and/or service (12b-1) fees(2)(3)	None	0.50%

Other expenses(2)	3.46%	3.46%

Total annual fund operating expenses(2)	4.11%	4.61%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(2)	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses such that the actual annual total fund operating expenses paid for the Fund’s fiscal year ended March 31, 2008 were 0.95% for Class I Shares and 1.45% for Class R Shares. After August 31, 2008, the fee waivers or expense reimbursements can be terminated or extended at any time at the discretion of the Fund’s investment adviser.

(3)	Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$413	$1,250	$2,101	$4,298

Class R Shares	$462	$1,391	$2,328	$4,701

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s policy in the

5

foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

In selecting securities for investment, the Fund’s investment adviser employs a disciplined approach to equity investing based on quantitative and fundamental research. The team employs a model that ranks stocks based on factors such as valuation, earnings momentum and relative strength. It then conducts further fundamental analysis on the most attractive quartile of stocks in each economic sector of the benchmark. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized

6

management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in Securities
of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary

7

receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may invest in shares of various exchange-traded funds (“ETFs”). Shares of ETFs have many of the same risks as direct investments in common stock or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or

8

bonds rises and falls. As a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses, including investment advisory and administration fees.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.65%

Next $1.5 billion	0.60%

Over $2.5 billion	0.55%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.65% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

9

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s US Active Equity team. The US Active Equity team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Gregory R. Lai and Stephen W. Pelensky, each a Managing Director of the Adviser, Michael A. Petrino, an Executive Director of the Adviser and Jordan Floriani, a Vice President of the Adviser. Mr. Lai has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Mr. Lai was a Senior Portfolio Manager at Affinity Investment Advisors, LLC. Mr. Pelensky has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Mr. Pelensky was a Senior Portfolio Manager for Alliance Bernstein. Mr. Petrino has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Mr. Petrino was a Portfolio Manager at Affinity Investment Advisors, LLC. Ms. Floriani has been associated with the Adviser in an investment management capacity since May 2007 and began managing the Fund at its inception in 2007. Prior to May 2007, Ms. Floriani was a Portfolio Manager at Affinity Investment Advisors, LLC.

Mr. Lai is the lead manager for the Fund. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lai is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior performance of similarly managed products. As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this Prospectus will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Fund will, however, be managed in a manner substantially similar to certain institutional separate accounts, retail accounts and a registered investment company (collectively referred to herein as the “Composite”) managed by Affinity Investment Advisors, LLC prior to its acquisition by Morgan Stanley and by the Adviser (or its affiliates) since the acquisition. Past performance of the Fund and the Composite is not indicative of their future performance.

10

The following table shows the dollar weighted average annual total returns for the Composite for the one, five and ten year periods ended June 30, 2008. Remember that past performance of the Composite is not indicative of future performance of the Composite or of the Fund. The Fund’s performance may be greater or less than the performance of the Composite due to, among other things, differences in inception dates, expenses, asset sizes and cash flows. The performance figures for the Composite are based on the actual investment performance of the Composite net of actual fees paid by each account in the Composite. Fund advisory fees and other expenses may be higher than the fees on the accounts included in the Composite. Therefore, Fund returns may be lower. In particular, the Composite’s performance figures do not include any sales charges and reflect the annual operating expenses borne by the particular accounts, which are lower than the annual operating expenses to be borne by shares of the Fund. If the sales charges and annual operating expenses applicable to shares of the Fund were included, the performance figures shown below for the Composite would be lower.

As a basis for evaluating the Composite’s performance and risks, the table below shows how the Composite’s performance compares with the Standard & Poor’s 500® Index*, a broad-based market index that the investment adviser believes is an appropriate benchmark for the Composite and the Fund. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Past
June 30, 2008	1 Year	5 Years	10 Years

Composite Performance	-13.51%	10.88%	5.56%

Standard & Poor’s 500® Index*	-13.12%	7.58%	2.88%

*	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size liquidity and industry group representation.

The table above reflects past performance of the Composite. The Composite includes all accounts managed by Affinity Investment Advisors, LLC prior to its acquisition by Morgan Stanley and by the Adviser (or its affiliates) since the acquisition that have substantially similar investment objectives, policies, strategies and risks as the Fund. The separately managed accounts that are included in the Composite are not subject to the same types of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the other investment company or the Fund by the 1940 Act, or Subchapter M of the Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Also, the methodology used to calculate the total return of the Composite is different than the SEC’s prescribed methods for calculating total return for funds. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS”). To receive a complete list and description of the Composite GIPS presentation and disclosure, you may contact (800) 847-2424.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

11

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Shares institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share of each class of the Fund’s shares. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with

12

procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next

13

determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain

14

financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

15

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain

16

to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stock and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

17

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

18

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class I Shares		Class R Shares
	August 27, 2007		August 27, 2007
	(Commencement of		(Commencement of
	Operations) to		Operations) to
	March 31, 2008		March 31, 2008

Net Asset Value, Beginning of the Period	$10.00		$10.00

Net Investment Income (a)	0.08		0.05
Net Realized and Unrealized Loss	(1.02)		(1.01)

Total from Investment Operations	(0.94)		(0.96)

Less:
Distributions from Net Investment Income	0.11		0.10
Distributions from Net Realized Gain	0.03		0.03

Total Distributions	0.14		0.13

Net Asset Value, End of the Period	$8.92		$8.91

Total Return*	−9.57%	**(b)	9.80%	**(c)
Net Assets at End of the Period (In millions)	$8.7		$0.1
Ratio of Expenses to Average Net Assets*	0.95%		1.45%
Ratio of Net Investment Income to Average Net Assets*	1.35%		0.85%
Portfolio Turnover	14%	**	14%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.11%		4.61%
Ratio of Net Investment Loss to Average Net Assets	(1.81%	)	(2.31%	)

** Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Core Equity Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Core Equity Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Core Equity Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Core Equity Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
CLASS R SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
CEF PRO IR 7/08

MUTUAL FUNDS Van Kampen Disciplined Small Cap Value Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Disciplined Small Cap Value Fund’s investment objective is to seek high total return. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek high total return.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. The Fund’s investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund’s investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund’s investment adviser quantitatively evaluates a company relative to its universe using a family of multi-factor models. The Fund’s investment adviser believes that a combination of factors exists that can be used to select relatively undervalued stocks that can potentially outperform their respective universe. Portfolio securities are typically sold when they become relatively overvalued, if better opportunities are identified, or if the Fund’s investment adviser determines the initial investment expectations are not being met.

The Fund may invest up to 20% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

3

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek total return

•	Are willing to take on the increased risks of investing in smaller-sized, less established companies

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

4

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(7)	0.90%		0.90%		0.90%

Distribution and/or service (12b-1) fees(8)	0.25%		1.00%	(9)	1.00%	(9)

Other expenses(7)	8.52%		7.88%		7.55%

Total annual fund operating expenses(7)	9.67%		9.78%		9.45%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses (or in the case of Class B Shares and Class C Shares, actual 12b-1 fees were less than 1.00%) such that the actual total fund operating expenses paid for the Fund’s fiscal year ended March 31, 2008 were 1.41% for Class A Shares, 1.51% for Class B Shares and 1.27% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.

(8)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(9)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the Shares were purchased). Although your actual costs may be higher

5

or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$1,465	$3,123	$4,629	$7,821

Class B Shares	$1,455	$3,029	$4,488	$7,721 *

Class C Shares	$1,024	$2,650	$4,227	$7,593

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$1,465	$3,123	$4,629	$7,821

Class B Shares	$955	$2,729	$4,338	$7,721 *

Class C Shares	$924	$2,650	$4,227	$7,593

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek high total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small capitalization companies as companies having market capitalizations, at the time of investment, similar to the companies in the Russell 2000® Index. The market capitalization of companies in the Russell 2000® Index ranged between $56 million and $3.9 billion as of June 30, 2008. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies which are undervalued, have attractive operating attributes and improving market price behavior. “Value” securities are securities that the Fund’s investment adviser determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “underpriced” relative to the rest of the Fund’s small cap universe.

6

In selecting securities for investment, the Fund’s investment adviser applies quantitative methods to analyze the relative quality and price of the securities. In selecting securities, the Fund’s investment adviser analyzes data of over one thousand companies, searching for companies which are undervalued, have attractive operating attributes and improving market price behavior. The Fund’s investment adviser evaluates company operations compared to other companies (both competitors and companies in other industries).

The Fund’s investment adviser generally sells a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 20% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to

7

shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest in securities of foreign issuers listed or traded on a U.S. securities exchange. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on income or capital transactions or other restrictions and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in securities of foreign issuers determined by the investment adviser to be in developing or emerging market countries, if such securities are listed or traded on a U.S. securities exchange. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. To the extent the Fund invests in depositary receipts, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying securities denominated in that currency that are represented by the depositary receipt.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract,

8

futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for total return has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan

9

Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund of 0.90%. The Fund’s effective advisory fee rate was 0.90% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008.

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by Feng Chang, a Managing Director of the Adviser. Mr. Chang is responsible for the day-to-day management of the Fund’s portfolio. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and began managing the Fund in May 2008. Prior to August 2004, Mr. Chang was the head of Research at Citigroup.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from

10

such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also has adopted a service plan (the “Service Plan”) with respect

11

to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders

12

received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information

13

that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds,

14

although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such

15

purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code, that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

16

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

17

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the

18

redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

19

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ

20

procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer

21

to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services, or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on

22

such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions of
Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less

23

liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate

24

for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

25

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares				Class B Shares				Class C Shares
			March 30, 2007				March 30, 2007				March 30, 2007
			(Commencement				(Commencement				(Commencement
	Year Ended		of Operations) to		Year Ended		of Operations) to		Year Ended		of Operations) to
	March 31, 2008		March 31, 2007		March 31, 2008		March 31, 2007		March 31, 2008		March 31, 2007

Net Asset Value, Beginning of the Period	$9.96		$10.00		$9.96		$10.00		$9.96		$10.00

Net Investment Income (a)	0.09		-0-	(e)	0.08		-0-	(e)	0.11		-0-	(e)
Net Realized and Unrealized Loss	(1.87)		(0.04)		(1.87)		(0.04)		(1.88)		(0.04)

Total from Investment Operations	(1.78)		(0.04)		(1.79)		(0.04)		(1.77)		(0.04)
Less:
Distributions from Net Investment Income	0.38		-0-		0.33		-0-		0.33		-0-

Net Asset Value, End of the Period	$7.80		$9.96		$7.84		$9.96		$7.86		$9.96

Total Return*	-18.34%	(b)	–0.40%	**(b)	-18.42%	(c)(f)	–0.40%	**(c)	-18.22%	(d)(f)	–0.40%	**(d)
Net Assets at End of the Period (In millions)	$1.6		$1.2		$1.0		$1.2		$1.1		$1.2
Ratio of Expenses to Average Net Assets*	1.41%		1.16%		1.51%	(f)	1.16%		1.27%	(f)	1.16%
Ratio of Net Investment Income to Average Net Assets*	0.98%		4.06%		0.92%	(f)	4.06%		1.16%	(f)	4.06%
Portfolio Turnover	122%		0%	**	122%		0%	**	122%		0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	9.67%		20.84%		9.78%	(f)	20.84%		9.45%	(f)	20.84%
Ratio of Net Investment Loss to Average Net Assets	(7.28%	)	(15.62%	)	(7.35%	)(f)	(15.62%	)	(7.02%	)(f)	(15.62%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Amount is less than $.01 per share.

(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect 12b-1 fees of less than 1%.

26

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Disciplined Small Cap Value Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Disciplined Small Cap Value Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Disciplined Small Cap Value Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Disciplined Small Cap Value Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
DSCV PRO 7/08

MUTUAL FUNDS Van Kampen Disciplined Small Cap Value Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Disciplined Small Cap Value Fund’s investment objective is to seek high total return. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek high total return.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. The Fund’s investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund’s investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund’s investment adviser quantitatively evaluates a company relative to its universe using a family of multi-factor models. The Fund’s investment adviser believes that a combination of factors exists that can be used to select relatively undervalued stocks that can potentially outperform their respective universe. Portfolio securities are typically sold when they become relatively overvalued, if better opportunities are identified, or if the Fund’s investment adviser determines the initial investment expectations are not being met.

The Fund may invest up to 20% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the

3

ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek total return

•	Are willing to take on the increased risks of investing in smaller-sized, less established companies

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

4

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees(2)	0.90%

Other expenses(2)	8.44%

Total annual fund operating expenses(2)	9.34%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(2)	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses such that the actual total fund operating expenses paid for the Fund’s fiscal year ended March 31, 2008 were 1.16% for Class I Shares. The fee waivers or expense reimbursements can be terminated at any time.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$914	$2,624	$4,189	$7,544

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek high total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days

5

prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small capitalization companies as companies having market capitalizations, at the time of investment, similar to the companies in the Russell 2000® Index. The market capitalization of companies in the Russell 2000® Index ranged between $56 million and $3.9 billion as of June 30, 2008. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies which are undervalued, have attractive operating attributes and improving market price behavior. “Value” securities are securities that the Fund’s investment adviser determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “underpriced” relative to the rest of the Fund’s small cap universe.

In selecting securities for investment, the Fund’s investment adviser applies quantitative methods to analyze the relative quality and price of the securities. In selecting securities, the Fund’s investment adviser analyzes data of over one thousand companies, searching for companies which are undervalued, have attractive operating attributes and improving market price behavior. The Fund’s investment adviser evaluates company operations compared to other companies (both competitors and companies in other industries).

The Fund’s investment adviser generally sells a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund invests primarily in common stocks and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

6

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 20% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest in securities of foreign issuers listed or traded on a U.S. securities exchange. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on income or capital transactions or other restrictions, and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in securities of foreign issuers determined by the investment adviser to be in developing or emerging market countries, if such securities are listed or traded on a U.S. securities exchange. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. To the extent the Fund invests in depositary receipts, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying securities denominated in that currency that are represented by the depositary receipt.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary

7

receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for total return has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

8

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund of 0.90%. The Fund’s effective advisory fee rate was 0.90% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008.

The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by Feng Chang, a Managing Director of the Adviser. Mr. Chang is responsible for the day-to-day management of the Fund’s portfolio and the execution of the overall strategy of the Fund. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and began managing the Fund in May 2008. Prior to August 2004, Mr. Chang was the head of Research at Citigroup.

9

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

10

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through

11

exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund

12

through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be

13

available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain

14

to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

15

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

16

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

		March 30, 2007
		(Commencement
	Year Ended	of Operations) to
Class I Shares	March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$9.96	$10.00

Net Investment Income (a)	0.11	-0-	(c)
Net Realized and Unrealized Loss	(1.86)	(0.04)

Total from Investment Operations	(1.75)	(0.04)
Less:
Distributions from Net Investment Income	0.40	–0–

Net Asset Value, End of the Period	$7.81	$9.96

Total Return* (b)	–18.09%	–0.40%	**
Net Assets at End of the Period (In millions)	$1.1	$1.2
Ratio of Expenses to Average Net Assets*	1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets*	1.26%	4.06%
Portfolio Turnover	122%	0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	9.34%	20.84%
Ratio of Net Investment Loss to Average Net Assets	(6.92% )	(15.62%	)

**	Non-Annualized
(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $.01 per share.

17

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Disciplined Small Cap Value Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Disciplined Small Cap Value Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Disciplined Small Cap Value Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Disciplined Small Cap Value Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
DSCV PRO I 7/08

MUTUAL FUNDS Van Kampen Leaders Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Leaders Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing primarily in a combination of Van Kampen funds (“underlying funds”) on a fixed percentage allocation basis. The underlying funds invest in U.S. and foreign equity securities and fixed income and money market securities. The investment policies of the underlying funds are described below. The Fund makes equal allocations of its assets to the following three underlying funds: Van Kampen Comstock Fund (“Comstock Fund”), Van Kampen Equity and Income Fund (“Equity and Income Fund”) and Van Kampen International Growth Fund (“International Growth Fund”). The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund’s investment adviser and the Fund’s allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

Van Kampen Comstock Fund
Investment Objective. The Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Principal Investment Strategies. Under normal market conditions, the Comstock Fund’s investment adviser seeks to achieve the Comstock Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Comstock Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Comstock Fund’s investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Comstock Fund’s investment adviser of the capital growth and income potential of such securities materially change. The Comstock Fund may invest up to 25% of its total assets in securities of foreign issuers. The Comstock Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Comstock Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Van Kampen Equity and Income Fund
Investment Objectives. The Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Principal Investment Strategies. The Equity and Income Fund’s investment adviser seeks to achieve the Equity and Income Fund’s investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor’s (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities determined by the Equity and Income Fund’s investment adviser to be of comparable quality. The composition of the Equity and Income Fund’s portfolio will vary over time based upon evaluations of economic conditions by the Equity and Income Fund’s investment adviser and its belief about which securities would best accomplish the Equity and Income Fund’s investment objectives. The Equity and Income Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Equity and Income Fund’s investment adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Equity and Income Fund’s investment adviser of the income or growth potential of such securities materially change. Under normal market conditions, the Equity and Income Fund invests at least 65% of its total assets in income-producing equity securities. The Equity and Income Fund may invest up to 25% of its total assets in securities of foreign issuers. The Equity and Income Fund may invest up to 15% of its total assets in REITs. The Equity and Income Fund may purchase and sell certain derivative instruments, such as options, futures

3

contracts and options on futures contracts for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Van Kampen International
Growth Fund
Investment Objectives. The International Growth Fund’s investment objective is capital appreciation, with a secondary objective of income.

Principal Investment Strategies. Under normal market conditions, the International Growth Fund’s investment adviser seeks to achieve the International Growth Fund’s investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The International Growth Fund’s investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions. Portfolio securities may be sold when, among other things, a security no longer fits the International Growth Fund’s investment criteria or has had a substantial decline within the investment adviser’s quantitative rankings, or a more attractive opportunity elsewhere in the market has been identified. While a substantial portion of the International Growth Fund’s assets generally are invested in the developed countries of Europe and the Far East, the International Growth Fund may invest in securities of issuers determined by the International Growth Fund’s investment adviser to be in developing or emerging market countries. The International Growth Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund or the underlying funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

The International Growth Fund will, and each of the other underlying funds may, invest in foreign markets, which may include emerging markets. Investments in foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Investments in convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by the International Growth Fund) emphasizes companies with growth

4

characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Income risk. The ability of the underlying funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

Call risk. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

Foreign risks. Because the International Growth Fund will, and the other underlying funds may, own securities of foreign issuers, the Fund will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The underlying funds may also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

Risks of investing in real estate investment trusts (“REITs”). The underlying funds may invest in REITs. Investing in REITs makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Diversification status and associated risks. The Fund is a “non-diversified” fund as it invests primarily just in the underlying funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares. However, because the Fund implements its asset allocation strategy by investing in the underlying funds and because each of the underlying funds is diversified, it is expected that the Fund is subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures

5

contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the underlying funds’ investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation and secondarily, income over the long-term

•	Seek to add to their investment portfolio a fund investing in other Van Kampen funds that invest primarily in domestic and foreign equity securities and to a more limited degree in debt securities

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their shares of the Fund

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund’s Class A Shares over the past calendar year prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –12.33%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.82% (for the quarter ended June 30, 2007) and the lowest quarterly return for Class A Shares was –2.98% (for the quarter ended December 31, 2007).

6

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with four broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Standard & Poor’s 500® Index*, Russell 1000® Value Index**, Lehman Brothers U.S. Government/Credit Index*** and MSCI EAFE Index****. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Leaders Fund — Class A Shares
Return Before Taxes	–0.84%	6.18%
Return After Taxes on Distributions	–1.16%	5.87%
Return After Taxes on Distributions and Sale of Fund Shares	–0.12%	5.25%
Standard & Poor’s 500® Index*	5.49%	9.13%
Russell 1000® Value Index**	–0.17%	8.21%
Lehman Brothers U.S. Government/ Credit Index***	7.23%	6.07%
MSCI EAFE Index****	11.17%	16.28%

Van Kampen Leaders Fund — Class B Shares
Return Before Taxes	–0.54%	6.80%
Standard & Poor’s 500® Index*	5.49%	9.13%
Russell 1000® Value Index**	–0.17%	8.21%
Lehman Brothers U.S. Government/ Credit Index***	7.23%	6.07%
MSCI EAFE Index****	11.17%	16.28%

Van Kampen Leaders Fund — Class C Shares
Return Before Taxes	3.46%	8.84%
Standard & Poor’s 500® Index*	5.49%	9.13%
Russell 1000® Value Index**	–0.17%	8.21%
Lehman Brothers U.S. Government/ Credit Index***	7.23%	6.07%
MSCI EAFE Index****	11.17%	16.28%

Return information is provided since: (1) 2/27/06.

*	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

**	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

7

***	The Lehman Brothers U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

****	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets of investors.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	None	(7)	None	(7)	None	(7)

Distribution and/or service (12b-1) fees(8)	0.25%		1.00%	(9)	1.00%	(9)

Other expenses(10)	0.32%		0.32%		0.32%

Total annual fund operating expenses(10)	0.57%		1.32%		1.32%

Acquired Funds (i.e. underlying funds) fees and expenses(11)	0.69%		0.69%		0.69%

Total annual fund and underlying funds operating expenses	1.26%		2.01%		2.01%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	The Fund does not directly bear an investment advisory fee but the Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds. See note (11) below.
(8)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.” The Fund will not pay any sales load or 12b-1 fee in connection with its investment in shares of the underlying funds.

8

(9)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

(10)	The Fund’s investment adviser is currently waiving and/or reimbursing all or a portion of the Fund’s other expenses such that the actual total annual fund operating expenses (exclusive of any indirect expenses from the underlying funds) paid for the Fund’s fiscal year ended March 31, 2008 were 0.50% for Class A Shares, 1.25% for Class B Shares and 1.25% for Class C Shares. The fee waivers and/or expense reimbursements can be terminated at any time.

(11)	Shareholders in the Fund bear indirectly the Class I Share expenses of the underlying funds. Because the amount of the Fund’s assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$696	$952	$1,227	$2,010

Class B Shares	$704	$931	$1,233	$2,144 *

Class C Shares	$304	$630	$1,083	$2,338

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$696	$952	$1,227	$2,010

Class B Shares	$204	$631	$1,083	$2,144 *

Class C Shares	$204	$630	$1,083	$2,338

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objectives,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund’s investment objectives may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objectives change, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

Principal Investment
Strategies and Risks
The Fund seeks to achieve its investment objectives by investing primarily in the underlying funds on a fixed percentage allocation basis. The Fund’s ability to achieve its investment objectives depends on the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund makes equal allocations of its assets to Comstock Fund, Equity and Income Fund and International Growth Fund. You may invest in the underlying funds directly. By investing in the Fund, you will incur

9

a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

The underlying funds invest primarily in common stocks and other equity securities, including preferred stocks and securities convertible into common and preferred stocks. The Equity and Income Fund also invests in investment grade quality debt securities.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The underlying funds may purchase convertible securities rated below investment grade (i.e. Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the underlying funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the underlying funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Debt securities. The Equity and Income Fund also invests in debt securities of various maturities. The Equity and Income Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the underlying fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities.

10

Small, medium and large-sized companies. The underlying funds may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the underlying funds invests in smaller or medium-sized companies, the underlying funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

REITs. The underlying funds may invest in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the underlying funds indirectly bear their proportionate share of any expenses paid by REITs in which they invest.

Risks of Investing in
Securities of Foreign Issuers
The International Growth Fund will, and the other underlying funds may, invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the underlying funds’ investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the underlying funds may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or

11

restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the underlying funds are not fully invested or attractive investment opportunities are foregone.

The underlying funds may invest in securities of issuers determined by the underlying funds’ investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The underlying funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the underlying funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the underlying funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the underlying funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying funds’ assets denominated in that currency and the underlying funds’ return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the underlying funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The underlying funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The underlying funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The underlying funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the underlying funds purchase a foreign security traded in the currency which the underlying funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the underlying funds than if they had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Strategic Transactions
The underlying funds may, but are not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The underlying funds’ use of Strategic Transactions may involve the purchase and sale of derivative instruments such as futures and options on futures. Such derivatives may be based on a

12

variety of underlying instruments, including equity and debt securities, indexes, interest rates and other assets. The underlying funds’ use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the underlying funds’ investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The underlying funds’ use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the underlying funds’ initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The underlying funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the underlying funds’ custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the underlying funds and the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The International Growth Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Each of the Equity and Income Fund and the Comstock Fund may invest up to 10% of its net assets on illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the underlying fund would like. Thus, the underlying funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the underlying funds is contained in the Fund’s Statement of Additional Information.

The underlying funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the underlying funds’ investment adviser believes the potential of the security has lessened, or for other reasons. The underlying funds’ portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the underlying funds’ investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights”. Each underlying fund’s portfolio turnover rate is reported in the respective underlying fund’s prospectus.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund or an underlying fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market

13

conditions, the potential for capital appreciation and income on these securities will tend to be lower than the potential for capital appreciation and income on other securities that may be owned by the underlying funds. In taking such a defensive position, the Fund or an underlying fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser and the Fund have entered into an investment advisory agreement (the “Advisory Agreement”). The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the underlying funds, each underlying fund pays the Adviser a fee based on the assets of such underlying fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds.

The underlying funds pay the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of such underlying fund as follows:

Average Daily Net Assets
of Comstock Fund	% Per Annum

First $1 billion	0.50%

Next $1 billion	0.45%

Next $1 billion	0.40%

Over $3 billion	0.35%

Average Daily Net Assets
of Equity and Income Fund	% Per Annum

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

Average Daily Net Assets
of International Growth Fund	% Per Annum

First $1 billion	0.75%

Over $1 billion	0.70%

Each underlying fund’s average daily net assets is determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting

14

separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008.)

Portfolio management. The Fund is managed by a member of the Adviser’s Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund’s portfolio is Mark A. Bavoso, a Managing Director of the Adviser.

Mr. Bavoso has been associated with the Adviser or affiliates of the Adviser in an investment management capacity since 1986 and began managing the Fund in February 2006.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

No offer is made in this Prospectus of shares of the Comstock Fund, the Equity and Income Fund or the International Growth Fund.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The assets of the Fund consist primarily of shares of the underlying funds, which are valued at their respective net asset values.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the underlying funds’ portfolio securities such that the underlying funds’ net asset value per share might be materially affected. The underlying funds’ Boards of

15

Trustees reserve the right to calculate the net asset value per share of the underlying funds and adjust the offering price more frequently than once daily if deemed desirable. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share of the Fund and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation for the Fund and the underlying funds is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the underlying funds’ net asset value is not calculated and on which the underlying funds do not effect sales, redemptions and exchanges of its shares. The Fund and the underlying funds calculate net asset value per share, and therefore effects sales, redemptions and exchanges of their shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the underlying funds’ net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the underlying funds’ Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and

16

Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

17

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286 or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

18

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating

19

Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in

20

which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

21

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

22

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made

23

at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and the exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions, (v) by participant-directed retirement plans (such as 401(k) plans, 457 plans and employer-sponsored 403(b) plans) where the application of such a fee would cause the Fund or an asset allocation program of which the Fund is a part to fail to be considered a “qualified default investment alternative” under the Employee Income Security Act of 1974, as amended, and the rules and regulations thereunder and (vi) through check writing (with respect to certain fixed-income funds).

24

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri, 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has

25

telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from the underlying funds and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of the Fund’s net capital gains may be attributable to capital gain dividends received from the underlying funds. The Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

26

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales

27

charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions of
Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term

28

shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The underlying funds, the Fund and Fund shareholders must also satisfy certain holding period and other requirements in order for the

29

reduced rate for dividends to apply. Because the underlying funds intend to invest a portion of their assets in common stocks, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund and each underlying fund intend to qualify as a regulated investment company under federal income tax law. If the Fund and each underlying fund so qualify and distribute each year to their respective shareholders at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income distributed to their shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

30

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares					Class B Shares					Class C Shares
				February 27, 2006					February 27, 2006					February 27, 2006
	Year Ended			(Commencement		Year Ended			(Commencement		Year Ended			(Commencement
	March 31,			of Operations) to		March 31,			of Operations) to		March 31,			of Operations) to
	2008	2007		March 31, 2006		2008	2007		March 31, 2006		2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$11.26	$10.08		$10.00		$11.25	$10.08		$10.00		$11.25	$10.08		$10.00

Net Investment Income(a)	0.16	0.16		0.01		0.08	0.08		0.01		0.07	0.08		0.01
Net Realized and Unrealized Gain/Loss	(0.68)	1.18		0.07		(0.69)	1.18		0.07		(0.68)	1.18		0.07

Total from Investment Operations	(0.52)	1.34		0.08		(0.61)	1.26		0.08		(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.15	0.16		-0-		0.06	0.09		-0-		0.06	0.09		-0-
Distributions from Net Realized Gain	0.10	0.00	(g)	-0-		0.10	0.00	(g)	-0-		0.10	0.00	(g)	-0-

Total Distributions	0.25	0.16		-0-		0.16	0.09		-0-		0.16	0.09		-0-

Net Asset Value, End of the Period	$10.49	$11.26		$10.08		$10.48	$11.25		$10.08		$10.48	$11.25		$10.08

Total Return*	–4.77% (b)	13.47%	(b)	0.80%	**(b)	–5.49% (c)	12.56%	(c)	0.80%	**(c)	–5.49% (d)	12.56%	(d)	0.80%	**(d)
Net Assets at End of the Period (In millions)	$201.4	$130.9		$5.0		$62.6	$37.8		$1.6		$44.0	$31.3		$1.3
Ratio of Expenses to Average Net Assets* (e)(f)	0.50%	0.51%		0.50%		1.25%	1.26%		1.25%		1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets*	1.42%	1.51%		2.50%		0.66%	0.74%		2.54%		0.65%	0.75%		2.27%
Portfolio Turnover	3%	0%		0%	**	3%	0%		0%	**	3%	0%		0%	**
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)(f)	0.57%	0.89%		24.16%		1.32%	1.64%		27.15%		1.32%	1.64%		27.74%
Ratio of Net Investment Income/Loss to Average Net Assets	1.35%	1.13%		(21.16%	)	0.59%	0.37%		(23.37%	)	0.58%	0.38%		(24.22%	)

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .69%, .84% and .54% at March 31, 2008, 2007 and 2006, respectively.

(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.
(g)	Amount is less than $0.01.

31

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Leaders Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Leaders Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Leaders Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Leaders Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
LF PRO 7/08

MUTUAL FUNDS Van Kampen Leaders Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Leaders Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing primarily in a combination of Van Kampen funds (“underlying funds”) on a fixed percentage allocation basis. The underlying funds invest in U.S. and foreign equity securities and fixed income and money market securities. The investment policies of the underlying funds are described below. The Fund makes equal allocations of its assets to the following three underlying funds: Van Kampen Comstock Fund (“Comstock Fund”), Van Kampen Equity and Income Fund (“Equity and Income Fund”) and Van Kampen International Growth Fund (“International Growth Fund”). The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund’s investment adviser and the Fund’s allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

Van Kampen Comstock Fund
Investment Objective. The Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Principal Investment Strategies. Under normal market conditions, the Comstock Fund’s investment adviser seeks to achieve the Comstock Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Comstock Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Comstock Fund’s investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Comstock Fund’s investment adviser of the capital growth and income potential of such securities materially change. The Comstock Fund may invest up to 25% of its total assets in securities of foreign issuers. The Comstock Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Comstock Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Van Kampen Equity and Income Fund
Investment Objectives. The Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

Principal Investment Strategies. The Equity and Income Fund’s investment adviser seeks to achieve the Equity and Income Fund’s investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor’s (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities determined by the Equity and Income Fund’s investment adviser to be of comparable quality. The composition of the Equity and Income Fund’s portfolio will vary over time based upon evaluations of economic conditions by the Equity and Income Fund’s investment adviser and its belief about which securities would best accomplish the Equity and Income Fund’s investment objectives. The Equity and Income Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Equity and Income Fund’s investment adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Equity and Income Fund’s investment adviser of the income or growth potential of such securities materially change. Under normal market conditions, the Equity and Income Fund invests at least 65% of its total assets in income-producing equity securities. The Equity and Income Fund may invest up to 25% of its total assets in securities of foreign issuers. The Equity and Income Fund may invest up to 15% of its total assets in REITs. The Equity and Income Fund may purchase and sell certain derivative instruments, such as options, futures

3

contracts and options on futures contracts for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Van Kampen International Growth Fund
Investment Objectives. The International Growth Fund’s investment objective is capital appreciation, with a secondary objective of income.

Principal Investment Strategies. Under normal market conditions, the International Growth Fund’s investment adviser seeks to achieve the International Growth Fund’s investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The International Growth Fund’s investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions. Portfolio securities may be sold when, among other things, a security no longer fits the International Growth Fund’s investment criteria or has had a substantial decline within the investment adviser’s quantitative rankings, or a more attractive opportunity elsewhere in the market has been identified. While a substantial portion of the International Growth Fund’s assets generally are invested in the developed countries of Europe and the Far East, the International Growth Fund may invest in securities of issuers determined by the International Growth Fund’s investment adviser to be in developing or emerging market countries. The International Growth Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund or the underlying funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

The International Growth Fund will, and each of the other underlying funds may, invest in foreign markets, which may include emerging markets. Investments in foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Investments in convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by the International Growth Fund) emphasizes companies with growth

4

characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Income risk. The ability of the underlying funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

Call risk. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

Foreign risks. Because the International Growth Fund will, and the other underlying funds may, own securities of foreign issuers, the Fund will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The underlying funds may also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

Risks of investing in real estate investment trusts (“REITs”). The underlying funds may invest in REITs. Investing in REITs makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Diversification status and associated risks. The Fund is a “non-diversified” fund as it invests primarily just in the underlying funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares. However, because the Fund implements its asset allocation strategy by investing in the underlying funds and because each of the underlying funds is diversified, it is expected that the Fund is subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures

5

contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the underlying funds’ investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation and secondarily, income over the long-term

•	Seek to add to their investment portfolio a fund investing in other Van Kampen funds that invest primarily in domestic and foreign equity securities and to a more limited degree in debt securities

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their shares of the Fund

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund’s Class I Shares over the past calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –12.13%. As a result of market activity, current performance may vary from the figures shown.

During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.79% (for the quarter ended June 30, 2007) and the lowest quarterly return for Class I Shares was –2.92% (for the quarter ended December 31, 2007).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with four broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Standard & Poor’s 500® Index*, Russell 1000® Value Index**, Lehman Brothers U.S. Government/Credit Index*** and MSCI EAFE Index****. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

6

In addition to before tax returns, the table shows after tax returns for the Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Leaders Fund — Class I Shares
Return Before Taxes	5.49%	9.90%
Return After Taxes on Distributions	5.11%	9.55%
Return After Taxes on Distributions and Sale of Fund Shares	4.07%	8.44%
Standard & Poor’s 500® Index*	5.49%	9.13%
Russell 1000® Value Index**	–0.17%	8.21%
Lehman Brothers U.S. Government/Credit Index***	7.23%	6.07%
MSCI EAFE Index****	11.17%	16.28%

Return information is provided since: (1) 2/27/06.

*	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

**	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

***	The Lehman Brothers U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

****	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets of investors.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	None (2)

Other expenses(3)	0.32%

Total annual fund operating expenses(3)	0.32%

Acquired Funds (i.e., underlying funds) fees and expenses(4)	0.69%

Total annual fund operating expenses	1.01%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

7

(2)	The Fund does not directly bear an investment advisory fee but the Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds. See note (4) below.

(3)	The Fund’s investment adviser is currently waiving and/or reimbursing all or a portion of the Fund’s other expenses such that the actual annual total fund operating expenses (exclusive of any indirect expenses from the underlying funds) for the Fund’s fiscal year ended March 31, 2008 were 0.25% for Class I Shares. The fee waivers and/or expense reimbursements can be terminated at any time.

(4)	Shareholders in the Fund bear indirectly the Class I Share expenses of the underlying funds. Because the amount of the Fund’s assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$103	$322	$558	$1,236

Investment Objectives,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objectives
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund’s investment objectives may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objectives change, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

Principal Investment
Strategies and Risks
The Fund seeks to achieve its investment by investing primarily in the underlying funds on a fixed percentage allocation basis. The Fund’s ability to achieve its investment objectives depends on the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund makes equal allocations of its assets to Comstock Fund, Equity and Income Fund and International Growth Fund. You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

The underlying funds invest primarily in common stocks and other equity securities, including preferred stocks and securities convertible into common and preferred stocks. The Equity and Income Fund also invests in investment grade quality debt securities.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock

8

or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The underlying funds may purchase convertible securities rated below investment grade (i.e. Ba or lower by Moody’s or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the underlying funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the underlying funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Debt securities. The Equity and Income Fund also invests in debt securities of various maturities. The Equity and Income Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the underlying fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities.

Small, medium and large-sized companies. The underlying funds may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the underlying funds invests in smaller or medium-sized companies, the underlying funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

REITs. The underlying funds may invest in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in

9

market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the underlying funds indirectly bear their proportionate share of any expenses paid by REITs in which they invest.

Risks of Investing in
Securities of Foreign Issuers
The International Growth Fund will, and the other underlying funds may, invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the underlying funds’ investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the underlying funds may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the underlying funds are not fully invested or attractive investment opportunities are foregone.

The underlying funds may invest in securities of issuers determined by the underlying funds’ investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The underlying funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the underlying funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the underlying funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of

10

investments in the underlying funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying funds’ assets denominated in that currency and the underlying funds’ return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the underlying funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The underlying funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The underlying funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The underlying funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the underlying funds purchase a foreign security traded in the currency which the underlying funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the underlying funds than if they had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

Strategic Transactions
The underlying funds may, but are not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The underlying funds’ use of Strategic Transactions may involve the purchase and sale of derivative instruments such as futures and options on futures. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates and other assets. The underlying funds’ use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the underlying funds’ investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The underlying funds’ use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the underlying funds’ initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk

11

analyses different from those associated with other portfolio investments. The underlying funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the underlying funds’ custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the underlying funds and the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The International Growth Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Each of the Equity and Income Fund and the Comstock Fund may invest up to 10% of its net assets on illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the underlying fund would like. Thus, the underlying funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the underlying funds is contained in the Fund’s Statement of Additional Information.

The underlying funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the underlying funds’ investment adviser believes the potential of the security has lessened, or for other reasons. The underlying funds’ portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the underlying funds’ investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights”. Each underlying fund’s portfolio turnover rate is reported in the respective underlying fund’s prospectus.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund or an underlying fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation and income on these securities will tend to be lower than the potential for capital appreciation and income on other securities that may be owned by the underlying funds. In taking such a defensive position, the Fund or an underlying fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to

12

place orders for the purchase and sale of its portfolio securities. The Adviser and the Fund have entered into an investment advisory agreement (the “Advisory Agreement”). The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the underlying funds, each underlying fund pays the Adviser a fee based on the assets of such underlying fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds.

The underlying funds pay the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of such underlying fund as follows:

Average Daily Net Assets
of Comstock Fund	% Per Annum

First $1 billion	0.50%

Next $1 billion	0.45%

Next $1 billion	0.40%

Over $3 billion	0.35%

Average Daily Net Assets
of Equity and Income Fund	% Per Annum

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

Average Daily Net Assets
of International Growth Fund	% Per Annum

First $1 billion	0.75%

Over $1 billion	0.70%

Each underlying fund’s average daily net assets is determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by a member of the Adviser’s Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund’s portfolio is Mark A. Bavoso, a Managing Director of the Adviser.

Mr. Bavoso has been associated with the Adviser or affiliates of the Adviser in an investment management capacity since 1986 and began managing the Fund in February 2006.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

13

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

No offer is made in this Prospectus of shares of the Comstock Fund, the Equity and Income Fund or the International Growth Fund.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the underlying funds’ portfolio securities such that the underlying funds’ net asset value per share might be materially affected. The underlying funds’ Boards of Trustees reserve the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share of the Fund and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding. The assets of the Fund consist primarily of shares of the underlying funds, which are valued at their respective net asset values.

Such computation for the Fund and the underlying funds is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

14

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the underlying funds’ net asset value is not calculated and on which the underlying funds do not effect sales, redemptions and exchanges of its shares. The Fund and the underlying funds calculate net asset value per share, and therefore effects sales, redemptions and exchanges of their shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the underlying funds’ net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the underlying funds’ Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

15

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and the exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions, (iii) by participant-directed retirement plans (such as 401(k) plans, 457 plans and employer-sponsored 403(b) plans) where the application of such a fee would cause the Fund or an asset allocation program of which the Fund is a part to fail to be considered a “qualified default investment alternative” under the Employee Income Security Act of 1974, as amended, and the rules and regulations thereunder and (iv) by other funds advised by the Adviser or its affiliates.

16

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from the underlying funds and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of the Fund’s net capital gains may be attributable to capital gain dividends received from the underlying funds. The Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional

17

shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions

18

will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The underlying funds, the Fund and Fund shareholders, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the underlying funds intend to invest a portion of their assets in common stocks, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference betwee n their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund and each underlying fund intend to qualify as a regulated investment company under federal income tax law. If the Fund and each underlying fund so qualify and distribute each year to their respective shareholders at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income distributed to their shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding

19

the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

20

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

				February 27, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class I Shares	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$11.27	$10.09		$10.00

Net Investment Income (a)	0.19	0.17		0.02
Net Realized and Unrealized Gain/Loss	(0.69)	1.20		0.07

Total from Investment Operations	(0.50)	1.37		0.09

Less:
Distributions from Net Investment Income	0.18	0.19		-0-
Distributions from Net Realized Gain	0.10	0.00	(e)	-0-

Total Distributions	0.28	0.19		-0-

Net Asset Value, End of the Period	$10.49	$11.27		$10.09

Total Return* (b)	–4.62%	13.73%		0.90% **
Net Assets at End of the Period (In millions)	$0.3	$0.3		$0.2
Ratio of Expenses to Average Net Assets* (c)(d)	0.25%	0.26%		0.25%
Ratio of Net Investment Income to Average Net Assets*	1.66%	1.57%		2.43%
Portfolio Turnover	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)(d)	0.32%	1.14%		39.58%
Ratio of Net Investment Income/Loss to Average Net Assets	1.59%	0.69%		(36.91% )

** Non-Annualized

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .69%, .84% and .54% at March 31, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.
(e)	Amount is less than $0.01.

21

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Leaders Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Leaders Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Leaders Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Leaders Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
LF PRO I 7/08

MUTUAL FUNDS Van Kampen Mid Cap Growth Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Mid Cap Growth Fund’s investment objective is to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of medium-sized companies. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to

3

more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth over the long-term

•	Do not seek current income from their investment

•	Can withstand substantial volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –9.87%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the

4

Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 46.43% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was –24.24% (for the quarter ended December 31, 2000).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell Midcap® Growth Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Past
December 31, 2007	1 Year	5 Years	10 Years

Van Kampen Mid Cap Growth Fund — Class A Shares
Return Before Taxes	15.35%	17.93%	10.11%
Return After Taxes on Distributions	13.36%	17.25%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	11.86%	15.75%	8.10%
Russell Midcap® Growth Index*	11.43%	17.90%	7.59%

Van Kampen Mid Cap Growth Fund — Class B Shares
Return Before Taxes	16.59%	18.30%	10.08% **
Russell Midcap® Growth Index*	11.43%	17.90%	7.59%

Van Kampen Mid Cap Growth Fund — Class C Shares
Return Before Taxes	20.50%	18.44%	9.92%
Russell Midcap® Growth Index*	11.43%	17.90%	7.59%

*	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

**	The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See “Purchase of Shares.”

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.70%		0.70%		0.70%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses	0.26%		0.27%		0.27%

Total annual fund operating expenses	1.21%		1.97%		1.97%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$691	$937	$1,202	$1,957

Class B Shares	$700	$918	$1,212	$2,099 *

Class C Shares	$300	$618	$1,062	$2,296

6

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$691	$937	$1,202	$1,957

Class B Shares	$200	$618	$1,062	$2,099 *

Class C Shares	$200	$618	$1,062	$2,296

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund’s investment objective. The Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund’s investment adviser believes have long-term growth potential. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap® Index (which consists of companies in the capitalization range of $755 million to $20.5 billion as of June 30, 2008). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, rights or warrants to purchase equity securities and debt securities.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock

7

or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt securities. The Fund also may invest in debt securities of various maturities considered “investment grade” at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor’s (“S&P”) or rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies

8

other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques,

9

consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest

10

a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.70% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which will be available in November 2008).

11

Portfolio management. The Fund is managed by members of the Adviser’s Growth team. The Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Fund in 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Fund in 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in 2005. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in September 2007.

Mr. Lynch is the lead manager of the Fund and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed

12

desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of

13

FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with

14

the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that

15

occurs in the calculation of the offering price and in the number of shares purchased.

**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares

16

totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

17

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

18

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s

19

account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

20

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

21

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

22

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

23

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

24

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in

25

additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were

26

not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

27

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares										Class B Shares										Class C Shares
	Year Ended March 31,										Year Ended March 31,										Year Ended March 31,
	2008		2007		2006		2005		2004		2008		2007		2006		2005		2004		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$26.68		$27.26		$21.37		$19.07		$13.89		$24.07		$24.92		$19.73		$17.74		$13.02		$24.08		$24.92		$19.73		$17.74		$13.02

Net Investment Loss (a)	(.03)		(.06)		(.11)		(.19)		(.18)		(.16)		(.24)		(.27)		(.31)		(.29)		(.22)		(.24)		(.27)		(.31)		(.29)
Net Realized and Unrealized Gain	1.48		.85		6.72		2.49		5.36		1.39		.76		6.18		2.30		5.01		1.39		.77		6.18		2.30		5.01

Total from Investment Operations	1.45		.79		6.61		2.30		5.18		1.23		.52		5.91		1.99		4.72		1.17		.53		5.91		1.99		4.72
Less Distributions from Net Realized Gain	3.06		1.37		.72		-0-		-0-		3.06		1.37		.72		-0-		-0-		3.06		1.37		.72		-0-		-0-

Net Asset Value, End of the Period	$25.07		$26.68		$27.26		$21.37		$19.07		$22.24		$24.07		$24.92		$19.73		$17.74		$22.19		$24.08		$24.92		$19.73		$17.74

Total Return*	3.87%	(b)	2.99%	(b)	31.18%	(b)	12.06%	(b)	37.29%	(b)	3.36%	(c)(e)	2.18%	(c)	30.22%	(c)	11.22%	(c)	36.25%	(c)	3.10%	(d)	2.22%	(d)	30.22%	(d)	11.22%	(d)	36.25%	(d)
Net Assets at End of the Period (In millions)	$1,154.9		$1,025.4		$784.6		$429.2		$260.2		$164.0		$175.0		$178.8		$137.3		$107.7		$103.3		$91.2		$77.0		$44.9		$28.2
Ratio of Expenses to Average Net Assets*	1.21%		1.26%		1.32%		1.40%		1.48%		1.73%	(e)	2.02%		2.08%		2.15%		2.24%		1.97%		2.02%		2.08%		2.15%		2.24%
Ratio of Net Investment Loss to Average Net Assets*	(.09%	)	(.25%	)	(.44%	)	(.93%	)	(1.05%	)	(.60%	)(e)	(1.02%	)	(1.24%	)	(1.68%	)	(1.81%	)	(.84%	)	(1.01%	)	(1.21%	)	(1.68%	)	(1.81%	)
Portfolio Turnover	60%		61%		86%		96%		268%		60%		61%		86%		96%		268%		60%		61%		86%		96%		268%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		1.32%		1.41%		N/A		N/A		N/A		2.08%		2.16%		N/A		N/A		N/A		2.08%		2.16%		N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		(.44%	)	(.94%	)	N/A		N/A		N/A		(1.24%	)	(1.69%	)	N/A		N/A		N/A		(1.21%	)	(1.69%	)	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
N/A = Not Applicable.

28

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Mid Cap Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Mid Cap Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Mid Cap Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GF PRO 7/08

MUTUAL FUND Van Kampen Mid Cap Growth Fund This Prospectus is dated July 31, 2008 CLASS I SHARES CLASS R SHARES

Van Kampen Mid Cap Growth Fund’s investment objective is to seek capital growth. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth sty le of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of medium-sized companies. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to

3

more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth over the long-term

•	Do not seek current income from their investment

•	Can withstand substantial volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class I Shares over the two calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –9.77%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class R Shares would have similar variability from year to year as shown in the preceding chart for the Class I Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class R Shares would be lower than the annual returns shown for the Fund’s Class I Shares because of differences in the expenses borne by each class of shares.

During the two-year period shown in the bar chart, the highest quarterly return for Class I Shares was 9.88% (for the quarter ended September 30, 2007) and the

4

lowest quarterly return for Class I Shares was –5.09% (for the quarter ended June 30, 2006).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell Midcap® Growth Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class R Shares will vary from the Class I Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Mid Cap Growth Fund — Class I Shares**
Return Before Taxes	22.71%	16.56%
Return After Taxes on Distributions	20.60%	15.16%
Return After Taxes on Distributions and Sale of Fund Shares	16.75%	14.05%
Russell Midcap® Growth Index*	11.43%	11.45%

Return information is provided since: (1) 8/12/05.

*	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

**	The Fund commenced offering Class R Shares on July 15, 2008 and thus, does not have a full calendar year of return information to report for Class R Shares. The returns shown in the Comparative Performance chart are for the Class I Shares of the Fund. The annual returns for the Fund’s Class R Shares would be substantially similar to those shown for Class I Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the annual returns of Class R Shares will be lower than the annual returns for Class I Shares because of the differences in expenses borne by each class of shares. Return information for the Fund’s Class R Shares will be shown in future prospectuses offering the Fund’s Class I Shares and Class R Shares after the Fund’s Class R Shares have a full calendar year of return information to report.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class R
	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fee(1)	2.00%	2.00%

Exchange fee(1)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008, except as noted below)

Management fees	0.70%	0.70%

Distribution and/or service (12b-1) fees(2)	None	0.50%

Other expenses(3)	0.28%	0.28%

Total annual fund operating expenses	0.98%	1.48%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(2)	Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”

(3)	Class R Shares’ “other expenses” are estimated for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$100	$312	$542	$1,201

Class R Shares	$151	$468	$808	$1,768

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund’s investment objective. The Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund’s investment adviser believes have long-term growth potential. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.

6

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap® Index (which consists of companies in the capitalization range of $755 million to $20.5 billion as of June 30, 2008). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, rights or warrants to purchase equity securities and debt securities.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt securities. The Fund also may invest in debt securities of various maturities considered “investment grade” at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor’s (“S&P”) or rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt

7

securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of

8

foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their

9

purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

10

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.70% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Growth team. The Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Fund in 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Fund in 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in 2005. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in September 2007.

Mr. Lynch is the lead manager of the Fund and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

11

Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Shares institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share of each class of the Fund’s shares. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on

12

the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by

13

authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I Share participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange,

14

the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.

15

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net

16

capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were

17

not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

18

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

			August 12, 2005
			(Commencement
	Year Ended March 31,		of Operations) to
Class I Shares	2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$26.80	$27.30	$24.01

Net Investment Income/Loss (a)	.04	.01	(.08)
Net Realized and Unrealized Gain	1.48	.86	4.09

Total from Investment Operations	1.52	.87	4.01
Less Distributions from Net Realized Gain	3.06	1.37	.72

Net Asset Value, End of the Period	$25.26	$26.80	$27.30

Total Return (b)	4.12%	3.28%	16.93% *
Net Assets at End of the Period (In millions)	$89.4	$10.2	$2.9
Ratio of Expenses to Average Net Assets	.98%	1.02%	1.07%
Ratio of Net Investment Income/Loss to Average Net Assets	.14%	.05%	(.48% )
Portfolio Turnover	60%	61%	86%

*	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Mid Cap Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Mid Cap Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Mid Cap Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
CLASS R SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
GF PRO IR 7/08

MUTUAL FUNDS Van Kampen Small Cap Growth Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Small Cap Growth Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

The Fund’s investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund’s investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Fund’s investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund’s investment adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund’s portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund’s shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their

3

earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Do not seek current income from their investment

•	Are willing to take on the increased risks of investing in smaller companies

•	Can withstand substantial volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have

4

been lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –9.28%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.82% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was –31.42% (for the quarter ended March 31, 2001).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell 2000® Growth Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

5

(before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Since
December 31, 2007	1 Year	5 Years	Inception(1)

Van Kampen Small Cap Growth Fund — Class A Shares
Return Before Taxes	14.25%	19.76%	2.44%
Return After Taxes on Distributions	12.85%	19.47%	2.26%
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	17.46%	2.05%
Russell 2000® Growth Index*	7.05%	16.50%	3.87%

Van Kampen Small Cap Growth Fund — Class B Shares
Return Before Taxes	15.33%	20.14%	2.56%
Russell 2000® Growth Index*	7.05%	16.50%	3.87%

Van Kampen Small Cap Growth Fund — Class C Shares
Return Before Taxes	19.35%	20.27%	2.54%
Russell 2000® Growth Index*	7.05%	16.50%	3.87%

Return information is provided since: (1) 11/27/00.

*	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.80%		0.80%		0.80%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses	0.33%		0.34%		0.34%

Total annual fund operating expenses	1.38%		2.14%		2.14%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”

6

(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$707	$987	$1,287	$2,137

Class B Shares	$717	$970	$1,299	$2,279 *

Class C Shares	$317	$670	$1,149	$2,472

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$707	$987	$1,287	$2,137

Class B Shares	$217	$670	$1,149	$2,279 *

Class C Shares	$217	$670	$1,149	$2,472

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund’s objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund’s investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund’s investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund’s investment adviser believes that

7

stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Fund’s investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund’s investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small companies by reference to those companies up to the capitalization range of companies represented in the Russell 2000® Index for the past two years (which consists of companies up to the capitalization range of approximately $3.9 billion as of June 30, 2008). Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund’s investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund’s assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund’s investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. The Fund’s investment adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company’s operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular

8

industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund’s assets, the Fund’s investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its

9

proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic

10

Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possible greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the

11

Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.80%

Next $500 million	0.75%

Over $1 billion	0.70%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.80% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Small Cap Growth Team. The Small Cap Growth Team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Matthew Hart, an Executive Director of the Adviser, and Justin A. Speer, a Senior Associate of the Adviser.

Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in 2000. Mr. Speer has been associated with the Adviser in an investment management capacity since May 2008 and began managing the Fund in May 2008. Prior to May 2008, Mr. Speer worked as an equity research analyst at Credit Suisse.

12

Mr. Hart is the lead manager of the Fund and Mr. Speer is a co-portfolio manager. Mr. Hart is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

13

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

14

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state

15

tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	*

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

16

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund

17

reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

18

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

19

0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a

20

shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

21

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or

22

other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

23

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

24

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

25

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to

26

shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

27

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

28

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares									Class B Shares									Class C Shares
	Year Ended March 31,									Year Ended March 31,									Year Ended March 31,
	2008		2007	2006		2005		2004		2008		2007	2006		2005		2004		2008		2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.70		$10.80	$7.98		$7.11		$4.73		$10.22		$10.39	$7.74		$6.95		$4.65		$10.21		$10.38	$7.73		$6.94		$4.65

Net Investment Loss(a)	(0.10)		(0.09)	(0.10)		(0.09)		(0.08)		(0.18)		(0.16)	(0.16)		(0.14)		(0.13)		(0.18)		(0.16)	(0.16)		(0.14)		(0.13)
Net Realized and Unrealized Gain/Loss	0.29		(0.01)	2.92		0.96		2.46		0.29		(0.01)	2.81		0.93		2.43		0.29		(0.01)	2.81		0.93		2.42

Total from Investment Operations	0.19		(0.10)	2.82		0.87		2.38		0.11		(0.17)	2.65		0.79		2.30		0.11		(0.17)	2.65		0.79		2.29

Less Distributions from Net Realized Gain	0.74		-0-	-0-		-0-		-0-		0.74		-0-	-0-		-0-		-0-		0.74		-0-	-0-		-0-		-0-

Net Asset Value, End of the Period	$10.15		$10.70	$10.80		$7.98		$7.11		$9.59		$10.22	$10.39		$7.74		$6.95		$9.58		$10.21	$10.38		$7.73		$6.94

Total Return*	0.79%	(b)	–0.83% (b)	35.21%	(b)	12.08%	(b)	50.53%	(b)	0.03%	(c)	–1.64% (c)	34.24%	(c)	11.37%	(c)	49.46%	(c)	0.03%	(d)	–1.64% (d)	34.28%	(d)	11.22%	(d)	49.46%	(d)
Net Assets at End of the Period (In millions)	$317.6		$226.6	$146.9		$57.2		$47.2		$42.7		$50.6	$59.1		$43.7		$42.9		$42.4		$31.7	$28.0		$16.3		$18.3
Ratio of Expenses to Average Net Assets* (e)	1.38%		1.47%	1.61%		1.60%		1.60%		2.14%		2.22%	2.36%		2.35%		2.35%		2.14%		2.22%	2.36%		2.35%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(0.92%	)	(.92% )	(1.06%	)	(1.15%	)	(1.30%	)	(1.68%	)	(1.68% )	(1.83%	)	(1.91%	)	(2.06%	)	(1.67%	)	(1.68% )	(1.83%	)	(1.91%	)	(2.06%	)
Portfolio Turnover	194%		321%	277%		281%		332%		194%		321%	277%		281%		332%		194%		321%	277%		281%		332%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	N/A		N/A	1.63%		1.74%		1.77%		N/A		N/A	2.39%		2.49%		2.52%		N/A		N/A	2.39%		2.49%		2.52%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	(1.09%	)	(1.29%	)	(1.47%	)	N/A		N/A	(1.86%	)	(2.05%	)	(2.23%	)	N/A		N/A	(1.86%	)	(2.05%	)	(2.23%	)

N/A = Not Applicable

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

29

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site www.vankampen.com
•	FundInfo® Automated Telephone System 800-847-2424
•	Van Kampen Investments 800-421-5666

Van Kampen Small Cap Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Small Cap Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Small Cap Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
SCG PRO 7/08

MUTUAL FUNDS Van Kampen Small Cap Growth Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Small Cap Growth Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation.

The Fund’s investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund’s investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Fund’s investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund’s investment adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund’s portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund’s shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their

3

earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Do not seek current income from their investment

•	Are willing to take on the increased risks of investing in smaller companies

•	Can withstand substantial volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund’s Class I Shares over the past calendar year prior to the date of this Prospectus. Remember that

4

past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –9.15%. As a result of market activity, current performance may vary from the figures shown.

During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 8.94% (for the quarter ended June 30, 2007) and the lowest quarterly return for Class I Shares was 1.45% (for the quarter ended December 31, 2007).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell 2000® Growth Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Small Cap Growth Fund — Class I Shares
Return Before Taxes	21.53%	13.10%
Return After Taxes on Distributions	20.04%	12.38%
Return After Taxes on Distributions and Sale of Fund Shares	14.99%	11.02%
Russell 2000® Growth Index*	7.05%	5.93%

Return information is provided since: (1) 2/2/06.

*	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.80%

Other expenses	0.34%

Total annual fund operating expenses	1.14%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$116	$362	$628	$1,386

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund’s objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund’s investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund’s investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund’s investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Fund’s investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund’s investment adviser expects that many of the companies in which the Fund invests may,

6

at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small companies by reference to those companies up to the capitalization range of companies represented in the Russell 2000® Index for the past two years (which consists of companies up to the capitalization range of approximately $3.9 billion as of June 30, 2008). Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund’s investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund’s assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund’s investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. The Fund’s investment adviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company’s operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund’s assets, the Fund’s investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a

7

pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the

8

imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the

9

underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possible greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor

10

accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.80%

Next $500 million	0.75%

Over $1 billion	0.70%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.80% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Small Cap Growth Team. The Small Cap Growth Team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Matthew Hart, an Executive Director of the Adviser, and Justin A. Speer, a Senior Associate of the Adviser.

Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in 2000. Mr. Speer has been associated with the Adviser in an investment management capacity since May 2008 and began managing the Fund in May 2008. Prior to May 2008, Mr. Speer worked as an equity research analyst at Credit Suisse.

Mr. Hart is the lead manager of the Fund and Mr. Speer is a co-portfolio manager. Mr. Hart is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

11

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which

12

the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges

13

or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by

14

Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

15

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month

16

and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

17

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

18

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

				February 2, 2006
	Year Ended			(Commencement
	March 31,			of Operations) to
Class I Shares	2008		2007	March 31, 2006

Net Asset Value, Beginning of the Period	$10.74		$10.80	$10.00

Net Investment Loss (a)	(0.07)		(0.07)	(0.01)
Net Realized and Unrealized Gain	0.27		0.01	0.81

Total from Investment Operations	0.20		(0.06)	0.80

Less Distributions from Net Realized Gain	0.74		-0-	-0-
Net Asset Value, End of the Period	$10.20		$10.74	$10.80

Total Return* (b)	0.88%		–0.56%	8.00% **
Net Assets at End of the Period (In millions)	$81.0		$15.5	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.14%		1.22%	1.36%
Ratio of Net Investment Loss to Average Net Assets*	(0.63%	)	(0.67% )	(0.68% )
Portfolio Turnover	194%		321%	277%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A	1.42%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	(0.75% )

**	Non-Annualized

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.
N/A = Not Applicable

19

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Small Cap Growth Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Small Cap Growth Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Small Cap Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
SCG PRO I 7/08

MUTUAL FUNDS Van Kampen Small Cap Value Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Small Cap Value Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued. The Fund’s investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund’s investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund uses a bottom up approach that focuses on individual stock selection over economic and industry trends. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital appreciation potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting,

3

differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Do not seek current income from their investment

•	Are willing to take on the increased risks of investing in smaller-sized, less established companies

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –7.80%. As a

4

result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 19.49% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was –20.04% (for the quarter ended September 30, 2002).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell 2000® Value Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Since
December 31, 2007	1 Year	5 years	Inception(1)

Van Kampen Small Cap Value Fund — Class A Shares
Return Before Taxes	–5.99%	15.62%	11.01%
Return After Taxes on Distributions	–7.63%	14.04%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares	–2.34%	13.59%	9.50%
Russell 2000® Value Index*	–9.78%	15.80%	11.08%

Van Kampen Small Cap Value Fund — Class B Shares
Return Before Taxes	–5.23%	16.02%	10.98%**
Russell 2000® Value Index*	–9.78%	15.80%	11.08%

Van Kampen Small Cap Value Fund — Class C Shares
Return Before Taxes	–1.87%	16.15%	10.95%
Russell 2000® Value Index*	–9.78%	15.80%	11.08%

Return information is provided since: (1) 6/21/99.

*	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

**	The Since Inception performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.67%		0.67%		0.67%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00% (8)

Other expenses	0.37%		0.37%		0.37%

Total annual fund operating expenses	1.29%		2.04%		2.04%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — C lass A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$699	$960	$1,242	$2,042

Class B Shares	$707	$940	$1,248	$2,176 *

Class C Shares	$307	$640	$1,098	$2,369

6

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$699	$960	$1,242	$2,042

Class B Shares	$207	$640	$1,098	$2,176 *

Class C Shares	$207	$640	$1,098	$2,369

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund’s investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small capitalization companies by reference to those companies having market capitalizations of up to the greater of $2 billion or the high end of the range of companies represented in the Russell 2000® Index, a small capitalization company index (which consists of U.S. companies in the market capitalization range of up to $3.9 billion as of June 30, 2008). Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued with characteristics that might lead to improved valuation relative to other companies. The catalyst for improved valuations could include, among other things, changes in management, new product introductions or new industry regulations. Stocks of different types, such as value or growth stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of funds. The Fund’s investment adviser uses a bottom-up investment approach, seeking attractive valuations and growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.

7

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned companies and companies with special circumstances such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and companies with special circumstances often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected significant fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. The Fund’s investment adviser generally sells a security when it believes such security has become overvalued or the company shows deteriorating fundamentals. Other factors may include changes in the relative market performance or appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the

8

underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased trans action costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in

9

foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage

10

commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.670%

Next $500 million	0.645%

Over $1 billion	0.620%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.67% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’

11

approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Small/Mid-Cap Value team. The Small/Mid-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Richard Glass, a Managing Director of the Adviser, and Alexander Yaggy, an Executive Director of the Adviser.

Mr. Glass has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 2001. Mr. Yaggy has been associated with the Adviser as a small/mid cap research analyst since July 2004 and began managing the Fund in March 2006. Mr. Yaggy was a senior analyst at Neuberger Berman from 1996 to June 2004.

Mr. Glass is the lead manager of the Fund. Members of the team collaborate on ideas to manage the Fund’s portfolio. Mr. Glass is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio

12

securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”)

13

and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286 or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular

14

accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

15

**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase

16

additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the

17

plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code, that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

18

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the

19

death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site

20

at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be

21

guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The

22

Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services, or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information

23

is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the

24

exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no

25

assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying

26

their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

27

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares									Class B Shares										Class C Shares
	Year Ended March 31,									Year Ended March 31,										Year Ended March 31,
	2008	2007		2006		2005		2004		2008		2007		2006		2005		2004		2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$17.57	$18.23		$17.17		$16.28		$10.62		$16.35		$17.30		$16.53		$15.81		$10.39		$16.38	$17.33		$16.55		$15.83		$10.40

Net Investment Income/Loss(a)	(0.03)	(0.03)		(0.03)		(0.05)		(0.07)		(0.11)		(0.16)		(0.12)		(0.17)		(0.17)		(0.15)	(0.16)		(0.11)		(0.16)		(0.17)
Net Realized and Unrealized Gain/Loss	(1.49)	2.91		3.52		1.52		5.73		(1.36)		2.75		3.38		1.47		5.59		(1.36)	2.75		3.38		1.46		5.60

Total from Investment Operations	(1.52)	2.88		3.55		1.47		5.66		(1.47)		2.59		3.26		1.30		5.42		(1.51)	2.59		3.27		1.30		5.43
Less Distributions from Net Realized Gain	1.64	3.54		2.49		0.58		-0-		1.64		3.54		2.49		0.58		-0-		1.64	3.54		2.49		0.58		-0-

Net Asset Value, End of the Period	$14.41	$17.57		$18.23		$17.17		$16.28		$13.24		$16.35		$17.30		$16.53		$15.81		$13.23	$16.38		$17.33		$16.55		$15.83

Total Return*	–9.31% (b)	16.70%	(b)	22.13%	(b)	9.12%	(b)	53.30%	(b)	–9.64%	(c)(e)	15.81%	(c)	21.19%	(c)	8.31%	(c)	52.17%	(c)	–9.95% (d)	15.78%	(d)(e)	21.23%	(d)(e)	8.30%	(d)(e)	52.21%	(d)
Net Assets at End of the Period (In millions)	$248.2	$192.7		$154.4		$202.2		$204.8		$78.6		$115.1		$116.4		$131.4		$135.0		$64.5	$42.7		$36.7		$38.0		$43.7
Ratio of Expenses to Average Net Assets*	1.29%	1.32%		1.38%		1.45%		1.50%		1.73%	(e)	2.08%		2.15%		2.21%		2.25%		2.04%	2.07%	(e)	2.12%	(e)	2.16%	(e)	2.25%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.21% )	(0.16%	)	0.14%		(0.30%	)	(0.49%	)	(0.68%	)(e)	(0.92%	)	(0.70%	)	(1.06%	)	(1.24%	)	(0.95% )	(0.91%	)(e)	(0.67%	)(e)	(1.01%	)(e)	(1.24%	)
Portfolio Turnover	46%	53%		40%		40%		48%		46%		53%		40%		40%		48%		46%	53%		40%		40%		48%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A		N/A		N/A		1.50%		N/A		N/A		N/A		N/A		2.25%		N/A	N/A		N/A		N/A		2.25%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A		N/A		(0.49%	)	N/A		N/A		N/A		N/A		(1.24%	)	N/A	N/A		N/A		N/A		(1.24%	)

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
N/A = Not Applicable

28

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Small Cap Value Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Small Cap Value Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Value Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Small Cap Value Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
SCV PRO 7/08

MUTUAL FUNDS Van Kampen Small Cap Value Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Small Cap Value Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued. The Fund’s investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund’s investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund uses a bottom up approach that focuses on individual stock selection over economic and industry trends. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital appreciation potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Risks of small capitalization companies. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting,

3

differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Do not seek current income from their investment

•	Are willing to take on the increased risks of investing in smaller-sized, less established companies

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class I Shares over the two calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –7.74%. As a result

4

of market activity, current performance may vary from the figures shown.

During the two-year period shown in the bar chart, the highest quarterly return for Class I Shares was 11.85% (for the quarter ended December 31, 2006) and the lowest quarterly return for Class I Shares was –6.42% (for the quarter ended December 31, 2007).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell 2000® Value Index*, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Small Cap Value Fund — Class I Shares
Return Before Taxes	–0.03%	10.36%
Return After Taxes on Distributions	–1.76%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares	1.61%	8.62%
Russell 2000® Value Index*	–9.78%	5.25%

Return information is provided since: (1) 8/12/05.

*	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

5

Class I
Shares

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.67%

Other expenses	0.39%

Total annual fund operating expenses	1.06%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$108	$337	$585	$1,294

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund’s investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
The Fund’s investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund’s investment adviser believes are undervalued. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund’s investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund’s policy in the foregoing sentence may be changed by the Fund’s Board of Trustees, but no change is anticipated; if the Fund’s policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund’s investment adviser generally defines small capitalization companies by reference to those companies having market capitalizations of up to the greater of $2 billion or the high end of the range of companies represented in the Russell 2000® Index, a small capitalization company index (which consists of U.S. companies in the market capitalization range of up to $3.9 billion as of June 30, 2008). Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The

6

securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued with characteristics that might lead to improved valuation relative to other companies. The catalyst for improved valuations could include, among other things, changes in management, new product introductions or new industry regulations. Stocks of different types, such as value or growth stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of funds. The Fund’s investment adviser uses a bottom-up investment approach, seeking attractive valuations and growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned companies and companies with special circumstances such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and companies with special circumstances often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected significant fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. The Fund’s investment adviser generally sells a security when it believes such security has become overvalued or the company shows deteriorating fundamentals. Other factors may include changes in the relative market performance or appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate

7

directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are

8

subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on

9

temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.670%

Next $500 million	0.645%

Over $1 billion	0.620%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.67% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the

10

Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Small/Mid-Cap Value team. The Small/Mid-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Richard Glass, a Managing Director of the Adviser, and Alexander Yaggy, an Executive Director of the Adviser.

Mr. Glass has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 2001. Mr. Yaggy has been associated with the Adviser as a small/mid cap research analyst since July 2004 and began managing the Fund in March 2006. Mr. Yaggy was a senior analyst at Neuberger Berman from 1996 to June 2004.

Mr. Glass is the lead manager of the Fund. Members of the team collaborate on ideas to manage the Fund’s portfolio. Mr. Glass is responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the

11

Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent,

12

Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

13

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment

14

program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries,

15

such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is

16

(i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

17

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

			August 12, 2005
	Year Ended		(Commencement
	March 31,		of Operations) to
Class I Shares	2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$17.66	$18.26	$18.68

Net Investment Income/Loss (a)	0.02	0.01	(0.01)
Net Realized and Unrealized Gain/Loss	(1.51)	2.93	2.08

Total from Investment Operations	(1.49)	2.94	2.07
Less Distributions from Net Realized Gain	1.64	3.54	2.49

Net Asset Value, End of the Period	$14.53	$17.66	$18.26

Total Return (b)	−9.03%	16.96%	12.42% *
Net Assets at End of the Period (In millions)	$34.5	$8.8	$9.8
Ratio of Expenses to Average Net Assets	1.06%	1.07%	1.13%
Ratio of Net Investment Income/Loss to Average Net Assets	0.12%	0.08%	(0.11% )
Portfolio Turnover	46%	53%	40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Small Cap Value Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Small Cap Value Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Value Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Small Cap Value Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
SCV PRO I 7/08

MUTUAL FUNDS Van Kampen Utility Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Utility Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund’s investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund’s investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund’s investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered “investment-grade” quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as “junk bonds” and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

Risks of investing in a utilities industry-concentrated fund. Because of the Fund’s policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to

3

review and limitations by utilities’ regulatory commissions which may directly impact utility companies’ growth and distributions.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. “Noninvestment grade” securities are considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

Income risk. The ability of the Fund’s common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund’s debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Seek current income

•	Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

•	Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been

4

lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –4.37%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.08% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was –16.68% (for the quarter ended September 30, 2002).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Standard & Poor’s 500® Utilities Index* and the Standard & Poor’s 500® Index**, two indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

5

(before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Past
December 31, 2007	1 Year	5 Years	10 Years

Van Kampen Utility Fund — Class A Shares
Return Before Taxes	11.31%	16.72%	8.50%
Return After Taxes on Distributions	11.03%	16.14%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	7.68%	14.51%	6.88%
Standard & Poor’s 500® Utilities Index*	19.38%	21.50%	7.76%
Standard & Poor’s 500® Index**	5.49%	12.83%	5.91%

Van Kampen Utility Fund — Class B Shares
Return Before Taxes	13.26%	17.07%	8.48% ***
Standard & Poor’s 500® Utilities Index*	19.38%	21.50%	7.76%
Standard & Poor’s 500® Index**	5.49%	12.83%	5.91%

Van Kampen Utility Fund — Class C Shares
Return Before Taxes	16.22%	17.24%	8.33%
Standard & Poor’s 500® Utilities Index*	19.38%	21.50%	7.76%
Standard & Poor’s 500® Index**	5.49%	12.83%	5.91%

*	The Standard & Poor’s 500® Utilities Index is an unmanaged index that reflects the general performance of utility stocks.
**	The Standard & Poor’s 500® Index is a broad-based, market-value weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.
***	The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See “Purchase of Shares.”

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	4.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.65%		0.65%		0.65%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses	0.31%		0.31%		0.31%

Total annual fund operating expenses	1.21%		1.96%		1.96%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”

6

(3)	The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:
Year 1–4.00%
Year 2–3.75%
Year 3–3.50%
Year 4–2.50%
Year 5–1.50%
Year 6–1.00%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$691	$937	$1,202	$1,957

Class B Shares	$599	$965	$1,207	$2,091 *

Class C Shares	$299	$615	$1,057	$2,285

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$691	$937	$1,202	$1,957

Class B Shares	$199	$615	$1,057	$2,091 *

Class C Shares	$199	$615	$1,057	$2,285

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

•	The Fund’s investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund’s total assets in the securities of such companies.

•	Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

7

•	The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor’s (“S&P”) or rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by any other nationally recognized statistical rating organization (“NRSRO”). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody’s or comparably rated by any other NRSRO or unrated securities determined by the Fund’s investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as “junk bonds” and are regarded by S&P and Moody’s as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

•	The Fund may invest up to 35% of its total assets in securities of foreign issuers.

In selecting securities for investment, the Fund’s investment adviser considers the fundamental and quantitative research of affiliated and unaffiliated research providers as well as its own research. The investment adviser uses a proprietary, systematic investment process to incorporate this research in the construction of a portfolio that the investment adviser believes offers attractive capital appreciation and current income potential with an acceptable level of risk. The Fund’s investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund’s investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy, (ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities’ regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Gas utilities may be adversely affected by supply conditions and increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility

8

company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies’ earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund’s policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to the utilities industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than

9

do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt securities. The Fund also may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities rated investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody’s or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody’s are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see the appendix to the Fund’s Statement of Additional Information. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See “Risk of Investing in Lower-Grade Debt Securities” below.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 35% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

10

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Risk of Investing in
Lower-Grade Debt Securities
Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody’s or comparably rated by any other NRSRO or, if unrated, believed by the Fund’s investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as “junk bonds” and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody’s as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete description of securities ratings, see the appendix to the Fund’s Statement of Additional Information.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security in a timely manner more difficult, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

11

Understanding
Quality Ratings
Securities ratings are based on the issuer’s ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered “investment grade,” while those with ratings below the bold line are regarded as “noninvestment grade,” or “junk bonds.”

S&P	Moody’s	Meaning

AAA	Aaa	Highest quality

AA	Aa	High quality

A	A	Above-average grade

BBB	Baa	Average grade

BB	Ba	Below-average grade

B	B	Marginal grade

CCC	Caa	Poor grade

CC	Ca	Highly speculative

C	C	Lowest grade

D	—	In default

For further information regarding investing in lower-grade securities, see the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase

12

price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.65%

Next $500 million	0.60%

Over $1 billion	0.55%

13

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.65% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Quantitative and Structured Solutions team. The Quantitative and Structured Solutions team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Michael Nolan, a Managing Director of the Adviser, and Arthur Robb, a Vice President of the Adviser.

Mr. Nolan has been associated with the Adviser in an investment management capacity since November 2005 and began managing the Fund in June 2008. Prior to November 2005, Mr. Nolan was responsible for Morgan Stanley & Company’s collateralized debt obligation business in Europe. Mr. Robb has been associated with the Adviser in an investment management capacity since July 2007 and began managing the Fund in June 2008. Prior to July 2007, Mr. Robb was a vice president of financial modeling at CIFG and vice president of analytics at Integrated Finance.

Mr. Nolan is the lead manager of the Fund and Mr. Robb is a co-portfolio manager of the Fund. Members of the team collaborate to manage the assets of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of

14

redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has

15

adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees,

16

record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your

17

name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of

18

the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such

19

purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended, that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

20

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	4.00%

Second	3.75%

Third	3.50%

Fourth	2.50%

Fifth	1.50%

Sixth	1.00%

Seventh and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market

21

value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must

22

be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market

23

timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the

24

privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan,

25

please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on

26

such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such

27

frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services—Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as

28

capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

29

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares									Class B Shares									Class C Shares
	Year Ended March 31,									Year Ended March 31,									Year Ended March 31,
	2008	2007		2006		2005		2004		2008	2007		2006		2005		2004		2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$23.86	$18.90		$17.15		$15.04		$12.12		$23.76	$18.85		$17.13		$15.03		$12.12		$23.75	$18.85		$17.13		$15.02		$12.12

Net Investment Income(a)	.40	.31		.33		.45		.48		.22	.15		.18		.33		.37		.22	.15		.18		.33		.37
Net Realized and Unrealized Gain/Loss	(1.03)	5.15		1.94		2.27		2.89		(1.03)	5.14		1.94		2.26		2.88		(1.03)	5.13		1.94		2.27		2.87

Total from Investment Operations	(0.63)	5.46		2.27		2.72		3.37		(0.81)	5.29		2.12		2.59		3.25		(0.81)	5.28		2.12		2.60		3.24
Less Distributions from Net Investment Income	0.36	.50		.52		.61		.45		.18	.38		.40		.49		.34		.18	.38		.40		.49		.34

Net Asset Value, End of the Period	$22.87	$23.86		$18.90		$17.15		$15.04		$22.77	$23.76		$18.85		$17.13		$15.03		$22.76	$23.75		$18.85		$17.13		$15.02

Total Return	–2.71% (b)	29.30%	(b)	13.24%	(b)	18.45%	(b)	28.10%	(b)	–3.45% (c)	28.40%	(c)	12.39%	(c)	17.54%	(c)	27.05%	(c )	–3.46% (d)	28.34%	(d)	12.39%	(d)	17.61%	(d)	26.96%	(d)
Net Assets at End of the Period (In millions)	$156.1	$159.7		$130.2		$109.5		$98.7		$41.1	$47.5		$44.2		$42.8		$42.6		$16.8	$17.0		$15.0		$14.4		$13.9
Ratio of Expenses to Average Net Assets	1.21%	1.27%		1.30%		1.31%		1.33%		1.96%	2.03%		2.06%		2.07%		2.09%		1.96%	2.03%		2.06%		2.07%		2.09%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.50%		1.74%		2.89%		3.44%		.89%	.74%		.99%		2.13%		2.68%		.89%	.74%		.99%		2.13%		2.68%
Portfolio Turnover	36%	30%		46%		27%		27%		36%	30%		46%		27%		27%		36%	30%		46%		27%		27%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Utility Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Utility Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Utility Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Utility Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
UTLF PRO 7/08

MUTUAL FUNDS Van Kampen Utility Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Utility Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund’s investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund’s investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund’s investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered “investment-grade” quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as “junk bonds” and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

Risks of investing in a utilities industry-concentrated fund. Because of the Fund’s policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to

3

review and limitations by utilities’ regulatory commissions which may directly impact utility companies’ growth and distributions.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. “Noninvestment grade” securities are considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

Income risk. The ability of the Fund’s common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund’s debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital appreciation over the long-term

•	Seek current income

•	Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

•	Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of this Prospectus. Remember that

4

past performance of the Fund is not indicative of its future performance.

*	Class I Shares of the Fund have not commenced operations as of July 31, 2008 and therefore do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares’ sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund’s Class I Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund’s Class I Shares will be shown in future prospectuses offering the Fund’s Class I Shares after the Fund’s Class I Shares have a full calendar year of return information to report.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was -4.37%. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.08% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -16.68% (for the quarter ended September 30, 2002).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Standard & Poor’s 500® Utilities Index* and the Standard & Poor’s 500® Index**, two indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund. The Fund’s performance figures are for the Fund’s Class A Shares*** and include the maximum sales charges paid by investors on such Class A Shares. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

5

(before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Past
December 31, 2007	1 Year	5 Years	10 Years

Van Kampen Utility Fund — Class A Shares***
Return Before Taxes	11.31%	16.72%	8.50%
Return After Taxes on Distributions	11.03%	16.14%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	7.68%	14.51%	6.88%
Standard & Poor’s 500® Utilities Index*	19.38%	21.50%	7.76%
Standard & Poor’s 500® Index**	5.49%	12.83%	5.91%

*	The Standard & Poor’s 500® Utilities Index is an unmanaged index that reflects the general performance of utility stocks.
**	The Standard & Poor’s 500® Index is a broad-based, market-value weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

***	Class I Shares of the Fund have not commenced operations as of July 31, 2008 and therefore do not have a full calendar year of information to report. The returns shown in the Comparative Performance chart are for Class A Shares of the Fund (which are offered in a separate prospectus). Although all of the Fund’s shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund’s Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund’s Class I Shares will be shown in future prospectuses offering the Fund’s Class I Shares after the Fund’s Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008, except as noted below)

Management fees	0.65%

Other expenses(2)	0.31%

Total annual fund operating expenses	0.96%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(2)	“Other expenses” are estimated for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs

6

may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$98	$306	$531	$1,178

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

•	The Fund’s investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund’s total assets in the securities of such companies.

•	Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

•	The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor’s (“S&P”) or rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by any other nationally recognized statistical rating organization (“NRSRO”). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody’s or comparably rated by any other NRSRO or unrated securities determined by the Fund’s investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as “junk bonds” and are regarded by S&P and Moody’s as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

•	The Fund may invest up to 35% of its total assets in securities of foreign issuers.

In selecting securities for investment, the Fund’s investment adviser considers the fundamental and quantitative research of affiliated and unaffiliated research providers as well as its own research. The investment adviser uses a proprietary, systematic investment process to incorporate this research in the construction of a portfolio that the investment adviser believes offers attractive capital appreciation and current income potential with an acceptable level of risk. The Fund’s investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund’s investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy, (ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities’ regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and

7

thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Gas utilities may be adversely affected by supply conditions and increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies’ earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies’ earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund’s policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to the utilities industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock

8

usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Debt securities. The Fund also may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities rated investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody’s or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody’s are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see the appendix to the Fund’s Statement of Additional Information. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See “Risk of Investing in Lower-Grade Debt Securities” below.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 35% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers.

9

These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Risk of Investing in
Lower-Grade Debt Securities
Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody’s or comparably rated by any other NRSRO or, if unrated, believed by the Fund’s investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as “junk bonds” and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody’s as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete

10

description of securities ratings, see the appendix to the Fund’s Statement of Additional Information.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security in a timely manner more difficult, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Understanding
Quality Ratings
Securities ratings are based on the issuer’s ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered “investment grade,” while those with ratings below the bold line are regarded as “noninvestment grade,” or “junk bonds.”

S&P	Moody’s	Meaning

AAA	Aaa	Highest quality

AA	Aa	High quality

A	A	Above-average grade

BBB	Baa	Average grade

BB	Ba	Below-average grade

B	B	Marginal grade

CCC	Caa	Poor grade

CC	Ca	Highly speculative

C	C	Lowest grade

D	—	In default

For further information regarding investing in lower-grade securities, see the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

11

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and in investment grade corporate

12

debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.65%

Next $500 million	0.60%

Over $1 billion	0.55%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.65% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management.
The Fund is managed by members of the Adviser’s Quantitative and Structured Solutions team. The Quantitative and Structured Solutions team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Michael Nolan, a Managing Director of the Adviser, and Arthur Robb, a Vice President of the Adviser.

Mr. Nolan has been associated with the Adviser in an investment management capacity since November 2005

13

and began managing the Fund in June 2008. Prior to November 2005, Mr. Nolan was responsible for Morgan Stanley & Company’s collateralized debt obligation business in Europe. Mr. Robb has been associated with the Adviser in an investment management capacity since July 2007 and began managing the Fund in June 2008. Prior to July 2007, Mr. Robb was a vice president of financial modeling at CIFG and vice president of analytics at Integrated Finance.

Mr. Nolan is the lead manager of the Fund and Mr. Robb is a co-portfolio manager of the Fund. Members of the team collaborate to manage the assets of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a

14

securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are

15

priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made

16

(i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined

17

net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions

18

will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding

19

the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

20

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Utility Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Utility Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Utility Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Utility Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
UTLF PRO I 7/08

MUTUAL FUNDS Van Kampen Value Opportunities Fund This Prospectus is dated July 31, 2008 CLASS A SHARES CLASS B SHARES CLASS C SHARES

Van Kampen Value Opportunities Fund’s investment objective is to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund’s investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change. The Fund may invest in companies of any size.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a value style of investing. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, as a result of the Fund’s stock selection process, a significant portion of the Fund’s assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples

3

of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth and income over the long-term

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class A Shares was –22.72%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund’s Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund’s shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund’s Class A Shares because of differences in the expenses borne by each class of shares.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 20.91% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was –20.48% (for the quarter ended September 30, 2002).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Russell 1000® Value Index* and Standard & Poor’s 500® Index**. The Fund’s performance figures include the maximum sales charges paid by investors. The indices performance

4

figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares and Class C Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Past	Since
December 31, 2007	1 Year	5 Years	Inception(1)

Van Kampen Value Opportunities Fund — Class A Shares
Return Before Taxes	–10.74%	12.01%	5.29%
Return After Taxes on Distributions	–11.95%	11.01%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	–5.28%	10.39%	4.43%
Russell 1000® Value Index*	–0.17%	14.63%	7.55%
Standard & Poor’s 500® Index**	5.49%	12.83%	4.74%

Van Kampen Value Opportunities Fund — Class B Shares
Return Before Taxes	–10.29%	12.34%	5.46%
Russell 1000® Value Index*	–0.17%	14.63%	7.55%
Standard & Poor’s 500® Index**	5.49%	12.83%	4.74%

Van Kampen Value Opportunities Fund — Class C Shares
Return Before Taxes	–6.85%	12.53%	5.46%
Russell 1000® Value Index*	–0.17%	14.63%	7.55%
Standard & Poor’s 500® Index**	5.49%	12.83%	4.74%

Return information is provided since: (1) 6/25/01.

*	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

**	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

5

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	(1)	None		None

Maximum deferred sales charge (load)(as a percentage of the lesser of original purchase price or redemption proceeds)	None	(2)	5.00%	(3)	1.00%	(4)

Maximum sales charge (load) imposed on reinvested dividends	None		None		None

Redemption fee(5)	2.00%		2.00%		2.00%

Exchange fee(5)	2.00%		2.00%		2.00%

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr		$12/yr		$12/yr

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.75%		0.75%		0.75%

Distribution and/or service (12b-1) fees(7)	0.25%		1.00%	(8)	1.00%	(8)

Other expenses	0.28%		0.29%		0.29%

Total annual fund operating expenses	1.28%		2.04%		2.04%

(1)	Reduced for purchases of $50,000 and over. See “Purchase of Shares — Class A Shares.”
(2)	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See “Purchase of Shares — Class A Shares.”
(3)	The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
Year 1–5.00%
Year 2–4.00%
Year 3–3.00%
Year 4–2.50%
Year 5–1.50%
After–None

See “Purchase of Shares — Class B Shares.”
(4)	The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See “Purchase of Shares — Class C Shares.”
(5)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

(6)	See “Purchase of Shares — How to Buy Shares” for a description of the fee, including exceptions.

(7)	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See “Purchase of Shares.”
(8)	While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$698	$958	$1,237	$2,031

Class B Shares	$707	$940	$1,248	$2,174 *

Class C Shares	$307	$640	$1,098	$2,369

6

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$698	$958	$1,237	$2,031

Class B Shares	$207	$640	$1,098	$2,174 *

Class C Shares	$207	$640	$1,098	$2,369

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. The Fund’s investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund’s style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to the risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. Such factors include changes in the company’s operations or relative market performance, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund’s assets, the Fund’s investment adviser may sell a portion of the position held.

7

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies

8

other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the

9

Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of banks, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

10

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.75% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fun d. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jason S. Leder, B. Robert Baker, Jr. and Kevin C. Holt, each a Managing Director of the Adviser, James N. Warwick, an Executive Director of the Adviser, and Devin E. Armstrong, a Vice President of the Adviser.

Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and began managing the Fund in 2001. Mr. Baker has been associated with the Adviser in an investment capacity since 1991 and began managing the Fund in 2001. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 2001. Mr. Warwick has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and

11

began managing the Fund in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School.

Mr. Leder is the lead manager of the Fund and Messrs. Baker, Holt, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Messrs. Baker and Leder are responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class’s distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In

12

cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Distribution Plan and Service Plan
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund also has adopted a service plan (the “Service Plan”) with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by

13

selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund’s shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of

14

additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts, (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) conversions of Class B Shares to Class A Shares, and (iv) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with the Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan, (vii) accounts falling below $750 due to automatic conversions of Class B Shares into Class A Shares and (viii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

Class A Shares
Sales Charge Schedule*

	As % of	As % of
Size of	Offering	Net Amount
Investment	Price	Invested

Less than $50,000	5.75%	6.10%

$50,000 but less than $100,000	4.75%	4.99%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.75%	2.83%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 or more	**	**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.
**	No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

15

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class A Shares
Quantity Discounts
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

Volume discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative purchase discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

16

Class A Shares
Purchase Programs
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with certain unit investment trust reinvestment program repurchases and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor as described below. The Fund reserves the right to modify or terminate these arrangements at any time.

Unit investment trust reinvestment program. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

Net asset value purchase options. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

(i)	the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least

17

$1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(8)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

(9)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Distributor.

(10)	Unit investment trusts sponsored by the Distributor or its affiliates.

The term “families” includes a person’s spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Class B Shares
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

Class B Shares
Sales Charge Schedule

Contingent Deferred
Sales Charge
as a Percentage of
Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%

Second	4.00%

Third	3.00%

Fourth	2.50%

Fifth	1.50%

Sixth and After	None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

18

0.25% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Conversion feature. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund’s dividends or capital gain dividends constituting “preferential dividends” under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

Class C Shares
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder’s account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see “Other Purchase Programs” herein.

Waiver of Contingent
Deferred Sales Charge
The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account (“IRA”) or certain other retirement plan distributions, (iii) for withdrawals under the Fund’s systematic withdrawal plan but limited to 12% annually of the amount of the shareholder’s investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund’s involuntary liquidation of a shareholder’s account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a

19

shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

Other Purchase Programs
Exchange privilege. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled “Shareholder Services — Exchange privilege.”

Reinstatement privilege. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

Dividend diversification. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Availability of information. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

20

As described under the Prospectus heading “Purchase of Shares,” redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under “Telephone Redemption Requests,” payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Written redemption requests. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder’s account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered

21

to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

Authorized dealer redemption requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone redemption requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

22

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

Internet transactions. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

Reinvestment plan. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic investment plan. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

Exchange privilege. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See “Redemption of Shares” above for more information about when the exchange fee will apply.

23

Shares of Participating Funds generally may be exchanged for shares of the same class of the Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Fund) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of the Fund are subject to the exchange policies of such Participating Fund, including the exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days’ notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder’s shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

24

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services — Exchange privilege” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain

25

to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

26

Disclosure of Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

27

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

	Class A Shares									Class B Shares									Class C Shares
	Year Ended March 31,									Year Ended March 31,									Year Ended March 31,
	2008	2007		2006		2005		2004		2008	2007		2006		2005		2004		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$13.11	$12.45		$12.24		$11.02		$7.46		$12.85	$12.22		$12.07		$10.92		$7.41		$12.86		$12.22		$12.07		$10.92		$7.41

Net Investment Income (a)	0.09	0.13		0.10		0.06		0.06		(0.01)	0.04		0.01		(0.02)		(0.02)		-0-	(e)	0.04		0.01		(0.02)		(0.02)
Net Realized and Unrealized Gain/Loss	(2.29)	1.47		1.22		1.38		3.54		(2.23)	1.44		1.18		1.36		3.53		(2.24)		1.44		1.18		1.36		3.53

Total from Investment Operations	(2.20)	1.60		1.32		1.44		3.60		(2.24)	1.48		1.19		1.34		3.51		(2.24)		1.48		1.19		1.34		3.51

Less:
Distributions from Net Investment Income	0.07	0.13		0.07		0.03		0.04		-0-	0.04		-0-		-0-		-0-		-0-		0.03		-0-		-0-		-0-
Distributions from Net Realized Gain	1.07	0.81		1.04		0.19		-0-		1.07	0.81		1.04		0.19		-0-		1.07		0.81		1.04		0.19		-0-

Total Distributions	1.14	0.94		1.11		0.22		0.04		1.07	0.85		1.04		0.19		-0-		1.07		0.84		1.04		0.19		-0-

Net Asset Value, End of the Period	$9.77	$13.11		$12.45		$12.24		$11.02		$9.54	$12.85		$12.22		$12.07		$10.92		$9.55		$12.86		$12.22		$12.07		$10.92

Total Return*	–18.06% (b)	13.02%	(b)	11.11%	(b)	13.12%	(b)	48.29%	(b)	–18.70% (c)	12.24%	(c)	10.18%	(c)	12.30%	(c)	47.37%	(c)	–18.69%	(d)(f)	12.24%	(d)	10.18%	(d)	12.30%	(d)	47.37%	(d)
Net Assets at End of the Period (In millions)	$112.1	$206.3		$171.7		$105.8		$52.4		$24.6	$34.4		$35.5		$34.5		$24.2		$19.1		$30.5		$27.5		$27.9		$17.8
Ratio of Expenses to Average Net Assets*	1.28%	1.28%		1.38%		1.41%		1.45%		2.04%	2.04%		2.13%		2.17%		2.20%		2.03%	(f)	2.04%		2.13%		2.17%		2.20%
Ratio of Net Investment Income to Average Net Assets*	0.69%	1.05%		0.80%		0.55%		0.57%		(0.05% )	0.30%		0.05%		(0.21%	)	(0.25%	)	(0.04%	)(f)	0.29%		0.05%		(0.21%	)	(0.23%	)
Portfolio Turnover	54%	60%		56%		46%		61%		54%	60%		56%		46%		61%		54%		60%		56%		46%		61%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A		N/A		N/A		1.71%		N/A	N/A		N/A		N/A		2.46%		N/A		N/A		N/A		N/A		2.46%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A		N/A		N/A		0.31%		N/A	N/A		N/A		N/A		(0.51%	)	N/A		N/A		N/A		N/A		(0.49%	)

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Amount is less than $.01 per share.

(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
N/A = Not Applicable

28

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

Dealers

•	Web Site
www.vankampen.com

•	FundInfo®
Automated Telephone System 800-847-2424

•	Van Kampen Investments 800-421-5666

Van Kampen Value Opportunities Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Value Opportunities Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Value Opportunities Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Value Opportunities Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
OPP PRO 7/08

MUTUAL FUNDS Van Kampen Value Opportunities Fund This Prospectus is dated July 31, 2008 CLASS I SHARES

Van Kampen Value Opportunities Fund’s investment objective is to seek capital growth and income. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor. This Prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund’s investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the capital growth and income potential of such securities materially change. The Fund may invest in companies of any size.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a value style of investing. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, as a result of the Fund’s stock selection process, a significant portion of the Fund’s assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

Foreign risks. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples

3

of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Manager risk. As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Investor Profile
In light of the Fund’s investment objective and principal investment strategies, the Fund may be appropriate for investors who:

•	Seek capital growth and income over the long-term

•	Can withstand volatility in the value of their shares of the Fund

•	Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class I Shares over the two calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

The Fund’s return for the six-month period ended June 30, 2008 for Class I Shares was –22.63%. As a result of market activity, current performance may vary from the figures shown.

During the two-year period shown in the bar chart, the highest quarterly return for Class I Shares was 6.47% (for the quarter ended June 30, 2007) and the lowest quarterly return for Class I Shares was –9.17% (for the quarter ended December 31, 2007).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Russell 1000® Value Index* and Standard & Poor’s 500® Index**. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns, the table shows after tax returns for the Fund’s Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local

4

taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

Average Annual
Total Returns
for the
Periods Ended	Past	Since
December 31, 2007	1 Year	Inception(1)

Van Kampen Value Opportunities Fund — Class I Shares
Return Before Taxes	–5.08%	6.56%
Return After Taxes on Distributions	–6.41%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	–1.43%	5.45%
Russell 1000® Value Index*	–0.17%	10.48%
Standard & Poor’s 500® Index**	5.49%	10.49%

Return information is provided since: (1) 3/23/05.

*	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

**	The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

Fees and Expenses
of the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee(1)	2.00%

Exchange fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets and are based on expenses incurred during the Fund’s fiscal year ended March 31, 2008)

Management fees	0.75%

Other expenses	0.32%

Total annual fund operating expenses	1.07%

(1)	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See “Redemption of Shares” for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$109	$340	$590	$1,306

5

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Fund’s investment objective is to seek capital growth and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. The Fund’s investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund’s style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to the risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund’s investment adviser, factors indicate it is desirable to do so. Such factors include changes in the company’s operations or relative market performance, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund’s assets, the Fund’s investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

6

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITs. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

Risks of Investing in
Securities of Foreign Issuers
The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers

7

may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Strategic Transactions
The Fund may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Fund’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement

8

date or by payment of a cash settlement amount on the settlement date. The Fund’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund’s investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund’s investment adviser considers portfolio changes appropriate. The Fund’s portfolio turnover rate is reported in the section entitled “Financial Highlights.”

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of banks, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Fund (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan

9

Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Applying this fee schedule, the Fund’s effective advisory fee rate was 0.75% of the Fund’s average daily net assets for the Fund’s fiscal year ended March 31, 2008. The Fund’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund’s Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 8, 2008, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees’ approval of such Advisory Agreement will be included in the Fund’s Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2008, which should be available in November 2008).

Portfolio management. The Fund is managed by members of the Adviser’s Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jason S. Leder, B. Robert Baker, Jr. and Kevin C. Holt, each a Managing Director of the Adviser, James N. Warwick, an Executive Director of the Adviser, and Devin E. Armstrong, a Vice President of the Adviser.

Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and began managing the Fund in 2001. Mr. Baker has been associated with the Adviser in an investment capacity since 1991 and began managing the Fund in 2001. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 2001. Mr. Warwick has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Fund in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School.

Mr. Leder is the lead manager of the Fund and Messrs. Baker, Holt, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Messrs. Baker and Leder are responsible for the execution of the overall strategy of the Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

10

The composition of the team may change without notice from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

Pricing Fund Shares
The offering price of the Fund’s shares is based upon the Fund’s net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Fund’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which

11

are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

How to Buy Shares
The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result

12

in the Fund rejecting or limiting, in the Fund’s or the Distributor’s discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons. As used herein, “Participating Funds” refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund’s Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan’s administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Participants in fee-based investment programs must contact the program’s administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange

13

fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

Dividends. Dividends from stocks and interest from other investments are the Fund’s main sources of net investment income. The Fund’s present policy, which may be changed at any time by the Fund’s Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Capital gain dividends. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

14

Frequent Purchases
and Redemptions
of Fund Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Fund shares by Fund shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund’s Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Fees and Expenses of the Fund,” “Purchase of Shares,” “Redemption of Shares” and “Shareholder Services” sections of this Prospectus. The Fund’s policies with respect to valuing portfolio securities are described in the “Purchase of Shares” section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund’s or the Distributor’s agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Distributions of the Fund’s investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

15

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

16

Financial Highlights
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund’s Annual Report.

				March 23, 2005
				(Commencement
	Year Ended March 31,			of Operations) to
Class I Shares	2008	2007	2006	March 31, 2005

Net Asset Value, Beginning of the Period	$13.13	$12.46	$12.24	$12.06

Net Investment Income (a)	0.11	0.17	0.13	-0- (c)
Net Realized and Unrealized Gain/Loss	(2.28)	1.46	1.21	0.18

Total from Investment Operations	(2.17)	1.63	1.34	0.18

Less:
Distributions from Net Investment Income	0.12	0.15	0.08	-0-
Distributions from Net Realized Gain	1.07	0.81	1.04	-0-

Total Distributions	1.19	0.96	1.12	-0-

Net Asset Value, End of the Period	$9.77	$13.13	$12.46	$12.24

Total Return (b)	–17.91%	13.28%	11.33%	1.49% *
Net Assets at End of the Period (In millions)	$50.8	$0.2	$3.0	$0.9
Ratio of Expenses to Average Net Assets (d)	1.07%	1.08%	1.13%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.39%	1.02%	0.97%
Portfolio Turnover	54%	60%	56%	46%

* Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $.01 per share.

(d)	The ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2008.

17

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders or Prospective Investors

•	Call your broker
•	Web Site
www.vankampen.com

Dealers

•	Web Site
www.vankampen.com

•	Van Kampen Investments 800-421-5666

Van Kampen Value Opportunities Fund
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Value Opportunities Fund

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Value Opportunities Fund

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Value Opportunities Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund’s reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
July 31, 2008

CLASS I SHARES
The Fund’s Investment Company Act File No. is 811-04805.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
OPP PRO I 7/08

STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN
EQUITY TRUST

Van Kampen Equity Trust (the “Trust”) is an open-end management investment company. The Trust currently consists of twelve operating investment portfolios designed to offer a range of investment choices. This Statement of Additional Information pertains to the following investment portfolios of the Trust: Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Growth Fund, Van Kampen Asset Allocation Moderate Fund, Van Kampen Core Equity Fund, Van Kampen Disciplined Small Cap Value Fund, Van Kampen Global Growth Fund, Van Kampen Leaders Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Small Cap Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen Utility Fund and Van Kampen Value Opportunities Fund (each a “Fund” and, collectively, the “Funds”). For ease of reference, the words “Van Kampen” which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Trust, except for Asset Allocation Conservative Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Fund and Leaders Fund, each of which is organized as a non-diversified series of the Trust.

This Statement of Additional Information is not a prospectus. Shares of each Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares of each Fund, except Global Growth Fund, are subject to one prospectus dated July 31, 2008 and Class I Shares of each Fund, except Core Equity Fund, Global Growth Fund and Mid Cap Growth Fund, are subject to a separate prospectus dated July 31, 2008; Class I Shares and Class R Shares of Core Equity Fund and Mid Cap Growth Fund are subject to a separate prospectus dated July 31, 2008; Global Growth Fund is subject to a Class A Shares, Class B Shares and Class C Shares prospectus dated April 15, 2008 and a Class I Shares and Class R Shares prospectus dated April 15, 2008 (collectively referred to herein as the “Prospectuses” or individually as a “Prospectus”). This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus (where applicable), a Class I Shares and Class R Shares Prospectus (where applicable), the Statement of Additional Information and the Annual and Semiannual Reports for each Fund may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

This Statement of Additional Information is dated July 31, 2008.
SAI 7/08

GENERAL INFORMATION

The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the “Declaration of Trust”) dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the “Massachusetts Trust”). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

With respect to each of the Funds:

Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund were organized as series of the Trust on June 14, 2006.

Core Equity Fund was organized as a series of the Trust on May 30, 2007.

Disciplined Small Cap Value Fund was organized as a series of the Trust on December 13, 2006.

Global Growth Fund was organized as a series of the Trust on April 15, 2008.

Leaders Fund was organized as a series of the Trust on November 16, 2005.

Mid Cap Growth Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Growth Fund on September 7, 1995. On July 14, 1998, Mid Cap Growth Fund adopted the name Van Kampen Growth Fund. On June 25, 2004, Mid Cap Growth Fund adopted its current name.

Small Cap Growth Fund was organized as a series of the Trust on January 27, 2000.

Small Cap Value Fund was organized as a series of the Trust on July 6, 1999.

Utility Fund was originally organized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Utility Fund. Utility Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Utility Fund on July 31, 1995. On July 14, 1998, Utility Fund adopted its current name.

Value Opportunities Fund was organized as a series of the Trust on January 31, 2001.

Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), and Van Kampen Investor Services Inc. (“Investor Services”) are wholly owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

Each Fund, except Core Equity Fund, Global Growth Fund and Mid Cap Growth Fund, currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Core Equity Fund, Global Growth Fund and Mid Cap Growth Fund currently offer five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. Each Fund will assist such holders in communicating with other shareholders of that Fund to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).

In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of that Fund’s net assets after all debts and expenses of that Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

As of July 2, 2008, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class I Shares or Class R Shares of any Fund, except as follows:

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Asset Allocation Conservative Fund
Edward Jones & Co.	A	46%
Attn: Mutual Fund Shareholder Accounting	B	20%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
First Clearing LLC	B	13%
Special Custody Acct for the	C	21%
Exclusive Benefit of Customer	I	42%
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243
Morgan Stanley & Co.	C	6%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ 07311

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Asset Allocation Conservative Fund Cont.
Pershing LLC	B	8%
1 Pershing Plaza	C	7%
Jersey City, NJ 07399-0002	I	5%
Morgan Stanley Investment Mgmt	I	52%
Financial Control Group
Attn: Lawrence Markey-Controllers
195 Broadway, 19th Floor
New York, NY 10007-3100

Asset Allocation Growth Fund
Edward Jones & Co.	A	57%
Attn: Mutual Fund Shareholder Accounting	B	17%
201 Progress Pkwy	C	5%
Maryland Hts, MO 63043-3009
PFPC Brokerage Services	B	9%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
Pershing LLC	C	6%
1 Pershing Plaza
Jersey City, NJ 07399-0002
Morgan Stanley & Co.	C	12%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ 07311
Morgan Stanley Investment Mgmt	I	21%
Financial Control Group
Attn: Lawrence Markey-Controllers
195 Broadway, 19th Floor
New York, NY 10007-3100
Raymond James & Assoc Inc.	I	20%
FBO James R. McMullen &
Mary T. McMullen JT/WROS
3706 Illahe Hill Road S
Salem, OR 97302-9461
Raymond James & Assoc. Inc.	I	18%
FBO Donna J. Morrow
1552 NW 127th Ter
Portland, OR 97229-4689
Raymond James & Assoc Inc. CSDN	I	14%
FBO Dale A. Classen IRA
1791 Sunburst Ter NW
Salem, OR 97304-2837
Raymond James & Assoc. Inc.	I	9%
FBO Jeremy D. Orme &
April C. Orme JT/WROS
21108 NW Cannes Drive
Portland, OR 97229-7123
Raymond James & Assoc. Inc.	I	7%
FBO Howard J. Lawrence &
J. Harari TTEE U/A 01/01/2003
FBO H. Lawrence
8502 S. Southfork Lane
Spokane, WA 99223-9563

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Asset Allocation Moderate Fund
Edward Jones & Co.	A	61%
Attn: Mutual Fund Shareholder Accounting	B	23%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
Pershing LLC	B	7%
1 Pershing Plaza	C	5%
Jersey City, NJ 07399-0002
PFPC Brokerage Services	B	5%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212
First Clearing LLC.	B	6%
Special Custody Acct for the	C	7%
Exclusive Benefit of Customer
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243
Morgan Stanley & Co.	C	12%
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311
MLPF&S for the Sole Benefit of its Customers	C	6%
Attn: Fund Administration 97J81
4800 Deer Lake Dr E 2nd Floor
Jacksonville, FL 32246-6484
Morgan Stanley Investment Mgmt	I	45%
Financial Control Group
Attn: Lawrence Markey-Controllers
195 Broadway, 19th Floor
New York, NY 10007-3100
Raymond James & Assoc. Inc.	I	48%
FBO Diane S. Marconi
5725 Southwood Drive
Lake Oswego, OR 97035-6739
Raymond James & Assoc. Inc. CSDN	I	7%
FBO Ruby Ann Zscheile IRA
6182 Anchor Lane
Rockledge, FL 32955-5705

Disciplined Small Cap Value Fund
Morgan Stanley Investment Management	A	66%
Financial Control Group	B	93%
Attn: Lawrence Markey-Controllers	C	92%
195 Broadway, 19th Floor	I	86%
New York, NY 10007-3100
Morgan Stanley & Co. FBO	I	14%
X-Entity 0111 C
Equity-Swaps
1585 Broadway
New York, NY 10036-8200

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Global Growth Fund
Dennis P. Lynch Jr. &	A	54%
Marshall T. Lynch JT TEN 2 Ridge Road Rumson, NJ 07760-1959
David Scott Cohen &	A	22%
Laura Destefano Cohen JT TEN 19 Appleton Place Glen Ridge, NJ 07028-2201
Morgan Stanley Investment Mgmt	A	20%
Financial Control Group	B	100%
Attn: Lawrence Markey-Controllers	C	100%
195 Broadway, 19th Floor	I	100%
New York, NY 10007-3100	R	100%

Leaders Fund
Edward Jones & Co.	A	34%
Attn: Mutual Fund Shareholder Accounting	B	12%
201 Progress Parkway
Maryland Heights, MO 63043-3009
PFPC Brokerage Services	A	24%
FBO Primerica Financial Services	B	41%
760 Moore Road
King of Prussia, PA 19406-1212
First Clearing LLC	B	7%
Special Custody Acct for the	C	8%
Exclusive Benefit of Customer	I	14%
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243
Morgan Stanley & Co.	C	11%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ 07311
Morgan Stanley Investment Mgmt	I	45%
Financial Control Group
Attn: Lawrence Markey-Controllers
195 Broadway, 19th Floor
New York, NY 10007-3100
Pershing LLC	C	6%
1 Pershing Plaza	I	36%
Jersey City, NJ 07399-0002
Smith Barney House Account	C	6%
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402
Wells Fargo Investments LLC	I	5%
625 Marquette Avenue, 13th Floor
Minneapolis, MN 55402-2308

Mid Cap Growth Fund
Morgan Stanley & Co.	B	8%
Harborside Financial Center	C	10%
Plaza II, 3rd Floor
Jersey City, NJ 07311

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Mid Cap Growth Fund Cont.
PFPC Brokerage Services	A	6%
FBO Primerica Financial Services	B	23%
760 Moore Road
King of Prussia, PA 19406-1212
Charles Schwab & Co. Inc.	A	9%
One Source Omnibus
Exclusive Benefit of its Customers
101 Montgomery Street
San Francisco, CA 94104-4151
First Clearing LLC	B	6%
Special Custody Acct for the	C	5%
Exclusive Benefit of Customer
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243
Citigroup Global Markets Inc.	C	6%
Attn: Cindy Tempesta, 7th Floor
333 W. 34th Street
New York, NY 10001-2402
Edward Jones & Co.	A	25%
Attn: Mutual Fund Shareholder Accounting	B	11%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Pershing LLC	B	6%
1 Pershing Plaza	C	14%
Jersey City, NJ 07399-0002
State Street Bank & Trust Co.	A	6%
FBO ADP/MSDW Alliance
105 Rosemont Road
Westwood, MA 02090-2318
MLPF&S For the Sole Benefit of its Customers	C	13%
Attn: Fund Administration 97NJ0
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of its Customers	I	14%
Attn: Fund Administration 97419 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484
NFS LLC FEBO	I	7%
Tower Trust Co.
P.O. Box 11080
Fort Wayne, IN 46855-1080
Van Kampen Asset Allocation Growth Fund	I	5%
Fund of Funds Investment
Attn: Karen Romero
195 Broadway, 19th Floor
New York, NY 10007-3100
Van Kampen Asset Allocation Moderate Fund	I	8%
Fund of Funds Investment
Attn: Karen Romero
195 Broadway, 19th Floor
New York, NY 10007-3100

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Mid Cap Growth Fund Cont.
Aces Trust Fund	I	15%
HEF Aggressive Portfolio-1
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	10%
HEF Mid Cap Growth Portfolio
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	9%
HEF Moderate Portfolio-3
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	7%
HEF Equity Portfolio
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	7%
HEF Moderate Portfolio-1
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	7%
HEF Aggressive Portfolio-2
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719

Small Cap Growth Fund
Charles Schwab & Co. Inc.	A	18%
Onesource Omnibus
Exclusive Benefit of its Customers
101 Montgomery Street
San Francisco, CA 94104-4151
Morgan Stanley & Co.	I	6%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ 07311

Small Cap Value Fund
Edward Jones & Co.	A	6%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Utility Fund
Edward Jones & Co.	A	20%
Attn: Mutual Fund Shareholder Accounting	B	6%
201 Progress Parkway
Maryland Heights, MO 63043-3009

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Utility Fund Cont.
Pershing LLC	A	6%
1 Pershing Plaza	B	6%
Jersey City, NJ 07399-0002	C	11%
PFPC Brokerage Services	A	7%
FBO Primerica Financial Services	B	15%
760 Moore Road
King of Prussia, PA 19406-1212
Morgan Stanley & Co.	B	8%
Harborside Financial Center	C	6%
Plaza II 3rd Floor
Jersey City, NJ 07311
Citigroup Global Markets Inc.	C	8%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402
MLPF&S For the Sole Benefit of its Customers	C	13%
Attn: Fund Administration 97F04
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
First Clearing LLC	B	6%
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243
UBS WM USA	C	7%
Omni Account M/F
Attn: Department Manager
499 Washington Blvd, 9th Floor
Jersey City, NJ 07310-2055

Value Opportunities Fund
Edward Jones & Co.	A	47%
Attn: Mutual Fund Shareholder Accounting	B	10%
201 Progress Parkway
Maryland Heights, MO 63043-3009
Charles Schwab & Co Inc	A	7%
Wrap Fee Clients
Attn: Mutual Fund Dept
101 Montgomery Street
San Francisco, CA 94104-4151
Morgan Stanley & Co.	B	19%
Harborside Financial Center	C	18%
Plaza II 3rd Floor
Jersey City, NJ 07311
Pershing LLC	B	5%
1 Pershing Plaza	C	15%
Jersey City, NJ 07399-0002
First Clearing LLC	B	10%
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Drive WS1165
Glen Allen, VA 23060-9243

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	July 2, 2008

Value Opportunities Fund Cont.
AG Edwards & Sons Inc	C	11%
Mutual Funds Omnibus Acct
1 N. Jefferson Ave.
Saint Louis, MO 63103-2287
Aces Trust Fund	I	16%
HEF Moderate Portfolio-3
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	16%
HEF Equity Portfolio
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	13%
HEF Moderate Portfolio-1
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	12%
HEF Aggressive Portfolio-2
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	6%
HEF Moderate Portfolio-2
Attn: Pam Stevenson
100 N. Union Street, Suite 660
Montgomery, AL 36104-3719
Aces Trust Fund	I	31%
HEF Aggressive Portfolio-1
Attn: Pam Stevenson
100 North Union Street, Ste 660
Montgomery, AL 36104-3719

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective(s), Principal Investment Strategies and Risks” in each Fund’s Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund’s Prospectuses for a complete presentation of the matters disclosed below.

Each of Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund (collectively, the “Asset Allocation Funds”) is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other Van Kampen funds (the “Underlying Funds”). Additional information regarding the manner in which Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund allocate their investments among the Underlying Funds is set forth in such Funds’ Prospectuses.

Leaders Fund is also a fund of funds. Leaders Fund seeks to achieve its investment objectives by investing primarily in a combination of the following Van Kampen Funds, each an Underlying Fund, on a fixed percentage allocation basis: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. Additional information regarding the manner in which the Leaders Fund allocates its investments among these Underlying Funds is set forth in such Fund’s Prospectus.

Repurchase Agreements

Each Fund and the Underlying Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Mid Cap Growth Fund and Utility Fund each may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund or the Underlying Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Fund and the Underlying Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by such Fund’s or the Underlying Funds’ Board of Trustees. Each Fund and the Underlying Funds will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such fund, would exceed such fund’s limitation on illiquid securities. Each Fund does not and the Underlying Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, each Fund and the Underlying Funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while such fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for each Fund and the Underlying Funds than would be available to such funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. Each Fund and the Underlying Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Illiquid Securities

Each Fund, except the Asset Allocation Funds and Leaders Fund, may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). The Underlying Funds may also invest in illiquid securities. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by a Fund’s or an Underlying Fund’s Board of Trustees, as applicable. Ordinarily, a Fund or an Underlying Fund would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to such fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund or an Underlying Fund. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of a Fund’s or an Underlying Fund’s Board of Trustees, as applicable, are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by a Fund or an Underlying Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as “no action” letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

Convertible Securities

Certain Funds and Underlying Funds may invest in convertible securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Enhanced Convertible Securities.  A Fund’s and an Underlying Fund’s investments in convertible securities may include “enhanced” convertibles. There may be additional types of convertible securities with features not specifically referred to herein in which a Fund or an Underlying Fund may invest consistent with its investment objective and policies. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Synthetic Convertible Securities.  A Fund’s and an Underlying Fund’s investments in convertible securities may include “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s or an Underlying Fund’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

Up to 5% of each of the following funds’ net assets may be invested in convertible securities that are below investment grade: Core Equity Fund, Disciplined Small Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Opportunities Fund and certain Underlying Funds. Certain Underlying Funds have no limit on the amount of its net assets that may be invested in convertible securities that are below investment grade which are selected primarily on the basis of their equity characteristics. Debt securities rated below investment grade are commonly known as junk bonds. Although a Fund or an Underlying Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Fund or an Underlying Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and Warrants

Certain Funds and Underlying Funds may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.

Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

When-Issued and Delayed Delivery Transactions

Certain Funds and certain Underlying Funds may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to a Fund or an Underlying Fund on securities in connection with such purchase transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because a Fund or an Underlying Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund or an Underlying Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. A Fund or an Underlying Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but such Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund or an Underlying Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for such Fund’s portfolio consistent with such Fund’s investment objectives and policies and not for the purpose of investment leverage.

Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on a Fund’s or an Underlying Fund’s net asset value. A commitment sale is covered if a Fund or an Underlying Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which a Fund or an Underlying Fund owns or has the right to acquire. By entering into a commitment sale transaction, a Fund or an Underlying Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

Short Sales Against the Box

Certain Funds and certain Underlying Funds may from time to time make short sales of securities they own or have the right to acquire. A short sale is “against the box” to the extent that a Fund or an Underlying Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund or an Underlying Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund or an Underlying Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. A Fund or an Underlying Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. A Fund or an Underlying Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. A Fund or an Underlying Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by such Fund, because such Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

Investment Company Securities

Certain Funds and certain Underlying Funds may invest in securities of other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. Those investment companies securities may include investment companies managed by the Adviser or its affiliates. The ETFs in which certain Funds and certain Underlying Funds may invest may include exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent a Fund or an Underlying Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Fund or an Underlying Fund invests in such investment companies or investment funds, such Fund’s shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds and Underlying Funds may invest in these investment funds, including those advised by the investment adviser of certain Funds and Underlying Funds or their affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

Utilities Industry

Utility Fund focuses its investments in the utilities industry. Companies in the utilities industry are affected by fuel and financing costs, deregulation, the completion status of major construction programs and customer base levels. In addition, some utility companies may have in the past, or may in the future, generate cash flows in excess of operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities sell power outside of their historical territories.

It is anticipated that telecommunications legislation will have a significant impact on the telecommunications industry. Competition among local and long distance telephone companies, wireless communications companies and cable television providers and technological advances may over time provide better-positioned utility companies with opportunities for enhanced profitability although increased competition. However, other structural changes could adversely affect the profitability of such utilities or other negative factors affecting the utilities industry could develop in the future.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. There are varying levels of regulation and deregulation among the different types of utility companies. Certain types of companies have been deregulated to a greater extent than others and have developed more of the business practices necessary to operate in a non-monopoly environment. Those companies new to deregulation may be more likely to experience significant changes than companies that have been deregulated to a greater extent for longer periods of time, which may increase the risk of investing in newly deregulated utilities.

As new technologies develop and as old technologies are refined other utilities companies may emerge. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Risks of Investing in Utilities.  Utility companies that issue securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, costs associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Utility companies often have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of utility companies to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Utility companies are often subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of utility companies to service principal, interest and dividend payments. Because of Utility Fund’s policy of investing at least 80% of its total assets in securities issued by companies engaged in the utilities industry, such Fund is more susceptible than an investment company without such a policy to economic, political, environmental or regulatory occurrences affecting companies engaged in the utilities industry. See “Investment Objective, Principal Investment Strategies and Risks” in Utility Fund’s Prospectus.

Electric Utilities.  Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities, and there is public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to utility securities. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels. Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance.

Gas Utilities.  Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Telecommunications Utilities.  Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may limit rates based on an authorized level of earnings, a price index, or another formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

Risks of Investing in Lower-Grade Income Securities

Utility Fund and certain Underlying Funds may invest in lower-grade securities, which securities are commonly known as “junk bonds.” Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in such fund. Utility Fund will not invest in securities that are in default or are in bankruptcy or reorganization.

Credit risk relates to the issuer’s ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by Utility Fund or an Underlying Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which such fund’s portfolio securities relate. Further, such fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and such fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of Utility Fund’s and the Underlying Funds’ portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade income securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade income securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in Utility Fund’s and an Underlying Fund’s portfolio and thus in the net asset value of such fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which Utility Fund and certain Underlying Funds may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by Utility Fund or certain Underlying Funds more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, Utility Fund or an Underlying Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

Utility Fund’s Adviser and an Underlying Fund’s Adviser is responsible for determining the net asset value of such Fund, subject to the supervision of such Fund’s Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in Utility Fund’s or an Underlying Fund’s portfolio, the ability of such fund’s Adviser to value such fund’s securities becomes more difficult and the judgment of such fund’s Adviser may play a greater role in the valuation of such fund’s securities due to the reduced availability of reliable objective data.

Many lower-grade debt securities generally are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, Utility Fund’s or an Underlying Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by such fund and may also limit the ability of such fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain Underlying Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

Certain Underlying Funds’ investments in lower-grade securities could include securities rated D by S&P or C by Moody’s (the lowest-grade assigned) and unrated securities of comparable quality. Securities rated D by S&P or C by Moody’s include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Utility Fund and an Underlying Fund will rely on its Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of S&P and Moody’s in evaluating securities although the Adviser does not rely primarily on these ratings. Credit ratings of securities rating organization evaluate only the safety of principal and interest payments. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require Utility Fund or an Underlying Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in Utility Fund’s and each Underlying Fund’s portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of Utility Fund’s and each Underlying Fund’s investment objective may be more dependent upon the Adviser’s credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See “Taxation” below.

Non-Diversification

Asset Allocation Funds, Leaders Fund and certain Underlying Funds are “non-diversified” investment companies, which means such funds are not limited in the proportion of their respective assets that may be invested in the securities of a single issuer. However, each of the Asset Allocation Funds, Leaders Fund and such Underlying Funds intend to conduct their operations so as to each qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “Code”). If a fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, a fund must limit its investments so that, at the close of each quarter of such fund’s taxable year, (i) not more than 25% of the market value of a fund’s total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies) or of two or more issuers which such fund controls and which are determined to be in the same or similar, or related, trades on businesses and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of a fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Asset Allocation Funds, Leaders Fund and certain Underlying Funds, as nondiversified investment companies, may invest in a smaller number of individual issuers than diversified investment companies, an investment in such funds may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

Mortgage-Backed Securities

Certain Underlying Funds may invest in investment grade quality mortgage-backed fixed income or debt securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued or guaranteed by agencies or instrumentalities of the U.S. government (some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer) or private entities.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income or debt securities. Mortgage-backed securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-backed securities, like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-backed securities. The value of most mortgage-backed securities, like traditional fixed income or debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-backed securities, however, may benefit less than traditional fixed income or debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of an Underlying Fund’s higher yielding securities might be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline limits market price appreciation of mortgage-backed securities. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to further price declines than traditional fixed income or debt securities because of extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security). If an Underlying Fund buys mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to such Underlying Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

Mortgage-Backed Securities Issued or Guaranteed by U.S. Governmental Instrumentalities.  Certain Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing those securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of such Underlying Funds’ shares. These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Underlying Funds’ investment adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, such Underlying Funds reinvest the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, such Underlying Funds’ ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by such Underlying Funds at a premium would result in capital losses.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Certain Underlying Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

Certain Underlying Funds may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Adjustable Rate Mortgage Securities.  Adjustable rate mortgage securities (“ARMS”) are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which certain Underlying Funds invest are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

For certain types of ARMS in which certain Underlying Funds may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

ARMS allow certain Underlying Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. Such Underlying Funds, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, such Underlying Funds participate in decreases in interest rates through periodic adjustments which means income to such Underlying Funds and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of such Underlying Funds to fluctuate less dramatically than it would with investments in long-term fixed-rate fixed income securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

Stripped Mortgage-Related Securities.  Certain Underlying Funds may invest in stripped mortgage-backed securities, which are a derivative multi-class mortgage-backed security. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. Stripped mortgage-backed securities issued by agencies or instrumentalities of the U.S. government are generally more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class securities held by the Underlying Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a holder of IO class securities may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Underlying Fund invests. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Commercial Mortgage-Backed Securities (“CMBS”).  CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Certain Underlying Funds invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody’s). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities

Certain Underlying Funds may invest in investment grade quality asset-backed fixed income or debt securities. Asset-backed securities are similar to mortgage-backed securities, however, the underlying assets include assets such as automobile and credit card receivables. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the backed collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Zero Coupon Securities

Certain Underlying Funds may invest in zero coupon securities which generally are sold at a substantial discount from their value at maturity. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of debt or stripped debt obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon securities.

Variable and Floating Rate Securities, Inverse Floating Rate Securities

Certain Underlying Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and generally range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Certain Underlying Funds may invest in floating rate fixed income instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide such Underlying Funds with a certain degree of protection against rises in interest rates, such Underlying Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Certain Underlying Funds may invest in inverse floaters. An inverse floaters has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floaters typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floaters while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floaters. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inflation-Indexed Bonds

Certain Underlying Funds invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Underlying Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Preferred Stocks

Certain Funds and certain Underlying Funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Municipal Obligations

Certain Underlying Funds may invest a portion of their assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are “general obligation” or “revenue” bonds, notes or commercial paper. General obligation securities are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

U.S. Government Securities

U.S. Treasury Securities.  Certain Underlying Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities.  Certain Underlying Funds may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which certain Underlying Funds may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, such Underlying Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Borrowing, Reverse Repurchase Agreements, Mortgage Dollar Rolls and Similar Transactions

Certain Funds and certain Underlying Funds may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. Mid Cap Growth Fund and Utility Fund each may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of such Fund’s total assets (including the amount borrowed). Small Cap Growth Fund may borrow money from banks and engage in reverse repurchase agreements up to the amounts allowable under the 1940 Act (currently up to 33 1/3% of such Fund’s total assets, including the amount borrowed). Mid Cap Growth Fund, Small Cap Growth Fund and Utility Fund each also may borrow money in an amount up to 5% of such Fund’s total assets for temporary purposes. Mid Cap Growth Fund, Small Cap Growth Fund and Utility Fund each has no current intention to borrow money other than for temporary purposes.

Borrowing by a Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on such Fund’s portfolio. To the extent that Mid Cap Growth Fund or Utility Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, such Fund may employ leverage for the purpose of acquiring portfolio securities. To the extent that Small Cap Growth Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital appreciation, such Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of Mid Cap Growth Fund and Small Cap Growth Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. The assets of Utility Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and income securities issued by companies engaged in the utility industry, the prices of which may be volatile. In the event that the values of a Fund’s portfolio securities do not appreciate or, in fact, depreciate, such Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of such Fund’s assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of a Fund’s assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of a Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of a Fund’s shares than if such Fund were not leveraged. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to such Fund and the Adviser. A Fund’s use of leverage may impair the ability of such Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund’s shareholders, and the terms of such Fund’s borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that such Fund would otherwise purchase.

Certain Underlying Funds may engage in borrowing for temporary or emergency purposes. Certain Underlying Funds may also engage in borrowing for investment purposes. Leveraging will magnify declines as well as increases in the net asset value of a Underlying Fund’s shares and in the return on an Underlying Fund’s investments. The extent to which certain Underlying Funds may borrow will depend upon the availability of credit. No assurance can be given that such Underlying Funds will be able to borrow on terms acceptable to the Underlying Funds. Borrowing by certain Underlying Funds will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for such Underlying Funds which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that such Underlying Funds will have to pay in connection with such borrowing, such Underlying Funds’ net income will be greater than if the Underlying Funds did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of such Underlying Funds will be less than if such Underlying Funds did not borrow, and therefore the amount available for distribution to shareholders will be reduced.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the such Fund’s limitations on borrowings.

A mortgage “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by that Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated cash and/or liquid securities equal in value to the securities subject to repurchase by that Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated cash and/or liquid securities at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

Certain Underlying Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by cash and/or liquid securities equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Loan Participations and Assignments

Certain Underlying Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Such Underlying Funds’ investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties.

In the case of Participations, such Underlying Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. An Underlying Fund will acquire Participations only if such Underlying Fund determines that the Lender interpositioned between such Underlying Fund and the borrower is creditworthy.

When such Underlying Funds purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by such Underlying Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Such Underlying Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and such Underlying Funds’ ability to dispose of particular Assignments or Participations when necessary to meet such Underlying Funds’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for such Underlying Funds to value these securities for purposes of valuing such Underlying Funds’ portfolios and calculating its net asset value.

Bank Obligations

Bank obligations in which certain Underlying Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Foreign Investing

Certain Funds and certain Underlying Funds may invest in securities of foreign issuers. The Funds and the Underlying Funds consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Certain Funds and certain Underlying Funds also may purchase foreign securities in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Certain Funds and certain Underlying Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatization”). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Small Cap Growth Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Small Cap Growth Fund, to participate in privatization may be limited by local law, or the terms on which such Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Small Cap Growth Fund participates will be successful.

Eurodollar and Yankee Obligations

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Investing in Emerging Market Countries

The Funds and certain Underlying Funds may invest in securities of issuers in emerging market countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Funds and certain Underlying Funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

The Funds’ and certain Underlying Funds’ purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such funds, such funds’ investment adviser, its affiliates or their respective clients or other service providers. The Funds and certain Underlying Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Funds or certain Underlying Funds. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Funds and certain Underlying Funds may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability, governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for certain Funds and certain Underlying Funds to value their portfolio securities and could cause such funds to miss attractive investment opportunities, to have a portion of their assets uninvested or to incur losses due to the failure of a counterparty to pay for securities such funds have delivered or such funds’ inability to complete their contractual obligations. The creditworthiness of the local securities firms used by certain Funds or certain Underlying Funds in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, such funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make certain Funds’ and certain Underlying Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. Such funds’ investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund or an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s or an Underlying Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, such funds’ investment adviser does not currently anticipate that a significant portion of such funds’ currency exposure in emerging market countries, if any, will be covered by such instruments.

Brady Bonds

Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Underlying Funds may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, such Underlying Funds will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Money Market Securities

Certain Funds and certain Underlying Funds may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, FHA and GNMA) or its instrumentalities (such as the FHLB), including Treasury bills, notes and bonds;

Bank Obligations.  Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC);

Commercial Paper.  Commercial paper rated within the two highest grades by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s.

Real Estate Investment Trusts

Certain Funds and certain Underlying Funds may invest in equity Real Estate Investment Trusts (“REITs”). Equity REITs pool investors’ funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Funds and the Underlying Funds indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

Certain Funds and certain Underlying Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes the Funds and the Underlying Funds susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Funds and the Underlying Funds invest in foreign real estate companies.

STRATEGIC TRANSACTIONS

Certain Funds and the Underlying Funds may, but are not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by a fund is a function of numerous variables including market conditions. Funds and Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further a Fund’s or an Underlying Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions utilized by a Fund or an Underlying Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund or an Underlying Fund may use and the risks of those instruments are described in further detail below. A Fund or an Underlying Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund’s or an Underlying Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund or an Underlying Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s or an Underlying Fund’s interests. A Fund or an Underlying Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund or an Underlying Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund or an Underlying Fund.

•	Using derivatives as a hedge against a portfolio investment subjects a Fund or an Underlying Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Fund or an Underlying Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce a Fund’s or an Underlying Fund’s risk of loss, it may also limit a Fund’s or an Underlying Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s or an Underlying Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund or an Underlying Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, that Fund or Underlying Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund or Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund or an Underlying Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund or an Underlying Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund or an Underlying Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund or Underlying Fund would bear greater risk of default by the counterparties to such transactions.

•	A Fund or an Underlying Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to a Fund’s or an Underlying Fund’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s or an Underlying Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund or an Underlying Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  Certain Funds and certain Underlying Funds may write call and put options. As the writer of a call option, a Fund or an Underlying Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund or an Underlying Fund is not required to deliver the underlying security but retains the premium received.

A Fund or an Underlying Fund may only write call options that are “covered.” A call option on a security is covered if (a) a Fund or an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund or an Underlying Fund in segregated liquid assets) upon conversion or exchange of other securities held by a Fund or an Underlying Fund; or (b) a Fund or an Underlying Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund or an Underlying Fund in segregated liquid assets.

Selling call options involves the risk that a Fund or an Underlying Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Funds and certain Underlying Funds may write put options. As the writer of a put option, a Fund or an Underlying Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund or an Underlying Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

A Fund or an Underlying Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund or an Underlying Fund segregates liquid assets equal to the exercise price; or (b) a Fund or an Underlying Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund or an Underlying Fund in segregated liquid assets.

Selling put options involves the risk that a Fund or an Underlying Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s or an Underlying Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s or an Underlying Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund or an Underlying Fund may close out an options position which it has written through a closing purchase transaction. A Fund or an Underlying Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by that Fund or Underlying Fund. A Fund or an Underlying Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by that Fund or Underlying Fund. A closing purchase transaction may or may not result in a profit to a Fund or an Underlying Fund. A Fund or an Underlying Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund or an Underlying Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Fund or an Underlying Fund can realize on an investment, or may cause a Fund or an Underlying Fund to hold a security that it might otherwise sell.

Purchasing Options.  Certain Funds and certain Underlying Funds may purchase call and put options. As the buyer of a call option, a Fund or an Underlying Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund or an Underlying Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to that Fund or Underlying Fund, minus the premium paid. As the buyer of a put option, a Fund or an Underlying Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund or an Underlying Fund could exercise the option and sell the underlying security at an above market price, would could result in a gain to that Fund or Underlying Fund, minus the premium paid. A Fund or an Underlying Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund or an Underlying Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund or an Underlying Fund. A Fund’s or an Underlying Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund or an Underlying Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund or an Underlying Fund may be able unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund or an Underlying Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Fund or an Underlying Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund or an Underlying Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund or an Underlying Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by a Fund or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by a Fund or an Underlying Fund could cause that Fund or Underlying Fund to sell portfolio securities, thus increasing that Fund’s or Underlying Fund’s portfolio turnover.

•	A Fund or Underlying Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	A Fund’s or Underlying Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•	The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•	Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•	A Fund or an Underlying Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by such Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or a the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-

based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund or an Underlying Fund.

In addition, a Fund or an Underlying Fund may be required maintain segregated liquid assets in order to cover futures transactions. A Fund or an Underlying Fund will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by that Fund or Underlying Fund and the aggregate value of the initial and variation margin payments made by that Fund or Underlying Fund with respect to such contract.

Currency Forward Contracts and Currency Futures.  A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund or an Underlying Fund than if it had not entered into forward contracts.

Options on Futures Contracts.  Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund or an Underlying Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund or an Underlying Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s or an Underlying Fund’s futures position.

Additional Risk of Futures Transactions.  The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund or an Underlying Fund.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund or an Underlying Fund would be required to make daily cash payments to maintain its required margin. A Fund or an Underlying Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund or an Underlying Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund or an Underlying Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s or an Underlying Fund’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

No Fund will and certain Underlying Funds will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of that Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s or an Underlying Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with each Fund’s and each Underlying Fund’s investment objectives and policies, a Fund or an Underlying Fund is not limited to any particular form or variety of swap contract. Certain Funds and certain Underlying Funds may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds and certain Underlying Funds may also enter into related derivative instruments including caps, floors and collars.

A Fund or an Underlying Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund or an Underlying Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund or an Underlying Fund enters into a swap agreement on other than a net basis, that Fund or Underlying Fund will segregate liquid assets with a value equal to the full amount of that Fund’s or Underlying Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars.  Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

Certain Funds and certain Underlying Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund or an Underlying Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of that Fund’s or that Underlying Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps.  An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps.  A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  Certain Funds and certain Underlying Funds may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund or an Underlying Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Fund or an Underlying Fund would pay to the counterparty the periodic stream of payments. If no default occurs, a Fund or an Underlying Fund would receive no benefit from the contract. As the seller in a credit default swap, a Fund or an Underlying Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Fund or an Underlying Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to a Fund or an Underlying Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions.  An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps.  The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•	Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•	The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect a Fund’s or an Underlying Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products

Certain Underlying Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where an Underlying Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. An Underlying Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Underlying Fund’s illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. Certain Funds or certain Underlying Funds may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of a Fund or an Underlying Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, each Fund and each Underlying Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to that Fund’s potential economic exposure under the transaction. Each Fund and each Underlying Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to a Fund or an Underlying Fund for investment purposes. If a large portion of a Fund’s or an Underlying Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or a Fund’s or an Underlying Fund’s ability to meet redemption requests or other current obligations.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund or an Underlying Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Fund’s or an Underlying Fund’s use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of a Fund’s voting securities present at a meeting, if the holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of a Fund’s outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund

The Asset Allocation Funds’ fundamental investment restrictions provide that each such Fund shall not:

1. Issue senior securities nor borrow money, except each Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3. Invest in any security if, as a result, 25% or more of the value of the respective Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4. Purchase or sell real estate except that each Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

Core Equity Fund

Core Equity Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) that the Fund may purchase for its investment portfolio a portion of an issue of tradable bonds, debentures or other interests, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Disciplined Small Cap Value Fund

Disciplined Small Cap Value Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  Global Growth Fund

Global Growth Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  Leaders Fund

Leaders Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  Mid Cap Growth Fund

Mid Cap Growth Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund’s total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund’s pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

5. Sell any securities “short,” unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  Small Cap Growth Fund

Small Cap Growth Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

  Small Cap Value Fund

Small Cap Value Fund’s fundamental investment restrictions provide that such Fund shall not:

1. With respect to 75% of the Fund’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (not including federal government securities) or acquire more than 10% of any class of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities and shall not borrow money except for temporary purposes in an amount not exceeding 5% of the Fund’s total assets. Notwithstanding the foregoing, the Fund may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

3. Underwrite securities of other issuers, except that the Fund may acquire restricted securities and other securities which, if sold, might make the Fund an underwriter under federal securities laws.

4. Invest more than 25% of the value of its assets in any one industry, provided, that this limitation excludes shares of other open-end investment companies.

5. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

6. Invest in real estate interests, although the Fund may invest indirectly through media such as real estate investment trusts.

7. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options.

8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

Utility Fund

Utility Fund’s fundamental investment restrictions provide that such Fund shall not:

1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

4. Buy any securities “on margin.” Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

5. Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except as permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

Value Opportunities Fund

Value Opportunities Fund’s fundamental investment restrictions provide that such Fund shall not:

1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The latter part of certain of a Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to a Fund from the provisions of the 1940 Act, as amended from time to time”) provide a Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds’ Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Non-Fundamental Policies

Each Fund, except the Asset Allocation Funds and Leaders Fund, has adopted the following operating policy which may be amended by its Board of Trustees. Each such Fund shall not: invest in other investment companies in reliance on section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The Asset Allocation Funds, Core Equity Fund, Disciplined Small Cap Value Fund, Global Growth Fund, Leaders Fund, Small Cap Growth Fund and Value Opportunities Fund each has adopted the following operating policy which may be amended by its Board of Trustees. Each such Fund shall not: borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

Mid Cap Growth Fund has adopted the following operating policy which may be amended by its Board of Trustees. The Fund shall not: invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund’s pro rata portion of the securities and other assets owned by any such company. (Neither the

U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

Small Cap Value Fund has adopted the following operating policy which may be amended by it Board of Trustees. Such Fund shall not: invest 25% or more of the value of its assets in any one industry, provided that this limitation excludes shares of other open-end investment companies.

Each Underlying Fund has also adopted investment restrictions, which may be more restrictive than the restrictions above.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of the Funds’ Board of Trustees and the Funds’ officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	†	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	†	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (68) 333 West Wacker Drive Chicago, IL 60606	Trustee	†	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	73	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	See Table D below.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	†††	President and Principal Executive Officer of funds in the Fund Complex since May 2008. President and Chief Executive Officer of Van Kampen Investments since June 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Vice President of funds in the Fund Complex since March 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since March 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	†††	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (52) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	†††	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	†††	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

†††	See Table E below.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by a Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, a Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from a Fund prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from a Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
			Aggregate
		Aggregate	Estimated
		Pension or	Maximum	Total
		Retirement	Annual	Compensation
	Aggregate	Benefits	Benefits from	before
	Compensation	Accrued as	the Fund	Deferral from
	from the	Part of	Complex Upon	Fund
Name	Trust(1)	Expenses(2)	Retirement(3)	Complex(4)
Independent Trustees
David C. Arch	$17,456	$35,484	$105,000	$208,601
Jerry D. Choate	16,049	98,609	105,000	191,268
Rod Dammeyer	17,456	69,017	105,000	208,601
Linda Hutton Heagy	17,456	27,389	105,000	208,601
R. Craig Kennedy	17,456	19,200	105,000	208,601
Howard J Kerr	17,456	146,670	145,000	208,601
Jack E. Nelson	17,456	121,944	105,000	208,601
Hugo F. Sonnenschein	17,456	69,608	105,000	208,601
Suzanne H. Woolsey	17,456	62,697	105,000	208,601

Interested Trustee
Wayne W. Whalen	17,456	72,695	105,000	208,601

(1)	The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2008. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2008 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2008 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2008 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

TABLE A

FISCAL YEAR 2008 AGGREGATE COMPENSATION FROM
THE TRUST AND EACH FUND

																				Interested
	Fiscal	Independent Trustees																		Trustee
Fund Name	Year-End	Arch		Choate		Dammeyer		Heagy		Kennedy		Kerr		Nelson		Sonnenschein		Woolsey		Whalen
Asset Allocation Conservative Fund	3/31	$910		$834		$910		$910		$910		$910		$910		$910		$910		$910
Asset Allocation Growth Fund	3/31	947		868		947		947		947		947		947		947		947		947
Asset Allocation Moderate Fund	3/31	945		867		945		945		945		945		945		945		945		945
Core Equity Fund	3/31	461		461		461		461		461		461		461		461		461		461
Disciplined Small Cap Value Fund	3/31	813		738		813		813		813		813		813		813		813		813
Global Growth Fund*	3/31	0		0		0		0		0		0		0		0		0		0
Leaders Fund	3/31	1,280		1,174		1,280		1,280		1,280		1,280		1,280		1,280		1,280		1,280
Mid Cap Growth Fund	3/31	3,150		2,898		3,150		3,150		3,150		3,150		3,150		3,150		3,150		3,150
Small Cap Growth Fund	3/31	1,466		1,348		1,466		1,466		1,466		1,466		1,466		1,466		1,466		1,466
Small Cap Value Fund	3/31	1,491		1,367		1,491		1,491		1,491		1,491		1,491		1,491		1,491		1,491
Small Company Growth Fund*	3/31	0		0		0		0		0		0		0		0		0		0
Utility Fund	3/31	1,011		927		1,011		1,011		1,011		1,011		1,011		1,011		1,011		1,011
Value Opportunities Fund	3/31	1,302		1,192		1,302		1,302		1,302		1,302		1,302		1,302		1,302		1,302

Trust Total		$17,456	**	$16,049	**	$17,456	**	$17,456	**	$17,456	**	$17,456	**	$17,456	**	$17,456	**	$17,456	**	$17,456	**

*	Had not commenced investment operations as of March 31, 2008.

**	Includes amounts paid by funds that have been dissolved pursuant to an Agreement and Plan of Reorganization.

TABLE B

FISCAL YEAR 2008 AGGREGATE COMPENSATION DEFERRED FROM
THE TRUST AND EACH FUND

														Interested
	Fiscal	Independent Trustees												Trustee
Fund Name	Year-End	Choate		Dammeyer		Heagy		Kennedy		Nelson		Sonnenschein		Whalen
Asset Allocation Conservative Fund	3/31	$834		$910		$910		$455		$910		$910		$910
Asset Allocation Growth Fund	3/31	868		947		947		474		947		947		947
Asset Allocation Moderate Fund	3/31	867		945		945		473		945		945		945
Core Equity Fund	3/31	461		461		461		231		461		461		461
Disciplined Small Cap Value Fund	3/31	738		813		813		407		813		813		813
Global Growth Fund*	3/31	0		0		0		0		0		0		0
Leaders Fund	3/31	1,174		1,280		1,280		640		1,280		1,280		1,280
Mid Cap Growth Fund	3/31	2,898		3,150		3,150		1,575		3,150		3,150		3,150
Small Cap Growth Fund	3/31	1,348		1,466		1,466		733		1,466		1,466		1,466
Small Cap Value Fund	3/31	1,367		1,491		1,491		746		1,491		1,491		1,491
Small Company Growth Fund*	3/31	0		0		0		0		0		0		0
Utility Fund	3/31	927		1,011		1,011		506		1,011		1,011		1,011
Value Opportunities Fund	3/31	1,192		1,302		1,302		651		1,302		1,302		1,302

Trust Total		$16,049	**	$17,456	**	$17,456	**	$8,731	**	$17,456	**	$17,456	**	$17,456	**

*	Had not commenced investment operations as of March 31, 2008.

**	Includes amounts paid by funds that have been dissolved pursuant to an Agreement and Plan of Reorganization.

TABLE C

CUMULATIVE COMPENSATION DEFERRED
(PLUS INTEREST) FROM THE TRUST AND EACH FUND

																				Current
														Former Independent						Interested
	Fiscal	Current Independent Trustees												Trustees						Trustee
Fund Name	Year-End	Choate		Dammeyer		Heagy		Kennedy		Nelson		Sonnenschein		Branagan		Rees		Sisto		Whalen
Asset Allocation Conservative Fund	3/31	$1,207		$1,297		$1,178		$627		$1,309		$1,287		$0		$0		$0		$1,234
Asset Allocation Growth Fund	3/31	1,241		1,334		1,212		644		1,346		1,324		0		0		0		1,269
Asset Allocation Moderate Fund	3/31	1,240		1,332		1,211		644		1,344		1,322		0		0		0		1,268
Core Equity Fund	3/31	448		445		436		221		433		450		0		0		0		436
Disciplined Small Cap Value Fund	3/31	685		774		707		359		750		763		0		0		0		726
Global Growth Fund*	3/31	0		0		0		0		0		0		0		0		0		0
Leaders Fund	3/31	2,627		2,742		2,514		1,368		2,591		2,756		0		0		0		2,637
Mid Cap Growth Fund	3/31	22,804		11,061		24,315		12,130		36,658		12,430		4,435		155		2,074		29,222
Small Cap Growth Fund	3/31	10,604		6,516		10,091		3,066		11,489		7,305		685		0		0		10,745
Small Cap Value Fund	3/31	13,106		7,043		12,035		4,058		13,968		7,914		1,191		0		347		12,871
Small Company Growth Fund*	3/31	0		0		0		0		0		0		0		0		0		0
Utility Fund	3/31	12,447		5,965		17,114		21,585		47,294		6,775		3,668		1,363		2,745		27,635
Value Opportunities Fund	3/31	9,639		6,345		9,197		2,438		10,486		7,133		491		0		0		9,847

Trust Total		$113,034	**	$62,436	**	$119,370	**	$63,664	**	$182,121	**	$69,139	**	$17,179	**	$1,518	**	$7,890	**	$142,803	**

*	Had not commenced investment operations as of March 31, 2008.

**	Includes amounts paid by funds that have been dissolved pursuant to an Agreement and Plan of Reorganization.

TABLE D

YEAR OF ELECTION OR APPOINTMENT TO EACH FUND

										Interested
	Independent Trustees									Trustee
Fund Name	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Asset Allocation Conservative Fund	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
Asset Allocation Growth Fund	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
Asset Allocation Moderate Fund	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
Core Equity Fund	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007
Disciplined Small Cap Value Fund	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
Global Growth Fund*	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007
Leaders Fund	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
Mid Cap Growth Fund	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995
Small Cap Growth Fund	2003	2000	2003	2000	2000	2003	2000	2003	2000	2000
Small Cap Value Fund	2003	1999	2003	1999	1999	2003	1999	2003	1999	1999
Small Company Growth Fund*	2003	2000	2003	2000	2000	2003	2000	2003	2000	2000
Utility Fund	2003	1999	2003	1995	1993	2003	1993	2003	1999	1993
Value Opportunities Fund	2003	2001	2003	2001	2001	2003	2001	2003	2001	2001

*	Had not commenced investment operations as of March 31, 2008.

TABLE E

YEAR OF ELECTION OR APPOINTMENT TO EACH FUND

	Officers
Fund Name	Chang	Doberman	Klingert	Miller	Schuldt	Shea	Sullivan

Asset Allocation Conservative Fund	2006	2006	2008	2008	2007	2006	2006
Asset Allocation Growth Fund	2006	2006	2008	2008	2007	2006	2006
Asset Allocation Moderate Fund	2006	2006	2008	2008	2007	2006	2006
Core Equity Fund	2007	2007	2008	2008	2007	2007	2007
Disciplined Small Cap Value Fund	2006	2006	2008	2008	2007	2006	2006
Global Growth Fund*	2007	2007	2008	2008	2007	2007	2007
Leaders Fund	2005	2005	2008	2008	2007	2006	2005
Mid Cap Growth Fund	2003	2004	2008	2008	2007	2006	1996
Small Cap Growth Fund	2003	2004	2008	2008	2007	2006	2000
Small Cap Value Fund	2003	2004	2008	2008	2007	2006	1999
Small Company Growth Fund*	2003	2004	2008	2008	2007	2006	2000
Utility Fund	2003	2004	2008	2008	2007	2006	1996
Value Opportunities Fund	2003	2004	2008	2008	2007	2006	2001

*	Had not commenced investment operations as of March 31, 2008.

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of any Fund as defined by the 1940 Act and (2) are “independent” of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that each Fund’s audited financial statements be included in that Fund’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During each Fund’s last fiscal year, the Board of Trustees held 11 meetings. During each Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 4 meetings.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either a Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

Independent Trustees

Trustees
Dollar range of equity securities in each Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Asset Allocation Conservative Fund	none	none	none	none	$1-$10,000	none	none	none	none
Asset Allocation Growth Fund	none	none	none	none	$1-$10,000	none	none	none	none
Asset Allocation Moderate Fund	none	none	none	none	$1-$10,000	none	none	none	none
Core Equity Fund	none	none	none	none	none	none	none	none	none
Disciplined Small Cap Value Fund	none	none	none	none	none	none	none	none	none
Global Growth Fund*	none	none	none	none	none	none	none	none	none
Leaders Fund	none	none	none	none	$1-$10,000	none	none	none	none
Mid Cap Growth Fund	none	none	none	none	$10,001- $50,000	none	none	none	none
Small Cap Growth Fund	none	none	none	none	$50,001- $100,000	none	none	none	none
Small Cap Value Fund	none	none	none	none	$10,001- $50,000	none	none	none	none
Small Company Growth Fund*	none	none	none	none	none	none	none	none	none
Utility Fund	none	none	none	none	$1-$10,000	none	none	none	none
Value Opportunities Fund	$10,001- $50,000	none	none	none	$1-$10,000	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	$10,001- $50,000	over $100,000	$50,001- $100,000	over $100,000	$10,001- $50,000	$1- $10,000	$10,001- $50,000	over $100,000

Interested Trustee

Trustee
Dollar range of equity securities in each Fund	Whalen
Asset Allocation Conservative Fund	$1-$10,000
Asset Allocation Growth Fund	$1-$10,000
Asset Allocation Moderate Fund	$1-$10,000
Core Equity Fund	$1-$10,000
Disciplined Small Cap Value Fund	$1-$10,000
Global Growth Fund*	none
Leaders Fund	$10,001-$50,000
Mid Cap Growth Fund	$1-$10,000
Small Cap Growth Fund	$1-$10,000
Small Cap Value Fund	$10,001-$50,000
Small Company Growth Fund*	none
Utility Fund	$1-$10,000
Value Opportunities Fund	$1-$10,000
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

*	Had not commenced investment operations as of December 31, 2007.

Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

Independent Trustees

Trustees
Dollar range of equity securities and deferred compensation in each Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Asset Allocation Conservative Fund	none	none	none	none	$1-$10,000	none	none	none	none
Asset Allocation Growth Fund	none	none	none	none	$1-$10,000	none	none	none	none
Asset Allocation Moderate Fund	none	none	none	none	$1-$10,000	none	none	none	none
Core Equity Fund	none	none	none	none	none	none	none	none	none
Disciplined Small Cap Value Fund	none	none	none	none	none	none	none	none	none
Global Growth Fund*	none	none	none	none	none	none	none	none	none
Leaders Fund	none	none	none	none	$1-$10,000	none	none	none	none
Mid Cap Growth Fund	none	none	none	none	$10,001- $50,000	none	none	none	none
Small Cap Growth Fund	none	none	none	none	$50,001- $100,000	none	none	none	none
Small Cap Value Fund	none	none	none	none	$10,001- $50,000	none	none	none	none
Small Company Growth Fund*	none	none	none	none	none	none	none	none	none
Utility Fund	none	none	none	none	$1-$10,000	none	none	none	none
Value Opportunities Fund	$10,001- $50,000	none	none	none	$10,001- $50,000	none	none	none	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

Trustee
Dollar range of equity securities and deferred compensation in each Fund	Whalen
Asset Allocation Conservative Fund	$1-$10,000
Asset Allocation Growth Fund	$1-$10,000
Asset Allocation Moderate Fund	$1-$10,000
Core Equity Fund	$1-$10,000
Disciplined Small Cap Value Fund	$1-$10,000
Global Growth Fund*	none
Leaders Fund	$10,001-$50,000
Mid Cap Growth Fund	$1-$10,000
Small Cap Growth Fund	$1-$10,000
Small Cap Value Fund	$10,001-$50,000
Small Company Growth Fund*	none
Utility Fund	$1-$10,000
Value Opportunities Fund	$1-$10,000
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

*	Had not commenced investment operations as of December 31, 2007.

As of July 2, 2008, the trustees and officers of the Funds as a group owned less than 1% of the shares of each Fund.

Code of Ethics

Each Fund, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of such Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with such Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISORY AGREEMENTS

Each Fund and the Adviser are parties to an investment advisory agreement (each, an “Advisory Agreement”). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund’s investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by such Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement between each Fund, except the Asset Allocation Funds and Leaders Fund, and the Adviser also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund’s shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

During the fiscal years ended March 31, 2008, 2007 and 2006, the Adviser received the approximate advisory fees (net of fee waivers) from each of the Funds as set forth in the table below.

	Fiscal Year Ended March 31,
Fund Name	2008	2007	2006
Asset Allocation Conservative Fund	$0	$0	N/A
Asset Allocation Growth Fund	0	0	N/A
Asset Allocation Moderate Fund	0	0	N/A
Core Equity Fund	0	N/A	N/A
Disciplined Small Cap Value Fund	0	N/A	N/A
Global Growth Fund	N/A	N/A	N/A
Leaders Fund(1)	0	0	$0
Mid Cap Growth Fund	10,712,100	8,325,600	5,490,300
Small Cap Growth Fund	3,252,500	2,253,300	1,194,100
Small Cap Value Fund	2,752,800	2,153,900	2,345,000
Utility Fund	1,510,000	1,298,700	1,230,300
Value Opportunities Fund	2,003,600	1,919,000	1,497,200

(1)	Leaders Fund does not pay the Adviser a fee pursuant to the Advisory Agreement between such Fund and the Adviser, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Leaders Underlying Funds, each such Underlying Fund pays the Adviser a fee based on the assets of such Underlying Fund.

N/A — Not Applicable. Such Fund had not commenced investment operations as of such date.

During the fiscal years ended March 31, 2008, 2007 and 2006, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.

	Fiscal Year Ended March 31,
Fund Name	2008	2007	2006
Asset Allocation Conservative Fund	$44,000	$3,500	N/A
Asset Allocation Growth Fund	82,100	8,600	N/A
Asset Allocation Moderate Fund	87,600	7,200	N/A
Core Equity Fund	45,200	N/A	N/A
Disciplined Small Cap Value Fund	45,800	N/A	N/A
Global Growth Fund	N/A	N/A	N/A
Leaders Fund	0	0	$0
Mid Cap Growth Fund	0	0	14,800
Small Cap Growth Fund	0	0	46,800
Small Cap Value Fund	0	0	0
Utility Fund	0	0	0
Value Opportunities Fund	0	0	0

N/A — Not Applicable. Such Fund had not commenced investment operations as of such date.

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority.

In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaint in May 2008. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund

As of March 31, 2008, Mark A. Bavoso managed 10 registered investment companies with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of March 31, 2008, Robert J. Rossetti managed four registered investment company with a total of approximately $496.3 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Core Equity Fund

As of March 31, 2008, Gregory R. Lai managed 53 registered investment companies with a total of approximately $108.0 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $11.0 million in assets; and 598 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $452.0 million in assets.

As of March 31, 2008, Stephen W. Pelensky managed 53 registered investment companies with a total of approximately $108.0 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $11.0 million in assets; and 598 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $452.0 million in assets.

As of March 31, 2008, Michael A. Petrino managed 53 registered investment companies with a total of approximately $108.0 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $11.0 million in assets; and 598 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $452.0 million in assets.

As of March 31, 2008, Jordan Floriani managed 53 registered investment companies with a total of approximately $108.0 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $11.0 million in assets; and 598 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $452.0 million in assets.

Disciplined Small Cap Value Fund

As of March 31, 2008, Feng Chang managed 10 registered investment companies with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Global Growth Fund

As of February 29, 2008, Kristian Heugh managed two registered investment companies with a total of approximately $404.5 million in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $9 million in assets.

As of February 29, 2008, Alexander Umansky managed three registered investment companies with a total of approximately $2.5 billion in assets; one pooled investment vehicle other than a registered investment company with a total of approximately $46.3 million in assets; and one other account with a total of approximately $111.7 million in assets.

Leaders Fund

As of March 31, 2008, Mark A. Bavoso managed 10 registered investment companies with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mid Cap Growth Fund

As of March 31, 2008, Dennis P. Lynch managed 37 registered investment companies with a total of approximately $22.0 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 6,673 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.7 billion in assets.

As of March 31, 2008, David S. Cohen managed 37 registered investment companies with a total of approximately $22.0 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 6,673 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.7 billion in assets.

As of March 31, 2008, Sam G. Chainani managed 37 registered investment companies with a total of approximately $22.0 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 6,673 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.7 billion in assets.

As of March 31, 2008, Alexander T. Norton managed 37 registered investment companies with a total of approximately $22.0 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 6,673 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.7 billion in assets.

As of March 31, 2008, Jason C. Yeung managed 37 registered investment companies with a total of approximately $22.0 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 6,673 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.7 billion in assets.

Small Cap Growth Fund

As of March 31, 2008, Matthew Hart managed two registered investment companies with a total of approximately $554.5 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $44.5 million in assets; and one other account with a total of approximately $8.9 million in assets.

As of May 31, 2008, Justin A. Speer managed two registered investment companies with a total of approximately $666.2 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $48.7 million in assets; and one other account with a total of approximately $9.8 million in assets.

Small Cap Value Fund

As of March 31, 2008, Richard Glass managed five registered investment companies with a total of approximately $1.8 billion in assets; one pooled investment vehicle other than a registered investment company with a total of approximately $126.6 million in assets; and 1,650 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $240.1 million in assets.

As of March 31, 2008, Alexander Yaggy managed four registered investment companies with a total of approximately $1.8 billion in assets; one pooled investment vehicle other than a registered investment company with a total of approximately $126.6 million in assets; and 1,645 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $240.1 million in assets.

Utility Fund

As of May 31, 2008, Michael Nolan managed zero registered investment companies; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $190,400 in assets.

As of May 31, 2008, Arthur Robb managed zero registered investment companies; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $10.0 million in assets.

Value Opportunities Fund

As of March 31, 2008, B. Robert Baker, Jr. managed 18 registered investment companies with a total of approximately $26.3 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $435.9 million in assets; and 12,041 other accounts (which include separate accounts managed under certain “wrap fee programs”), with a total of approximately $2.1 billion in assets.

As of March 31, 2008, Jason S. Leder managed 17 registered investment companies with a total of approximately $26.2 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $435.9 million in assets; and 12,041 other accounts (which include separate accounts managed under certain “wrap fee programs”), with a total of approximately $2.1 billion in assets.

As of March 31, 2008, Kevin C. Holt managed 17 registered investment companies with a total of approximately $26.2 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $435.9 million in assets; and 12,041 other accounts (which include separate accounts managed under certain “wrap fee programs”), with a total of approximately $2.1 billion in assets.

As of March 31, 2008, James N. Warwick managed 16 registered investment companies with a total of approximately $25.9 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $435.9 million in assets; and 12,041 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.1 billion in assets.

As of March 31, 2008, Devin E. Armstrong managed 17 registered investment companies with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $435.9 million in assets; and 12,041 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.1 billion in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a

Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over such Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser could be seen as harming the performance of such Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, each Fund’s investment performance is measured against the indices listed in each Fund’s Prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor each Fund’s performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund

As of March 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in each of Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund is shown below:
Mark A. Bavoso—none;
Robert J. Rossetti—none;

Core Equity Fund

As of March 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in Core Equity Fund is shown below:
Gregory R. Lai—$100,001–$500,000;
Stephen W. Pelensky—none;
Michael A. Petrino—none;
Jordan Floriani—$1–$10,000.

Disciplined Small Cap Value Fund

As of March 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in Small Cap Value Fund is shown below:
Feng Chang—none.

Global Growth Fund

As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in Global Growth Fund is shown below:
Kristian Hengh—none;
Alexander Umansky—none.

Leaders Fund

As of March 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in Leaders Fund is shown below:
Mark A. Bavoso—none.

Mid Cap Growth Fund

As of March 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in Mid Cap Growth Fund is shown below:
Dennis P. Lynch—none*;
David S. Cohen—none*;
Sam G. Chainani—none*;
Alexander T. Norton—none*;
Jason C. Yeung—none*.

*	Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Small Cap Growth Fund

As of March 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in Small Cap Growth Fund is shown below:
Matthew Hart—$10,001–$50,000.

As of May 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in Small Cap Growth Fund is shown below:
Justin A. Speer—none.

Small Cap Value Fund

As of March 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in Small Cap Value Fund is shown below:
Richard Glass—none*;
Alexander Yaggy—none*.

*	Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Utility Fund

As of May 31, 2008, the dollar range of securities beneficially owned by the portfolio manager in Utility Fund is shown below:
Michael Nolan—none;
Arthur Robb—none.

Value Opportunities Fund

As of March 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in Value Opportunities Fund is shown below:
B. Robert Baker, Jr.—$100,001–$500,000;
Jason S. Leder—$100,001–$500,000;
Kevin C. Holt—$100,001–$500,000;
James N. Warwick—$10,001–$50,000;
Devin E. Armstrong—none.

OTHER AGREEMENTS

Accounting Services Agreement

Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to such Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Legal Services Agreement

Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund’s minute books and records, preparation and oversight of each fund’s regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

Chief Compliance Officer Employment Agreement

Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of such Fund and other Van Kampen funds. The Funds’ Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. Each Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Fund Payments Pursuant to These Agreements

Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Fund the following approximate amounts:

	Fiscal Year Ended March 31,
	2008	2007	2006
Asset Allocation Conservative Fund	$41,700	$29,900	N/A
Asset Allocation Growth Fund	50,000	24,500	N/A
Asset Allocation Moderate Fund	46,600	25,500	N/A
Core Equity Fund	31,800	N/A	N/A
Disciplined Small Cap Value Fund	25,700	N/A	N/A
Global Growth Fund	N/A	N/A	N/A
Leaders Fund	69,400	50,600	$4,900
Mid Cap Growth Fund	161,900	132,600	132,900
Small Cap Growth Fund	71,700	70,000	69,900
Small Cap Value Fund	74,000	72,400	88,100
Utility Fund	54,900	61,400	75,000
Value Opportunities Fund	63,600	69,400	80,000

N/A — Not Applicable. Such Fund had not commenced investment operations as of such date.

DISTRIBUTION AND SERVICE

The Distributor acts as the principal underwriter of each Fund’s shares pursuant to a written agreement (each, a “Distribution and Service Agreement”). The Distributor has the exclusive right to distribute shares of each Fund through authorized dealers on a continuous basis. The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such shares of each Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. Each Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund’s Board of Trustees or (ii) by a vote of a majority of a Fund’s outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to such Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. Each Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days’ written notice. The approximate total underwriting commissions on the sale of shares of each Fund for the last three fiscal years are shown in the chart below.

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	March 31, 2008		March 31, 2007		March 31, 2006
	Total	Amounts	Total	Amounts	Total	Amounts
	Underwriting	Retained by	Underwriting	Retained by	Underwriting	Retained by
Fund Name	Commissions	Distributor	Commissions	Distributor	Commissions	Distributor
Asset Allocation Conservative Fund	$782,000	$131,800	$105,300	$17,300	N/A	N/A
Asset Allocation Growth Fund	1,166,700	181,900	405,800	66,900	N/A	N/A
Asset Allocation Moderate Fund	1,795,100	298,400	417,100	66,900	N/A	N/A
Core Equity Fund	30,600	4,900	N/A	N/A	N/A	N/A
Disciplined Small Cap Value Fund	22,500	3,000	N/A	N/A	N/A	N/A
Global Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A
Leaders Fund	4,339,000	662,800	4,379,400	668,900	$192,400	$24,800
Mid Cap Growth Fund	4,397,400	682,400	5,814,800	926,100	5,608,300	881,300
Small Cap Growth Fund	721,700	99,100	808,000	128,800	799,200	123,400
Small Cap Value Fund	1,189,300	183,700	751,600	115,600	144,900	19,300
Utility Fund	444,400	70,500	281,000	45,600	579,400	91,000
Value Opportunities Fund	363,400	61,300	643,300	104,900	1,443,200	86,300

N/A — Not Applicable. Such Fund had not commenced investment operations as of such date.

With respect to sales of Class A Shares of each Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

	Total Sales Charge		Reallowed
	As % of	As % of	To Dealers
	Offering	Net Amount	As a % of
Size of Investment	Price	Invested	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	*	*	*

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments a Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of a Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. For Core Equity Fund only, no commission will be paid on such investments by retirement plans of the type described in the Class A Shares, Class B Shares and Class C Shares Prospectus of such Funds in the section entitled “Purchase of Shares — Other Purchase Programs — Net asset value purchase options” option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by a Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of a Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of such Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund’s Class C Shares annually commencing in the second year after purchase.

With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of such Fund’s Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of a Fund’s Class R Shares.

Each Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each Fund also adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” The Plans provide that a Fund may spend a portion of such Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of a Fund’s shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, “Selling Agreements”) that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of a Fund are referred to herein as “financial intermediaries.”

Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which each Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for each Fund to pay the Distributor the lesser of (i) the amount of the Distributor’s actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent the Distributor’s actual net expenses in a given year are less than the plan fees for such year, a Fund only pays the actual net expenses. Alternatively, to the extent the Distributor’s actual net expenses in a given year exceed the plan fees for such year, a Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by a Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for a Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor’s actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by such Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, each Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

As of March 31, 2008, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, and the percentage of each Fund’s net assets attributable to Class B Shares and Class C Shares are represented below.

	B Shares		C Shares
		Approximate		Approximate
	Approximate	Percentage of	Approximate	Percentage of
	Unreimbursed	Fund’s Net	Unreimbursed	Fund’s Net
Fund Name	Distribution	Assets	Distribution	Assets
Asset Allocation Conservative Fund	$78,000	1.07%	$27,200	†
Asset Allocation Growth Fund	213,200	1.61%	26,400	†
Asset Allocation Moderate Fund	224,500	1.42%	50,600	†
Core Equity Fund	0	0.00%	1,200	†
Disciplined Small Cap Value Fund	0	0.00%	0	0.00%
Global Growth Fund	N/A	N/A	N/A	N/A
Leaders Fund	1,697,400	2.71%	84,500	†
Mid Cap Growth Fund	0	0.00%	98,600	†
Small Cap Growth Fund	149,300	†	81,700	†
Small Cap Value Fund	0	0.00%	200,700	†
Utility Fund	491,300	1.20%	75,200	†
Value Opportunities Fund	277,400	1.13%	0	0.00%

† Amount is less than 1.00%.

N/A — Not Applicable. Such Fund had not commenced investment operations as of such date.

If the Plans are terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by such Fund or recovered through contingent deferred sales charges.

Because each Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

For the fiscal year ended March 31, 2008, the Distributor received aggregate fees under the Plans as follows:

			Amounts Paid to Reimburse Distributor
			for the Following Payments:
			Commissions &	Fees Paid
	Fiscal Year	Percentage of	Transaction	to Financial
	Ended	Average	Fees Paid to	Intermediaries
	March 31,	Daily Net	Financial	for Servicing and
Fund Name	2008	Assets	Intermediaries	Administering Plans
Asset Allocation Conservative Fund
Class A Shares	$49,105	0.25%	$0	$49,105
Class B Shares	30,841	1.00%	23,131	7,710
Class C Shares	61,263	1.00%	33,082	28,181
Asset Allocation Growth Fund
Class A Shares	98,385	0.25%	0	98,385
Class B Shares	82,097	1.00%	61,573	20,524
Class C Shares	68,160	1.00%	43,622	24,538
Asset Allocation Moderate Fund
Class A Shares	101,967	0.25%	0	101,967
Class B Shares	85,240	1.00%	63,930	21,310
Class C Shares	87,479	1.00%	64,734	22,745
Core Equity Fund
Class A Shares	2,552	0.25%	0	2,552
Class B Shares	318	0.43%	133	185
Class C Shares	1,014	0.79%	950	64
Class R Shares	294	0.50%	0	294
Disciplined Small Cap Value Fund
Class A Shares	3,986	0.25%	0	3,986
Class B Shares	4,003	0.34%	1,085	2,918
Class C Shares	1,192	0.10%	1,192	0
Global Growth Fund
Class A Shares	N/A	N/A	N/A	N/A
Class B Shares	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A

			Amounts Paid to Reimburse Distributor
			for the Following Payments:
			Commissions &	Fees Paid
	Fiscal Year	Percentage of	Transaction	to Financial
	Ended	Average	Fees Paid to	Intermediaries
	March 31,	Daily Net	Financial	for Servicing and
Fund Name	2008	Assets	Intermediaries	Administering Plans
Leaders Fund
Class A Shares	$467,528	0.25%	$0	$467,528
Class B Shares	560,961	1.00%	420,721	140,240
Class C Shares	421,327	1.00%	206,450	214,877
Mid Cap Growth Fund
Class A Shares	2,977,412	0.25%	0	2,977,412
Class B Shares	1,425,537	0.76%	957,497	468,040
Class C Shares	1,065,444	1.00%	202,434	863,010
Class R Shares	0	0	0	0
Small Cap Growth Fund
Class A Shares	699,746	0.25%	0	699,746
Class B Shares	506,821	1.00%	380,116	126,705
Class C Shares	390,429	1.00%	113,224	277,205
Small Cap Value Fund
Class A Shares	580,945	0.25%	0	580,945
Class B Shares	710,461	0.69%	452,578	257,883
Class C Shares	560,754	1.00%	246,732	314,022
Utility Fund
Class A Shares	420,238	0.25%	0	420,238
Class B Shares	461,529	1.00%	346,147	115,382
Class C Shares	180,561	1.00%	18,056	162,505
Value Opportunities Fund
Class A Shares	459,782	0.25%	0	459,782
Class B Shares	340,148	1.00%	255,111	85,037
Class C Shares	275,889	0.99%	27,150	248,739

N/A — Not Applicable. The Fund had not commenced investment operations as of such date.

In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of a Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and certain other authorized dealers in connection with the sale or retention of a Fund’s shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of a Fund’s shares, providing a Fund and other Van Kampen funds with “shelf space” or a higher profile with the authorized dealer’s financial advisors and consultants, placing a Fund and other Van Kampen funds on the authorized dealer’s preferred or recommended fund list, granting the Distributor access to the authorized dealer’s financial advisors and consultants, providing assistance in training and educating the authorized dealer’s personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer’s customers (which could include current or aged assets of a Fund and/or some or all other Van Kampen funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider) (excluding shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of a Fund’s shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of a Fund’s shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund SolutionSM Program, Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of a Fund’s shares held.

With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of a Fund’s shares and/or (b) an ongoing annual fee in an amount up to 0.15% of the value of a Fund’s shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of a Fund’s shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of a Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund’s shares.

From time to time, the Distributor may enter into agreements with broker-dealers to offer the Funds through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

With respect to the following Funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm’s retirement plan alliance program(s):

Asset Allocation Conservative Fund, Asset Allocation Growth Fund and Asset Allocation Moderate Fund

(i) Expert Plan, (ii) Hartford Life Insurance Company, (iii) Hartford Securities Distribution Company, Inc., (iv) JPMorgan Retirement Plan Services LLC, (v) Massachusetts Mutual Life Insurance Company, (vi) Reliance Trust Company and (vii) The Princeton Retirement Group, Inc.

Leaders Fund

(i) Expert Plan, (ii) Hartford Life Insurance Company, (iii) Hartford Securities Distribution Company, Inc., (iv) JPMorgan Retirement Plan Services LLC, (v) Massachusetts Mutual Life Insurance Company, (vi) Reliance Trust Company and (vii) The Princeton Retirement Group, Inc.

Mid Cap Growth Fund

(i) American Century Retirement Plan Services, (ii) SunGard Investment Products Inc., (iii) GoldK Investment Services, Inc., (iv) ABN Amro Trust Services Co., (v) AMVESCAP Retirement, Inc., (vi) Northern Trust Retirement Consulting, LLC, (vii) MetLife Securities, Inc., (viii) ExpertPlan, (ix) Hartford Life Insurance Company, (x) Hartford Securities Distribution Company, Inc., (xi) JPMorgan Retirement Plan Services LLC, (xii) Massachusetts Mutual Life Insurance Company, (xiii) Reliance Trust Company and (xiv) The Princeton Retirement Group, Inc.

Small Cap Value Fund

(i) American Century Retirement Plan Services Inc., (ii) First Union National Bank, (iii) GoldK Investment Services, Inc., (iv) SunGard Institutional Brokerage Inc., (v) ABN Amro Trust Services Co., (vi) AMVESCAP Retirement, Inc., (vii) Northern Trust Retirement Consulting, LLC, (viii) MetLife Securities, Inc. (ix) ExpertPlan, (x) Hartford Life Insurance Company, (xi) Hartford Securities Distribution Company, Inc., (xii) JPMorgan Retirement Plan Services LLC, (xiii) Massachusetts Mutual Life Insurance Company, (xiv) Reliance Trust Company and (xv) The Princeton Retirement Group, Inc.

Utility Fund

(i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (ii) First Union National Bank, (iii) The Prudential Insurance Company of America, (iv) AMVESCAP Retirement, Inc., (v) Lincoln National Life Insurance Company, (vi) National Deferred Compensation, Inc., (vii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (viii) Union Bank of California, N.A., (ix) Vanguard Marketing Corporation (a wholly-owned subsidiary of the Vanguard Group, Inc.), (x) American Century Retirement Plan Services Inc., (xi) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (xii) Fidelity Investments Institutional Operations Company, Inc., (xiii) Key Bank N.A., (xiv) Smith Barney, Inc., (xv) SunGard Institutional Brokerage Inc., (xvi) GoldK Investment Services, Inc., (xvii) Buck Consultants, Inc., (xviii) ABN Amro Trust Services Co., (xix) Northern Trust Retirement Consulting, LLC, (xx) MetLife Securities, Inc., (xxi) ExpertPlan, (xxii) Hartford Life Insurance Company, (xxiii) Hartford Securities Distribution Company, Inc., (xxiv) JPMorgan Retirement Plan Services LLC, (xxv) Massachusetts Mutual Life Insurance Company, (xxvi) Reliance Trust Company and (xxvii) The Princeton Retirement Group, Inc.

Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

TRANSFER AGENT

The Funds’ transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with each Fund and are approved by each Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund’s portfolio business, the policies and practices in this regard are subject to review by each Fund’s Board of Trustees.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to a Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with a Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds’ shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Funds’ Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

Unless otherwise described below, each Fund paid no commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:

	Asset
	Allocation	Asset	Asset		Disciplined	Global
Fiscal Year Ended	Conservative	Allocation	Allocation	Core	Small Cap	Growth
March 31, 2008	Fund	Growth Fund	Moderate Fund	Equity Fund	Value Fund	Fund
Total brokerage commissions	$3,458	$8,108	$8,392	$3,396	$6,653	N/A
Commissions with Morgan Stanley & Co.	0	0	0	14	0	N/A
Commissions with Morgan Stanley DW Inc.	0	0	0	0	0	N/A
Percentage of commissions with affiliate to total commissions	0.00%	0.00%	0.00%	0.41%	0.00%	N/A
Percentage of total value of brokerage transactions with affiliate	0.00%	0.00%	0.00%	0.08%	0.00%	N/A
Commission paid for research services provided to Adviser	0	0	0	3,382	5,522	N/A
Value of research transactions	0	0	0	16,923,300	9,909,641	N/A

						Value
	Leaders	Mid Cap	Small Cap	Small Cap	Utility	Opportunities
	Fund	Growth Fund	Growth Fund	Value Fund	Fund	Fund
Total brokerage commissions	$0	$1,320,332	$1,635,060	$441,604	$88,968	$428,348
Commissions with Morgan Stanley & Co.	0	87,547	0	0	0	30,705
Commissions with Morgan Stanley DW Inc.	0	0	33,300	1,343	8,078	0
Percentage of commissions with affiliate to total commissions	0.00%	6.63%	2.04%	0.30%	9.08%	7.17%
Percentage of total value of brokerage transactions with affiliate	0.00%	0.70%	0.51%	0.01%	0.30%	0.38%
Commission paid for research services provided to Adviser	0	1,151,791	1,496,627	359,894	71,700	379,622
Value of research transactions	0	1,459,899,127	1,395,186,727	247,951,168	99,104,024	215,349,074

	Asset
	Allocation	Asset	Asset		Disciplined	Global
Fiscal Year Ended	Conservative	Allocation	Allocation	Core	Small Cap	Growth
March 31, 2007	Fund	Growth Fund	Moderate Fund	Equity Fund	Value Fund	Fund
Total brokerage commissions	$0	$0	$0	N/A	$2,056	N/A
Commissions with Morgan Stanley & Co.	0	0	0	N/A	0	N/A
Commissions with Morgan Stanley DW Inc.	0	0	0	N/A	0	N/A
Percentage of commissions with affiliate to total commissions	N/A	N/A	N/A	N/A	0.00%	N/A
Percentage of total value of brokerage transactions with affiliate	N/A	N/A	N/A	N/A	0.00%	N/A
Commission paid for research services provided to Adviser	0	0	0	N/A	0	N/A
Value of research transactions	0	0	0	N/A	0	N/A

						Value
	Leaders	Mid Cap	Small Cap	Small Cap	Utility	Opportunities
	Fund	Growth Fund	Growth Fund	Value Fund	Fund	Fund
Total brokerage commissions	$0	$1,557,856	$2,216,672	$378,795	$109,212	$510,409
Commissions with Morgan Stanley & Co.	0	19,924	0	0	0	11,317
Commissions with Morgan Stanley DW Inc.	0	0	72,312	162	48,426	0
Percentage of commissions with affiliate to total commissions	0.00%	1.28%	3.26%	0.04%	44.34%	2.22%
Percentage of total value of brokerage transactions with affiliate	0.00%	0.65%	1.06%	0.00%	7.31%	0.09%
Commission paid for research services provided to Adviser	0	2,434,354	1,971,946	290,786	80,818	429,758
Value of research transactions	0	1,374,584,923	1,356,188,631	203,848,937	69,693,070	205,177,173

Asset
	Allocation	Asset	Asset		Disciplined	Global
Fiscal Year Ended	Conservative	Allocation	Allocation	Core	Small Cap	Growth
March 31, 2006	Fund	Growth Fund	Moderate Fund	Equity Fund	Value Fund	Fund
Total brokerage commissions	N/A	N/A	N/A	N/A	N/A	N/A
Commissions with Morgan Stanley & Co.	N/A	N/A	N/A	N/A	N/A	N/A
Commissions with Morgan Stanley DW Inc.	N/A	N/A	N/A	N/A	N/A	N/A
Percentage of commissions with affiliate to total commissions	N/A	N/A	N/A	N/A	N/A	N/A
Percentage of total value of brokerage transactions with affiliate	N/A	N/A	N/A	N/A	N/A	N/A
Commission paid for research services provided to Adviser	N/A	N/A	N/A	N/A	N/A	N/A
Value of research transactions	N/A	N/A	N/A	N/A	N/A	N/A

						Value
	Leaders	Mid Cap	Small Cap	Small Cap		Opportunities
	Fund	Growth Fund	Growth Fund	Value Fund	Utility Fund	Fund
Total brokerage commissions	$0	$1,268,073	$1,258,790	$490,726	$177,366	$384,602
Commissions with Morgan Stanley & Co.	0	8,302	0	0	0	18,074
Commissions with Morgan Stanley DW Inc.	0	0	111,571	1,373	56,392	0
Percentage of commissions with affiliate to total commissions	N/A	0.65%	8.86%	0.28%	31.79%	4.70%
Percentage of total value of brokerage transactions with affiliate	N/A	0.36%	2.82%	0.12%	3.91%	0.22%
Commission paid for research services provided to Adviser	0	1,021,534	1,143,926	374,222	125,732	332,195
Value of research transactions	0	946,275,732	737,207,666	210,575,381	96,693,090	172,270,126

N/A = Not Applicable. Such Fund had not commenced investment operations as of such date.

SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund’s Prospectuses captioned “Shareholder Services.”

Investment Account

Each shareholder has an investment account under which the investor’s shares of a Fund are held by Investor Services, each Fund’s transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

Share Certificates

Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of such Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, P.O. Box 219286, Kansas City, Missouri 64121-9286, requesting an “Affidavit of Loss” and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

Retirement Plans

Eligible investors may establish individual retirement accounts (“IRAs”); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House (“ACH”) Deposits

Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder’s bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder’s designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

Dividend Diversification

A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from such Fund.

Systematic Withdrawal Plan

A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by a Fund. See “Shareholder Services — Retirement Plans.”

Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder’s initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder’s investment at the time the plan is established.

Under the plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days’ notice to its shareholders.

Reinstatement Privilege

A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of such Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class R Shares or Class I Shares of a Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called “wash sale” rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder’s tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder’s holding period for such shares will include the holding period for the redeemed shares.

REDEMPTION OF SHARES

Redemptions are not made on days during which the New York Stock Exchange (the “Exchange”) is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

In addition, if the Funds’ Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by such Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Purchase of Shares—Class A Shares,” there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge (“CDSC-Class A”) may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder’s account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder’s account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Redemption of Shares,” redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge (“CDSC-Class B and C”). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability

Each Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Funds do not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans

A Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, a Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

Each Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder’s investment in a Fund will be redeemed systematically by such Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

The amount of the shareholder’s investment in a Fund at the time the plan is established with respect to such Fund is hereinafter referred to as the “initial account balance.” If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from a Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder’s initial account balance. Each Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

No Initial Commission or Transaction Fee

A Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. A Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See “Purchase of Shares—Waiver of Contingent Deferred Sales Charge” in the Class A Shares, Class B Shares and Class C Shares Prospectuses.

Involuntary Redemptions of Shares

Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

Redemption by Adviser

A Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

TAXATION

Federal Income Taxation of the Funds

The Trust and each Fund will be treated as separate corporations for federal income tax purposes. Each Fund and Underlying Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, each Fund and Underlying Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If a Fund or an Underlying Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund and Underlying Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund or an Underlying Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, each Fund and Underlying Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund or an Underlying Fund will be treated as having been distributed.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. If an Underlying Fund failed to qualify as a regulated investment company in any taxable year (and therefore were taxed as an ordinary corporation), then any Fund investing in that Underlying Fund also could fail to qualify as a regulated investment company due to a violation of the asset diversification requirements applicable to regulated investment companies. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of each Fund’s, except the Asset Allocation Funds and Leaders Fund, and each Underlying Fund’s investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause such Fund or Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that such Fund or Underlying Fund must meet to be treated as a regulated investment company. Each such Fund and Underlying Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of such Fund as a regulated investment company.

Investments of a Fund or Underlying Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund or Underlying Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations held by a Fund or an Underlying Fund may constitute taxable income when distributed to such Fund’s shareholders.

Passive Foreign Investment Companies

Each Fund, except for the Asset Allocation Funds and Leaders Fund, and certain Underlying Funds may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause a Fund or an Underlying Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

Distributions to Shareholders

Distributions of a Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund’s net capital gains, designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to “qualified dividend income” received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as each Fund and each Underlying Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because each Fund, except the Asset Allocation Funds and the Leaders Fund, intends to invest a portion of its assets in common stocks and/or other equity securities, a portion of the ordinary income dividends paid by such funds should be eligible for the reduced rate applicable to “qualified dividend income.” In addition, because the Asset Allocation Funds and the Leaders Fund may invest a portion of their assets in Underlying Funds which invest in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Asset Allocation Funds and the Leaders Fund may be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends paid by a Fund or an Underlying Fund will consist of “qualified dividend income.” Because certain Underlying Funds intend to invest primarily in debt securities, ordinary income dividends paid by each such Fund to an Asset Allocation Fund or the Leaders Fund generally will not be eligible for the reduced rate applicable to “qualified dividend income.” To the extent that distributions from a Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see “Capital Gains Rates” below.

Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Certain types of income that a Fund or an Underlying Fund may receive from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause such fund to designate some or all of its distributions as “excess inclusion income.” In the hands of such fund’s shareholders, such excess inclusion income (i) may constitute taxable income, as “unrelated business taxable income,” for those shareholders that would otherwise be tax-exempt (such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities), (ii) may not be offset against net operating losses for tax purposes, (iii) may not be eligible for reduced U.S. withholding tax rates for Non-U.S. Shareholders (as defined below) even under an otherwise applicable income tax treaty and (iv) may cause such fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (including, but not limited to, certain governments, governmental agencies and charitable remainder trusts), are shareholders of such fund. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisers about the implications of these rules on their particular tax situations.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from each Fund and certain Underlying Funds may be eligible for the corporate dividends received deduction if such fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied. Distributions from certain Underlying Funds generally will not be eligible for the corporate dividends received deduction.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Income from investments in foreign securities received by a Fund or an Underlying Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund’s or an Underlying Fund’s income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, a Fund’s or an Underlying Fund’s income available for distribution is decreased or eliminated, all or a portion of the dividends declared by such fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder’s tax basis in a fund’s shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

Sale of Shares

The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see “Capital Gains Rates” below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

Withholding on Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a “Non-U.S. Shareholder” shall include any shareholder who is not:

•	an individual who is a citizen or resident of the United States;

•	a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from a Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not “effectively connected” with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to such Fund a properly completed Internal Revenue Service (“IRS”) Form W-8BEN certifying the shareholder’s non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See “Backup Withholding” and “Information Reporting” below.

If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder’s U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from a Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

Backup Withholding

Each Fund may be required to withhold federal income tax at a rate of 28% (through 2010) (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish a Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder) (ii) the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Withholding on Payments to Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, a Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.

General

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

FUND PERFORMANCE

From time to time each Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of such Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in such Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in a Fund’s shares at net asset value; and that any applicable contingent deferred sales charge has been paid. A Fund’s total return will vary depending on market conditions, the securities comprising such Fund’s portfolio, such Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares, where applicable, of a Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

The after-tax returns of a Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

A Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of such Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of a Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

From time to time, a Fund may include in its sales literature and shareholder reports a quotation of the current “distribution rate” for each class of shares of such Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Fund’s investments, and from total return which is a measure of the income actually earned by a Fund’s investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund’s performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by a Fund. Distribution rates will be computed separately for each class of a Fund’s shares.

From time to time, a Fund’s marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. A Fund’s marketing materials may also show such Fund’s asset class diversification, top sector holdings and largest holdings and other information about such Fund, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds’ shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. A Fund may also be marketed on the internet.

In reports or other communications to shareholders or in advertising material, a Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of a Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the

SEC and will be computed separately for each class of a Fund’s shares. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce such Fund’s performance. A Fund will include performance data for each class of shares of such Fund in any advertisement or information including performance data of such Fund.

Mid Cap Growth Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, Mid Cap Growth Fund operated with a limited amount of capital being invested by affiliates of such Fund’s Adviser. Prior to February 3, 1997, Mid Cap Growth Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. Mid Cap Growth Fund commenced a broad public offering of its shares on February 3, 1997. Mid Cap Growth Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. Mid Cap Growth Fund may, from time to time, close and reopen the offering of its shares to new investors as market conditions permit. Prior to February 3, 1997, Mid Cap Growth Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting Mid Cap Growth Fund’s 1996 performance was such Fund’s investments in initial public offerings (IPOs). These investments had a greater effect on Fund’s 1996 performance than similar investments made in subsequent years, in part because of the smaller size of Mid Cap Growth Fund in 1996. There is no assurance that Mid Cap Growth Fund’s future investments in IPOs will have the same affect on performance as the IPOs did in 1996. Mid Cap Growth Fund’s investment results are based on historical performance and are not intended to indicate future performance.

A Fund may also utilize performance information in hypothetical illustrations. For example, a Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

Each Fund’s Annual Report and Semiannual Report contain additional performance information. A copy of each Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing a Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of a Fund’s investment objective and policies as well as the risks incurred in such Fund’s investment practices.

		Average Annual Total Return,			Cumulative
		Period Ended March 31, 2008			Non-Standardized
				Ten-Year	Total Return
	Inception			or Since	Since	Since
	Date	One-Year(1)	Five-Year(1)	Inception(1)	Inception(1)	Inception(2)

Asset Allocation Conservative Fund
Class A Shares	9/25/2006	−4.61%	N/A	0.84%	1.27%	7.45%
Class B Shares	9/25/2006	−4.52%	N/A	1.41%	2.14%	6.14%
Class C Shares	9/25/2006	−0.62%	N/A	4.02%	6.15%	6.15%
Class I Shares	9/25/2006	1.37%	N/A	5.12%	7.85%	7.85%
Asset Allocation Growth Fund
Class A Shares	9/25/2006	−6.01%	N/A	2.50%	3.80%	10.13%
Class B Shares	9/25/2006	−6.02%	N/A	3.09%	4.71%	8.71%
Class C Shares	9/25/2006	−2.06%	N/A	5.72%	8.78%	8.78%
Class I Shares	9/25/2006	−0.09%	N/A	6.90%	10.62%	10.62%

		Average Annual Total Return,			Cumulative
		Period Ended March 31, 2008			Non-Standardized
				Ten-Year	Total Return
	Inception			or Since	Since	Since
	Date	One-Year(1)	Five-Year(1)	Inception(1)	Inception(1)	Inception(2)

Asset Allocation Moderate Fund
Class A Shares	9/25/2006	−5.67%	N/A	1.63%	2.47%	8.72%
Class B Shares	9/25/2006	−5.57%	N/A	2.25%	3.42%	7.42%
Class C Shares	9/25/2006	−1.68%	N/A	4.88%	7.48%	7.48%
Class I Shares	9/25/2006	0.25%	N/A	5.98%	9.18%	9.18%
Core Equity Fund
Class A Shares	8/27/2007	N/A	N/A	−14.88%	−14.88%	−9.69%
Class B Shares	8/27/2007	N/A	N/A	−14.25%	−14.25%	−9.79%
Class C Shares	8/27/2007	N/A	N/A	−10.85%	−10.85%	−9.96%
Class I Shares	8/27/2007	N/A	N/A	−9.57%	−9.57%	−9.57%
Class R Shares	8/27/2007	N/A	N/A	−9.80%	−9.80%	−9.80%

						Cumulative
		Average Annual Total Return,				Non-Standardized
		Period Ended March 31, 2008				Total Return,
				Ten-Year		Period Ended March 31, 2008
	Inception			or Since		Since	Since
	Date	One-Year(1)	Five-Year(1)	Inception(1)		Inception(1)	Inception(3)

Disciplined Small Cap Value Fund
Class A Shares	3/30/2007	−23.03%	N/A	−22.98	%(2)	−23.03%	−18.34%
Class B Shares	3/30/2007	−22.34%	N/A	−21.51	%(2)	−21.56%	−18.42%
Class C Shares	3/30/2007	−19.01%	N/A	−18.18	%(2)	−18.22%	−18.22%
Class I Shares	3/30/2007	−18.09%	N/A	−18.05	%(2)	−18.09%	−18.09%
Global Growth Fund
Class A Shares	N/A	N/A	N/A	N/A		N/A	N/A
Class B Shares	N/A	N/A	N/A	N/A		N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A		N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A		N/A	N/A
Leaders Fund
Class A Shares	2/27/2006	−10.27%	N/A	1.26	%(2)	2.66%	8.92%
Class B Shares	2/27/2006	−10.15%	N/A	2.00	%(2)	4.23%	7.23%
Class C Shares	2/27/2006	−6.43%	N/A	3.40	%(2)	7.23%	7.23%
Class I Shares	2/27/2006	−4.62%	N/A	4.42	%(2)	9.46%	9.46%
Mid Cap Growth Fund
Class A Shares	12/27/1995	−2.11%	15.26%	6.79%		373.49%	402.37%
Class B Shares(4)	12/27/1995	−1.26%	15.65%	6.77%		375.66%	375.66%
Class C Shares(5)	12/27/1995	2.18%	15.77%	6.61%		360.89%	360.89%
Class I Shares	8/12/2005	4.12%	N/A	9.09	%(2)	25.74%	25.74%
Class R Shares	7/15/08	N/A	N/A	N/A		N/A	N/A
Small Cap Growth Fund
Class A Shares	11/27/2000	−4.98%	16.53%	0.22	%(2)	1.64%	7.85%
Class B Shares	11/27/2000	−4.66%	16.90%	0.30	%(2)	2.23%	2.23%
Class C Shares	11/27/2000	−0.91%	17.04%	0.29	%(2)	2.13%	2.13%
Class I Shares	2/2/2006	0.88%	N/A	3.79	%(2)	8.34%	8.34%
Small Cap Value Fund
Class A Shares	6/21/1999	−14.51%	15.30%	9.96	%(2)	130.19%	144.23%
Class B Shares	6/21/1999	−13.69%	15.72%	9.94	%(2)	129.68%	129.68%
Class C Shares	6/21/1999	−10.75%	15.81%	9.88	%(2)	128.67%	128.67%
Class I Shares	8/12/2005	−9.03%	N/A	7.04	%(2)	19.62%	19.62%

						Cumulative
		Average Annual Total Return,				Non-Standardized
		Period Ended March 31, 2008				Total Return,
				Ten-Year		Period Ended March 31, 2008
	Inception			or Since		Since	Since
	Date	One-Year(1)	Five-Year(1)	Inception(1)		Inception(1)	Inception(3)

Utility Fund
Class A Shares	7/28/1993	−8.32%	15.29%	6.40%		230.97%	251.10%
Class B Shares(4)	7/28/1993	−7.29%	15.61%	6.38%		230.10%	230.10%
Class C Shares(5)	8/13/1993	−4.41%	15.77%	6.23%		221.42%	221.42%
Class I Shares	N/A	N/A	N/A	N/A		N/A	N/A
Value Opportunities Fund
Class A Shares	6/25/2001	−22.78%	10.20%	3.14	%(2)	23.28%	30.80%
Class B Shares	6/25/2001	−22.41%	10.52%	3.27	%(2)	24.32%	24.32%
Class C Shares	6/25/2001	−19.43%	10.72%	3.27	%(2)	24.34%	24.34%
Class I Shares	3/23/2005	−17.91%	N/A	1.65	%(2)	5.08%	5.08%

(1)	Includes payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(2)	Reflects “since inception” return.

(3)	Excludes payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(4)	Each Fund’s average annual total return and cumulative non-standardized total return for Class B Shares reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

(5)	Each Fund’s cumulative non-standardized total return for Class C Shares reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.

N/A — Not Applicable. Such Fund/Class of shares had not commenced investment operations as of such date.

Class I Share Performance for the Underlying Funds as of March 31, 2008

	Class I
Van Kampen Fund	Inception Date	One Year	Five Year	Ten Year	Since Inception

Equity Funds
American Franchise	6/23/2005	−8.46%	N/A	N/A	4.66%
American Value	2/07/2006	−4.41%	N/A	N/A	6.80%
Comstock	10/29/2004	−11.30%	N/A	N/A	4.98%
Core Equity	8/27/2007	N/A	N/A	N/A	−9.57%
Disciplined Small Cap Value	3/30/2007	−18.09%	N/A	N/A	−18.05%
Emerging Markets	4/06/2006	18.17%	N/A	N/A	18.54%
Enterprise	8/12/2005	−4.92%	N/A	N/A	3.31%

	Class I
Van Kampen Fund	Inception Date	One Year	Five Year	Ten Year	Since Inception

Equity and Income	12/22/2004	−4.35%	N/A	N/A	5.17%
Equity Growth	8/12/2005	0.75%	N/A	N/A	7.34%
Equity Premium Income	6/26/2006	−6.67%	N/A	N/A	3.08%
Global Equity Allocation	N/A	N/A	N/A	N/A	N/A
Global Franchise	10/13/2006	−3.38%	N/A	N/A	5.98%
Global Value Equity	12/13/2006	−6.72%	N/A	N/A	−2.59%
Growth and Income	10/19/2004	−7.13%	N/A	N/A	8.47%
Harbor	3/23/2005	−1.84%	N/A	N/A	5.82%
International Advantage	8/12/2005	−2.73%	N/A	N/A	12.30%
International Growth	8/03/1995	2.35%	22.77%	8.05%	9.09%
Mid Cap Growth	8/12/2005	4.12%	N/A	N/A	9.09%
Capital Growth	8/12/2005	4.79%	N/A	N/A	8.40%
Real Estate Securities	7/21/2005	−18.01%	N/A	N/A	7.98%
Small Cap Growth	2/2/2006	0.88%	N/A	N/A	3.79%
Small Cap Value	8/12/2005	−9.03%	N/A	N/A	7.04%
Strategic Growth	10/16/2000	1.00%	9.27%	N/A	−7.52%
Technology	N/A	N/A	N/A	N/A	N/A
Utility	N/A	N/A	N/A	N/A	N/A
Value Opportunities	3/23/2005	−17.91%	N/A	N/A	1.65%
Fixed Income Funds
Core Plus Fixed Income	1/26/2007	2.64%	N/A	N/A	3.76%
Corporate Bond	8/12/2005	3.14%	N/A	N/A	3.49%
Government Securities	8/12/2005	4.29%	N/A	N/A	3.70%
High Yield	3/23/2005	−0.47%	N/A	N/A	4.29%
Limited Duration	8/12/2005	−5.37%	N/A	N/A	0.27%
U.S. Mortgage	9/25/2006	3.00%	N/A	N/A	3.77%
N/A = Not Applicable.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Policy”). Pursuant to the Policy, information concerning each Fund’s portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund and the Adviser to each Fund’s shareholders. Each Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Policy is implemented and overseen by the Portfolio Holdings Review Committee (the “PHRC”), which is described in more detail below.

Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to a Fund’s public web site. On its public web site, each Fund currently makes available complete portfolio holdings at least 31 calendar days after the end of each calendar quarter.

Each Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Fund’s Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

Pre-Authorized Categories. Pursuant to the Policy, a Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which such Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Funds’ Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide “interest lists” to broker-dealers who execute securities transactions for a Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

Shareholders In-Kind Distributions. A Fund’s shareholders may, in some circumstances, elect to redeem their shares of such Fund in exchange for their pro rata share of the securities held by such Fund. In such circumstances, pursuant to the Policy, such Funds’ shareholders may receive a complete listing of the portfolio holdings of such Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

Attribution Analyses. Pursuant to the Policy, a Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

Transition Managers. Pursuant to the Policy, a Fund may disclose portfolio holdings to transition managers, provided that such Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

Other Entities. Pursuant to the Policy, a Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and such Fund’s Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

•	address any outstanding issues relating to the Policy;

•	monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

•	review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

•	generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

•	monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of a Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on each Fund’s disclosure of portfolio holdings information and the proceedings of PHRC meetings.

Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund’s portfolio holdings. Each Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency	Lag Time

Service Providers
State Street Bank and Trust Company (*)	Full portfolio holdings	Daily basis	(2)
Institutional Shareholder Services (ISS) (proxy voting
agent) (*)	Full portfolio holdings	Twice a month	(2)
S&P Securities Valuation, Inc. (formerly
JJ Kenney) (*)	Full portfolio holdings	As needed	(2)
FT Interactive Data Pricing Service
Provider (*)	Full portfolio holdings	As needed	(2)
Van Kampen Investor Services Inc. (*)	Full portfolio holdings	As needed	(2)

Name	Information Disclosed	Frequency	Lag Time

David Hall (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)
Windawi (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)
Fund Rating Agencies
Lipper (*)	Full portfolio holdings	Monthly and quarterly basis	Approximately 1 day after previous month end and approximately 30 days after quarter end, respectively
Morningstar (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Standard & Poor’s (*)	Full portfolio holdings	Monthly	As of previous month end
Consultants and Analysts
Arnerich Massena & Associates, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Bloomberg (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Cambridge Associates (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
CTC Consulting, Inc. (**)	Top Ten and Full portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Credit Suisse
First Boston (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Evaluation Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end

Name	Information Disclosed	Frequency	Lag Time

Fund Evaluation Group (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum &
Associates (*)	Full portfolio holdings (5)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Hammond Associates (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hartland & Co. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Merrill Lynch (*)	Full portfolio holdings	Monthly basis	Approximately 1 day after previous month end
Mobius (**)	Top Ten portfolio holdings (4)	Monthly basis	At least 15 days after month end
Nelsons (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
PSN (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical
Services, Inc. (**)	Top Ten and Full portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc. (*)	Top Ten portfolio holdings (7)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Thompson Financial (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants,
Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency	Lag Time

Yanni Partners (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Provider
Fact Set (*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	Each Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	As needed after the end of the semi-annual and/or annual period.

(4)	Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(5)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(6)	This information will also be provided upon request from time to time.

(7)	Full portfolio holdings will also be provided upon request from time to time.

Each Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to such Fund or the Adviser. These persons currently are (i) each Fund’s independent registered public accounting firm (as of such Fund’s fiscal year end and on an as needed basis), (ii) counsel to each Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

Custody of Assets

Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each Fund and all cash, including proceeds from the sale of shares of each Fund and of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to each Fund.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by each Fund’s independent registered public accounting firm.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix B is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. Each Fund’s most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. Each Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for each Fund performs an annual audit of each Fund’s financial statements. The Funds’ Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be each Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to each Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL STATEMENTS

The audited financial statements of each Fund are incorporated herein by reference to the Annual Report to shareholders of each Fund dated March 31, 2008. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust’s filing on Form N-CSR as filed with the SEC on May 30, 2008. The Annual Report may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s — A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

BB, B, CCC, CC, C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1,’ ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A short-term rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Dual Ratings

S&P assigns ‘dual’ ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B — MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

B-1

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

B-2

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances

B-3

will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.	We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as

B-4

determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

B-5

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

B-6

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

B-7

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

B-8

PART C: OTHER INFORMATION

Item 23. Exhibits.
           (a) (1) Agreement and Declaration of Trust(27)
                (2) Certificate of Amendment(29)
                (3) Certificate of Designation for:

(i)	Van Kampen Utility Fund(50)
(ii)	Van Kampen Mid Cap Growth Fund(65)
(iii)	Van Kampen Aggressive Growth Fund(59)
(iv)	Van Kampen Small Cap Value Fund(48)
(v)	Van Kampen Small Company Growth Fund††
(vi)	Van Kampen Small Cap Growth Fund(50)
(vii)	Van Kampen Select Growth Fund(52)
(viii)	Van Kampen Value Opportunities Fund(50)
(ix)	Van Kampen Leaders Fund(53)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund(62)
(xv)	Van Kampen Global Growth Fund(69)
           (b) Amended & Restated By-Laws†
           (c) Specimen Share Certificates for:

(i)	Van Kampen Utility Fund(50)
(ii)	Van Kampen Mid Cap Growth Fund(**)
(iii)	Van Kampen Aggressive Growth Fund(50)
(iv)	Van Kampen Small Cap Value Fund(50)
(v)	Van Kampen Small Company Growth Fund††
(vi)	Van Kampen Small Cap Growth Fund(41)
(vii)	Van Kampen Select Growth Fund(52)
(viii)	Van Kampen Value Opportunities Fund(43)
(ix)	Van Kampen Leaders Fund(54)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund(62)
(xv)	Van Kampen Global Growth Fund(69)
           (d) (1) Investment Advisory Agreement for:

(i)	Van Kampen Utility Fund(28)
(ii)	Van Kampen Mid Cap Growth Fund(28)
(iii)	Van Kampen Aggressive Growth Fund(28)
(iv)	Van Kampen Small Cap Value Fund(30)
(v)	Van Kampen Small Company Growth Fund††
(vi)	Van Kampen Small Cap Growth Fund(41)
(vii)	Van Kampen Select Growth Fund(37)
(viii)	Van Kampen Value Opportunities Fund(43)
(ix)	Van Kampen Leaders Fund(54)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund(62)
(xv)	Van Kampen Global Growth Fund(69)
                (2) Amendment to the Investment Advisory Agreement for Van Kampen Small Cap Value Fund(52)
           (e) (1) Form of Dealer Agreement(48)
                (2) Amended and Restated Distribution and Service Agreement (63)
           (f) (1) Form of Trustee Deferred Compensation Agreement(*)
                (2) Form of Trustee Retirement Plan(*)
           (g) (1)(a) Custodian Contract(32)
                  (b) Amendment dated May 24, 2001 to the Custodian Contract(45)
                  (c) Amendment dated October 3, 2005 to the Custodian Contract(56)
                (2) Amended and Restated Transfer Agency and Service Agreement(63)
           (h) (1) Fund Accounting Agreement(32)

(i)	Amendments to Fund Accounting Agreement(46)(62)
                (2) Amended and Restated Legal Services Agreement(46)

            (i) (1) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP for:

(i)	Van Kampen Utility Fund(50)
(ii)	Van Kampen Mid Cap Growth Fund(65)
(iii)	Van Kampen Aggressive Growth Fund(59)
(iv)	Van Kampen Small Cap Value Fund(50)
(v)	Van Kampen Small Company Growth Fund††
(vi)	Van Kampen Small Cap Growth Fund(50)
(vii)	Van Kampen Select Growth Fund(52)
(viii)	Van Kampen Value Opportunities Fund(50)
(ix)	Van Kampen Leaders Fund(54)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund††
(xv)	Van Kampen Global Growth Fund(69)
               (2) Consent of Skadden, Arps, Slate, Meagher & Flom LLP†
           (j) Consent of independent auditors†
           (k) Not Applicable
           (l) Letter of Understanding relating to initial capital(27)
           (m) (1) Plan of Distribution pursuant to Rule 12b-1 for:

(i)	Van Kampen Utility Fund(27)
(ii)	Van Kampen Mid Cap Growth Fund(**)
(iii)	Van Kampen Select Growth Fund(37)
(iv)	Van Kampen Small Cap Value Fund(30)
(v)	Van Kampen Aggressive Growth Fund(59)
(vi)	Van Kampen Small Cap Growth Fund(41)
(vii)	Van Kampen Value Opportunities Fund(43)
(viii)	Van Kampen Small Company Growth Fund††
(ix)	Van Kampen Leaders Fund(54)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund(62)
(xv)	Van Kampen Global Growth Fund(69)
               (2) Form of Shareholder Assistance Agreement(32)
               (3) Form of Administrative Services Agreement(32)
               (4) Form of Shareholder Servicing Agreement(45)
               (5) Amended and Restated Service Plan for:

(i)	Van Kampen Utility Fund(46)
(ii)	Van Kampen Mid Cap Growth Fund(**)
(iii)	Van Kampen Select Growth Fund(46)
(iv)	Van Kampen Small Cap Value Fund(46)
(v)	Van Kampen Aggressive Growth Fund(59)
(vi)	Van Kampen Small Cap Growth Fund(46)
(vii)	Van Kampen Value Opportunities Fund(46)
(viii)	Van Kampen Small Company Growth Fund††
(ix)	Van Kampen Leaders Fund(54)
(x)	Van Kampen Asset Allocation Conservative Fund(58)
(xi)	Van Kampen Asset Allocation Moderate Fund(58)
(xii)	Van Kampen Asset Allocation Growth Fund(58)
(xiii)	Van Kampen Disciplined Small Cap Value Fund(61)
(xiv)	Van Kampen Core Equity Fund(62)
(xv)	Van Kampen Global Growth Fund(69)
           (n) Third Amended and Restated Multi-Class Plan(50)
           (p) (1) Code of Ethics of the Investment Adviser and Distributor(63)
                (2) Code of Ethics of the Funds(44)
           (q) Power of Attorney†
           (z) (1) List of certain investment companies in response to Item 27(a)†
                (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)†
(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1996.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1997.

(29)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on September 30, 1998.

(30)	Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on March 1, 1999.

(*)	Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund’s Registration Statement on Form N-1A, File Numbers 2-12685 and 811-734, filed April 29, 1999.

(32)	Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on June 16, 1999.

(37)	Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on April 24, 2000.

(41)	Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on October 19, 2000.

(43)	Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on April 16, 2001.

(44)	Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2001.

(45)	Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2002.

(46)	Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 24, 2003.

(48)	Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 28, 2004.

(49)	Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on September 28, 2004.

(50)	Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on November 30, 2004.

(52)	Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2005.

(53)	Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on November 23, 2005.

(54)	Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on February 3, 2006.

(56)	Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2006.

(58)	Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on September 22, 2006.

(59)	Incorporated herein by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on October 20, 2006.

(61)	Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on February 27, 2007.

(62)	Incorporated herein by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on June 1, 2007.

(63)	Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on July 23, 2007.

(65)	Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed on October 24, 2007.

(**)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-14, File No. 33-147328, filed on November 13, 2007.

(69)	Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed April 15, 2008.

(70)	Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, File No. 33-8122, filed May 30, 2008.

 †  Filed herewith.

†† To be filed by further amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund.

See Statement of Additional Information.

Item 25.  Indemnification.

Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended, (the “Agreement and Declaration of Trust”) Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person’s office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant’s disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the “Distributor”) and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Pursuant to the agreement by which Van Kampen Investor Services Inc. (“Investor Services”) is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

(1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

(2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

(3) the offer or sale of the Fund’s shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

(4) the refusal of the Fund to comply with terms of the agreement, or the Fund’s lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund’s investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

See also “Investment Advisory Agreement” in each Statement of Additional Information.

Item 26. Business and Other Connections of Investment Adviser.

See “Investment Advisory Services” in each Prospectus and “Investment Advisory Agreement,” “Other Agreements,” and “Trustees and Officers” in each Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the “Adviser”). For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 27. Principal Underwriters.

(a) The sole principal underwriter is Van Kampen Funds Inc. (the “Distributor”) which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

(b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading “Trustees and Officers” in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, Suite 100, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Suite 100, Oakbrook Terrace, Illinois

60181-5555 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Suite 100, Oakbrook Terrace, Illinois 60181-5555.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN EQUITY TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of July 2008.

VAN KAMPEN EQUITY TRUST

By:	/s/ JERRY W. MILLER
Jerry W. Miller, President and
Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on July 29, 2008 by the following persons in the capacities indicated.

Signatures	Titles

Principal Executive Officer:

/s/ JERRY W. MILLER Jerry W. Miller	President and Principal Executive Officer
Principal Financial Officer:
/s/ STUART N. SCHULDT* Stuart N. Schuldt	Chief Financial Officer and Treasurer
Trustees:
/s/ DAVID C. ARCH* David C. Arch	Trustee
/s/ JERRY D. CHOATE* Jerry D. Choate	Trustee
/s/ ROD DAMMEYER* Rod Dammeyer	Trustee
/s/ LINDA HUTTON HEAGY* Linda Hutton Heagy	Trustee
/s/ R. CRAIG KENNEDY* R. Craig Kennedy	Trustee
/s/ HOWARD J KERR* Howard J Kerr	Trustee
/s/ JACK E. NELSON* Jack E. Nelson	Trustee
/s/ HUGO F. SONNENSCHEIN* Hugo F. Sonnenschein	Trustee
/s/ WAYNE W. WHALEN* Wayne W. Whalen	Trustee
/s/ SUZANNE H. WOOLSEY* Suzanne H. Woolsey	Trustee

* Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.
/s/ ELISA MITCHELL Elisa Mitchell Attorney-in-Fact	July 29, 2008

VAN KAMPEN EQUITY TRUST
INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 71 TO FORM N-1A
AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

Exhibit
No.	Exhibit
(b)	Amended and Restated By-Laws
(i) (2)	Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(j)	Consent of independent auditors
(q)	Power of Attorney
(z) (1)	List of certain investment companies in response to Item 27(a)
(z) (2)	List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)